-
-
-
-
-
-
-
-
-
-
-
-
-
---------------------------------------------------------------------------

                                                      ARMADA

                                                      FUNDS

                                                      MONEY

             PROSPECTUS                               MARKET

             September 30, 1996                       SERIES

             ARMADA MONEY MARKET FUND

             ARMADA GOVERNMENT FUND

             ARMADA TREASURY FUND

             ARMADA TAX EXEMPT FUND

             ARMADA PENNSYLVANIA TAX EXEMPT FUND




                                                 [logo]

                                                 ARMADA
                                                    FUNDS

                                                  Financial Power Close at Hand

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Expense Table.............................................................................   2
Financial Highlights......................................................................   4
Introduction..............................................................................   9
Risk Factors, Investment Objectives and Policies..........................................   9
Investment Limitations....................................................................  17
Yield and Performance Information.........................................................  19
Pricing of Shares.........................................................................  20
How to Purchase and Redeem Shares.........................................................  20
Distribution Agreement....................................................................  25
Shareholder Services Plan.................................................................  25
Dividends and Distributions...............................................................  26
Taxes.....................................................................................  26
Management of the Trust...................................................................  28
Description of the Trust and its Shares...................................................  30
Custodian and Transfer Agent..............................................................  31
Expenses..................................................................................  31
Miscellaneous.............................................................................  32

- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK; NATIONAL CITY BANK OF COLUMBUS; NATIONAL CITY BANK OF KENTUCKY; NATIONAL ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES OR ANY BANK.
- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.

There can be no assurances the Armada Money Market, Government, Treasury, Tax Exempt or Pennsylvania Tax Exempt Funds will be able to maintain a stable net asset value of $1 per share. An investment in these funds is neither insured nor guaranteed by the U.S. Government.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------

4400 Computer Drive                   If you purchased your shares through NatCity Investments,
Westborough, Massachusetts 01581      Inc. (formerly National City Investments Corporation),
                                      please call your Investment Consultant for information.

                                      For current performance, fund information, account
                                      redemption information, and to purchase shares, please
                                      call 1-800-622-FUND(3863).

     This Prospectus describes shares in the following five investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

     MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments such as bank certificates of deposit, bankers' acceptances, and commercial paper (including variable and floating rate notes) in addition to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

     GOVERNMENT FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

     TREASURY FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in U.S. Treasury bills and notes and other direct obligations of the U.S. Treasury.

     TAX EXEMPT FUND'S investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Fund invests in tax-exempt obligations having remaining maturities of 397 calendar days or less, although variable and floating rate instruments may bear longer maturities.

     PENNSYLVANIA TAX EXEMPT FUND'S investment objective is to provide current income exempt from regular federal income and Pennsylvania personal income taxes, consistent with stability of principal. The Fund invests primarily in high quality debt obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities.

     All securities or instruments in which the Funds invest have remaining maturities of 397 calendar days or less, although variable and floating rate instruments and securities underlying certain repurchase agreements may bear longer maturities.

     National City Bank ("National City"), National City Bank of Columbus ("National City Columbus") and National City Bank of Kentucky ("National City Kentucky") serve as investment advisers to the Money Market, Government, Treasury and Tax Exempt Funds; National City serves as investment adviser to the Pennsylvania Tax Exempt Fund. These investment advisers are referred to herein individually as an "adviser" and collectively as the "advisers." Weiss, Peck & Greer, L.L.C. ("sub-adviser") serves as the investment sub-adviser to the Pennsylvania Tax Exempt Fund.

     440 Financial Distributors, Inc., a wholly-owned subsidiary of First Data Corp. (the "Distributor"), serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, NATIONAL CITY BANK OF COLUMBUS, NATIONAL CITY BANK OF KENTUCKY, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               September 30, 1996

     The classes which represent interests in the Funds are described in this Prospectus. Class A, Class B, Class C, Class D, and Class Q shares constitute the Institutional classes of shares (herein referred to as the "Institutional shares") of the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, and Pennsylvania Tax Exempt Fund, respectively. Class A -- Special Series 1, Class B -- Special Series 1, Class C -- Special Series 1, Class D -- Special Series 1, and Class Q -- Special Series 1 shares constitute the Retail classes of shares (herein referred to as the "Retail shares") of the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund, and Pennsylvania Tax Exempt Fund, respectively.

     Institutional shares are sold primarily to banks and customers of National Asset Management Corporation ("NAM"), that are large institutions. Retail shares are sold to the public primarily through financial institutions such as banks, brokers and dealers.

                                 EXPENSE TABLE

                                                MONEY            MONEY
                                               MARKET           MARKET         GOVERNMENT        GOVERNMENT         TREASURY
                                               RETAIL        INSTITUTIONAL       RETAIL        INSTITUTIONAL         RETAIL
                                              SHARES(1)         SHARES          SHARES(1)           SHARES          SHARES(1)
                                            -------------    -------------    -------------    --------------    --------------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Charge Imposed on Purchases.......       None             None             None             None              None
  Sales Charge Imposed on Reinvested
    Dividends.............................       None             None             None             None              None
  Deferred Sales Charge...................       None             None             None             None              None
  Exchange Fee............................       None             None             None             None              None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net
  assets)
  Management Fees (after fee waivers)(2)..        .25%             .25%             .25%             .25%              .25%
  12b-1 Fees (after fee waivers)(2,3).....        .05%             .05%             .05%             .05%              .05%
  Other Expenses..........................        .18%             .08%             .20%             .10%              .24%
                                                -----            -----            -----            -----             -----
        TOTAL FUND OPERATING EXPENSES
        (after fee waivers)(2)............        .48%             .38%             .50%             .40%              .54%
                                            ===========      ===========      ===========      =============     =============

                                                                                                PENNSYLVANIA      PENNSYLVANIA
                                              TREASURY        TAX EXEMPT       TAX EXEMPT        TAX EXEMPT        TAX EXEMPT
                                            INSTITUTIONAL       RETAIL        INSTITUTIONAL        RETAIL        INSTITUTIONAL
                                               SHARES          SHARES(1)         SHARES           SHARES(1)          SHARES
                                            -------------    -------------    -------------    --------------    --------------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Charge Imposed on Purchases.......       None             None             None             None              None
  Sales Charge Imposed on Reinvested
    Dividends.............................       None             None             None             None              None
  Deferred Sales Charge...................       None             None             None             None              None
  Exchange Fee............................       None             None             None             None              None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net
  assets)
  Management Fees (after fee waivers)(2)..        .25%             .15%             .15%             .15%              .15%
  12b-1 Fees (after fee waivers)(2,3).....        .05%             .05%             .05%             .05%              .05%
  Other Expenses..........................        .14%             .24%             .14%             .24%              .14%
                                                -----            -----            -----            -----             -----
        TOTAL FUND OPERATING EXPENSES
        (after fee waivers)(2)............        .44%             .44%             .34%             .44%              .34%
                                            ===========      ===========      ===========      =============     =============

---------------

1 The Trust has implemented a Shareholder Services Plan (the "Services Plan") with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .10% (on an annualized basis) of the net asset value of such shares. For further information concerning the Services Plan, see "Shareholder Services Plan."

2 The expense information in the table relating to each Fund has been restated to reflect current fees. For the current fiscal year, the Investment
  Advisers will voluntarily waive fees in the amount of .10% of the average daily net assets of the Money Market and Government Funds, .05% of the average daily net assets of the Treasury Fund, .20% of the average daily net assets of the Tax Exempt Fund and .25% of the average daily net assets of the Pennsylvania Tax Exempt Fund (the Investment Advisers are entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average daily net assets of each of the Money Market, Government and Tax Exempt Funds, .30% of the average daily net assets of the Treasury Fund and .40% of the average daily net assets of the Pennsylvania Tax Exempt Fund pursuant to their Advisory Agreement with the Trust). Without such fee waivers, Total Fund Operating Expenses would be .58% and.48% for the Retail and Institutional shares of the Money Market Fund, respectively, .60% and .50% for the Retail and Institutional shares of the Government Fund, respectively, .59% and .49% for the Retail and Institutional Shares of the Treasury Fund, respectively, .64% and .54% for the Retail and Institutional shares of the Tax Exempt Fund, respectively, and .69% and .59% for the Retail and Institutional shares of the Pennsylvania Tax Exempt Fund, respectively. Additionally, waivers of 12b-1 fees are expected to be in effect during the current fiscal year. If the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be .63% and .53%, .65% and .55%, .64% and .54%, .69% and .59% and .74% and .64% for the
  Retail and Institutional shares of the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund and Pennsylvania Tax Exempt Fund, respectively.

3 The Funds have in effect 12b-1 Plans pursuant to which each Fund may bear fees in an amount of up to .10% of average daily net assets. As a result of the payment of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate payments under the Trust's Service and Distribution Plan ("Distribution Plan") and Services Plan to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

----------------

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods (none of the Funds charges a redemption fee):

                                                              1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                                           ------------     ------------     ------------     ------------
Money Market Retail Shares.............................         $5              $ 15             $ 27             $ 60
Money Market Institutional Shares......................         $4              $ 12             $ 21             $ 48
Government Retail Shares...............................         $5              $ 16             $ 28             $ 63
Government Institutional Shares........................         $4              $ 13             $ 22             $ 51
Treasury Retail Shares.................................         $6              $ 17             $ 30             $ 68
Treasury Institutional Shares..........................         $5              $ 14             $ 25             $ 55
Tax Exempt Retail Shares...............................         $5              $ 14             $ 25             $ 55
Tax Exempt Institutional Shares........................         $3              $ 11             $ 19             $ 43
Pennsylvania Tax Exempt Retail Shares..................         $5              $ 14             $ 25             $ 55
Pennsylvania Tax Exempt Institutional Shares...........         $3              $ 11             $ 19             $ 43

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution Agreement" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds. Any fees that are charged by affiliates of the advisers or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                               MONEY MARKET FUND

    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.

                                  YEAR            YEAR           YEAR            YEAR           YEAR           YEAR
                                  ENDED          ENDED           ENDED          ENDED           ENDED          ENDED
                                 MAY 31,        MAY 31,         MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                  1996            1996           1995            1995           1994           1994
                              INSTITUTIONAL      RETAIL      INSTITUTIONAL      RETAIL      INSTITUTIONAL     RETAIL
                              -------------     --------     -------------     --------     -------------     -------
Net Asset Value,
 Beginning of Period.........  $      1.00      $   1.00      $      1.00      $   1.00       $    1.00       $  1.00
                              -------------     --------     -------------     --------     -------------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......        .0532         .0522            .0500         .0490           .0287         .0277
LESS DISTRIBUTIONS
 Dividends from Net
   Investment Income.........       (.0532)       (.0522)          (.0500)       (.0490)         (.0287)       (.0277)
                              -------------     --------     -------------     --------     -------------     -------
Net Asset Value, End of
 Period......................  $      1.00      $   1.00      $      1.00      $   1.00       $    1.00       $  1.00
                               ===========      =========     ===========      =========    ===========       ========
TOTAL RETURN.................         5.45%         5.35%            5.11%         5.01%           2.91%         2.81%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)....................  $ 1,344,414      $343,087      $ 1,083,243      $175,192       $ 743,377       $67,229
 Ratio of Expenses to Average
   Net Assets (after fee
   waivers)..................          .37%(5)       .47%(6)          .37%(5)       .47%(6)         .43%(5)       .53%(6)
 Ratio of Net Investment
   Income to Average Net
   Assets (after fee
   waivers)..................         5.30%(5)      5.18%(6)         5.07%(5)      5.12%(6)        2.94%(5)      2.78%(6)

                                   YEAR           YEAR            YEAR           YEAR            YEAR           YEAR
                                   ENDED          ENDED          ENDED           ENDED          ENDED           ENDED        YEAR
                                  MAY 31,        MAY 31,        MAY 31,         MAY 31,        MAY 31,         MAY 31,      ENDED
                                   1993           1993            1992           1992            1991          1991(2)      MAY 31,
                               INSTITUTIONAL     RETAIL      INSTITUTIONAL      RETAIL      INSTITUTIONAL      RETAIL        1990
                               -------------     -------     --------------     -------     --------------     -------     --------
Net Asset Value,
 Beginning of Period.........    $    1.00       $  1.00        $   1.00        $  1.00        $   1.00        $  1.00     $   1.00
                               -------------     -------         -------        -------         -------        -------     --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......        .0289         .0279           .0451          .0441           .0710           0092        .0836
LESS DISTRIBUTIONS
 Dividends from Net
   Investment Income.........       (.0289)       (.0279)         (.0451)        (.0441)         (.0710)        (.0092)      (.0836)
                               -------------     -------         -------        -------         -------        -------     --------
Net Asset Value, End of
 Period......................    $    1.00       $  1.00        $   1.00        $  1.00        $   1.00        $  1.00     $   1.00
                               ===========       ========    ===========        ========    ===========        ========    =========
TOTAL RETURN.................         2.93%         2.82%           4.59%          4.50%           7.34%          5.64%(3)     8.69%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)....................    $ 399,191       $57,710        $352,578        $28,497        $322,943        $22,658     $365,468
 Ratio of Expenses to Average
   Net Assets (after fee
   waivers)..................          .43%          .53%            .43%           .53%            .42%           .52%(3)      .42%
 Ratio of Net Investment
   Income to Average Net
   Assets (after fee
   waivers)..................         2.89%         2.79%           4.51%          4.41%           7.52%          6.03%(3)     8.37%


                                 YEAR         YEAR        PERIOD
                                ENDED        ENDED        ENDED
                               MAY 31,      MAY 31,      MAY 31,
                                 1989         1988       1987(1)
                               --------     --------     --------
Net Asset Value,
 Beginning of Period.........  $   1.00     $   1.00     $   1.00
                               --------     --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......     .0835        .0666        .0429
LESS DISTRIBUTIONS
 Dividends from Net
   Investment Income.........    (.0835)      (.0666)      (.0429)
                               --------     --------     --------
Net Asset Value, End of
 Period......................  $   1.00     $   1.00     $   1.00
                               =========    =========    =========
TOTAL RETURN.................      8.66%        6.87%        5.93%(3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)....................  $387,631     $370,064     $210,660
 Ratio of Expenses to Average
   Net Assets (after fee
   waivers)..................       .44%         .44%(4)      .36%(3,4)
 Ratio of Net Investment
   Income to Average Net
   Assets (after fee
   waivers)..................      8.35%        6.69%(4)     5.85%(3,4)

---------------

1 The Money Market Fund commenced operations on September 3, 1986.

2 Retail class commenced operations on April 1, 1991.

3 Annualized.

4 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the year ended May 31, 1988 were .45% and 6.68%, respectively, and for the period ended May 31, 1987 were .48% and 5.73%, respectively.

5 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .48% and 5.19% and .48% and 4.96%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the year ended May 31, 1994 would have been .45% and 2.92%.

6 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .58% and 5.07% and .58% and 5.01%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the year ended May 31, 1994 would have been .55% and 2.76%.


                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                                GOVERNMENT FUND

    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.

                                                      YEAR                          YEAR                          YEAR
                                   YEAR ENDED        ENDED        YEAR ENDED        ENDED       YEAR ENDED        ENDED
                                     MAY 31,        MAY 31,         MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                      1996            1996           1995           1995           1994           1994
                                  INSTITUTIONAL      RETAIL      INSTITUTIONAL     RETAIL      INSTITUTIONAL     RETAIL
                                  -------------     --------     -------------     -------     -------------     -------
Net Asset Value, Beginning of
 Period..........................   $    1.00       $   1.00       $    1.00       $ 1.00        $    1.00       $ 1.00
                                       ------       --------          ------       -------          ------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........       .0528          .0518           .0486        .0476            .0287        .0277
LESS DISTRIBUTIONS
Dividends from Net Investment
 Income..........................      (.0528)        (.0518)         (.0486)      (.0476 )         (.0287)      (.0277)
                                       ------       --------          ------       -------          ------       -------
Net Asset Value, End of Period...   $    1.00       $   1.00       $    1.00       $ 1.00        $    1.00       $ 1.00
                                  ===========       ========     ===========       =======     ===========       =======
TOTAL RETURN.....................        5.41%          5.31%           4.97%        4.87 %           2.91%        2.80%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)........................   $ 741,894       $131,194       $ 618,058       $19,174       $ 768,337       $6,945
 Ratio of Expenses to Average Net
   Assets (after fee waivers)....         .36%(4)        .46%(5)         .39%(4)       .51%(5)         .42%(4)      .52%(5)
 Ratio of Net Investment Income
   to Average Net Assets (after
   fee waivers)..................        5.27%(4)       5.13%(5)        4.83%(4)      5.01%(5)        2.92%(4)     2.75%(5)

                                                      YEAR                           YEAR
                                    YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED       YEAR ENDED
                                      MAY 31,        MAY 31,        MAY 31,         MAY 31,        MAY 31,          MAY 31,
                                       1993           1993            1992           1992            1991            1991(2)
                                   INSTITUTIONAL     RETAIL      INSTITUTIONAL      RETAIL      INSTITUTIONAL        RETAIL
                                   -------------     -------     --------------     -------     --------------     ----------
Net Asset Value, Beginning of
 Period..........................    $    1.00       $ 1.00         $   1.00        $ 1.00         $   1.00        $     1.00
                                        ------       -------          ------        -------          ------        ----------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........        .0287        .0277            .0456         .0446            .0695             .0093
LESS DISTRIBUTIONS
Dividends from Net Investment
 Income..........................       (.0287)      (.0277)          (.0456)        (.0446)         (.0695)           (.0093)
                                        ------       -------          ------        -------          ------        ----------
Net Asset Value, End of Period...    $    1.00       $ 1.00         $   1.00        $ 1.00         $   1.00        $     1.00
                                   ===========       =======     ===========        =======     ===========         =========
TOTAL RETURN.....................         2.91%        2.81 %           4.65%         4.55 %           7.17%             5.63%3
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)........................    $ 272,809       $11,050        $148,389        $2,234         $136,376        $    3,671
 Ratio of Expenses to Average Net
   Assets (after fee waivers)....          .45%(4)       .55%(5)         .45%(4)        .55%(5)         .45%(4)           .55%(3,5)
 Ratio of Net Investment Income
   to Average Net Assets (after
   fee waivers)..................         2.84%(4)      2.74%(5)        4.49%(4)       4.39%(5)        6.81%(4)          5.47%(3,5)


                                     YEAR         YEAR        YEAR       PERIOD
                                    ENDED        ENDED        ENDED       ENDED
                                   MAY 31,      MAY 31,      MAY 31,     MAY 31,
                                     1990         1989        1988        1987(1)
                                   --------     --------     -------     -------
Net Asset Value, Beginning of
 Period..........................  $   1.00     $   1.00     $ 1.00      $ 1.00
                                   --------     --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     .0821        .0807      .0640       .0144
LESS DISTRIBUTIONS
Dividends from Net Investment
 Income..........................    (.0821)      (.0807)    (.0640)     (.0144)
                                   --------     --------     -------     -------
Net Asset Value, End of Period...  $   1.00     $   1.00     $ 1.00      $ 1.00
                                   ========     ========     =======     =======
TOTAL RETURN.....................      8.53%        8.38%      6.59%       5.98%(3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)........................  $110,675     $ 74,684     $62,963     $37,028
 Ratio of Expenses to Average Net
   Assets (after fee waivers)....       .45%(4)      .45%(4)     .41%(4)     .35%(3,4)
 Ratio of Net Investment Income
   to Average Net Assets (after
   fee waivers)..................      8.16%(4)     8.20%(4)    6.42%(4)    5.86%(3,4)

---------------

1 The Government Fund commenced operations on March 3, 1987.

2 Retail class commenced operations on April 1, 1991.

3 Annualized.

4 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .47% and 5.16% and .50% and 4.72%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the years ended May 31, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 and for the period ended 1987 would have been .44% and 2.90%, .46% and 2.82%, .46% and 4.48%, .47% and 6.79%, .46% and 8.15%, .48% and 8.17%, .55% and
  6.28%, and .78% and 5.43%, respectively.

5 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .57% and 5.02% and .63% and 4.90%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1994, 1993 and 1992 and for the period ended May 31, 1991 would have been .54% and 2.73%, .56% and 2.72%, .56% and 4.38%, and .56% and
  5.46%, respectively.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                                 TREASURY FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.

                                                    YEAR ENDED      YEAR ENDED    PERIOD ENDED     PERIOD ENDED
                                                     MAY 31,         MAY 31,         MAY 31,         MAY 31,
                                                       1996            1996           1995             1995
                                                  INSTITUTIONAL       RETAIL     INSTITUTIONAL(1)    RETAIL(2)
                                                  --------------    ----------    -------------    ------------
Net Asset Value, Beginning of Period............     $   1.00        $   1.00       $    1.00        $   1.00
                                                  --------------    ----------    -------------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................        .0496           .0486           .0456           .0232
LESS DISTRIBUTIONS
  Dividends from Net Investment Income..........       (.0496)         (.0486)         (.0456)         (.0232)
                                                  --------------    ----------    -------------    ------------
Net Asset Value, End of Period..................     $   1.00        $   1.00       $    1.00        $   1.00
                                                   ==========        ========       =========      ==========
TOTAL RETURN....................................         5.07%           4.97%           4.86%(3)        5.41%(3)
RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (000's).............     $312,255        $  4,355       $ 142,877        $    366
  Ratio of Expenses to Average Net Assets
     (after fee waivers)........................          .41%(4)         .52%(5)         .43%(3,4)       .56%(3,5)
  Ratio of Net Investment Income to Average
     Net Assets (after fee waivers).............         4.88%(4)        4.77%(5)        4.78%(3,4)      5.35%(3,5)

---------------

1 Institutional class commenced operations on June 16, 1994.

2 Retail class commenced operations on December 22, 1994.

3 Annualized.

4 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Institutional class for the year ended May 31, 1996 and for the period ended May 31, 1995 would have been .47% and 4.82% and .49% and 4.72%, respectively.

5 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Retail class for the year ended May 31, 1996 and for the period ended May 31, 1995 would have been .58% and 4.71% and .63% and 5.28%, respectively.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                                TAX EXEMPT FUND

    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose reports are incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.

                                  YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                  ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                 MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,
                                  1996           1996           1995           1995           1994           1994
                              INSTITUTIONAL     RETAIL      INSTITUTIONAL     RETAIL      INSTITUTIONAL     RETAIL
                              -------------     -------     -------------     -------     -------------     -------
Net Asset Value, Beginning of
 Period......................   $    1.00       $  1.00       $    1.00       $  1.00       $    1.00       $  1.00
                                 --------       -------        --------       -------        --------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......       .0334         .0324           .0309         .0299           .0204         .0194
LESS DISTRIBUTIONS
 Dividends from Net
   Investment Income.........      (.0334)       (.0324)         (.0309)       (.0299)         (.0204)       (.0194)
                                 --------       -------        --------       -------        --------       -------
Net Asset Value, End of
 Period......................   $    1.00       $  1.00       $    1.00       $  1.00       $    1.00       $  1.00
                                 ========       =======        ========       =======        ========       =======
TOTAL RETURN.................        3.40%         3.29%           3.14%         3.04%           2.06%         1.96%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)....................   $ 261,808       $85,928       $ 172,643       $51,916       $ 139,015       $17,819
 Ratio of Expenses to Average
   Net Assets (after fee
   waivers)..................         .30%(4)       .40%(5)         .35%(4)       .46%(5)         .33%(4)       .43%(5)
 Ratio of Net Investment
   Income to Average Net
   Assets (after fee
   waivers)..................        3.33%(4)      3.23%(5)        3.15%(4)      3.17%(5)        2.05%(4)      1.94%(5)

                                   YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED       YEAR
                                  MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,        MAY 31,      ENDED
                                   1993           1993           1992           1992           1991          1991(2)     MAY 31,
                               INSTITUTIONAL     RETAIL      INSTITUTIONAL     RETAIL      INSTITUTIONAL     RETAIL       1990
                               -------------     -------     -------------     -------     -------------     -------     -------
Net Asset Value, Beginning of
 Period......................     $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $ 1.00      $  1.00
                                  -------        -------        -------        -------        -------        ------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......       .0216          .0206          .0351          .0341          .0517         .0069        .0581
LESS DISTRIBUTIONS
 Dividends from Net
   Investment Income.........      (.0216)        (.0206)        (.0351)        (.0341)        (.0517)       (.0069)      (.0581)
                                  -------        -------        -------        -------        -------        ------      -------
Net Asset Value, End of
 Period......................     $  1.00        $  1.00        $  1.00        $  1.00        $  1.00        $ 1.00      $  1.00
                                  =======        =======        =======        =======        =======        ======      =======
TOTAL RETURN.................        2.18%          2.07%          3.57%          3.47%          5.29%         4.24%(3)     5.96%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)....................     $58,928        $17,791        $60,079        $10,745        $63,559        $4,922      $73,265
 Ratio of Expenses to Average
   Net Assets (after fee
   waivers)..................         .36%(4)        .46%(5)        .28%(4)        .38%(5)        .20%(4)       .28%(3,5)    .21%(4)
 Ratio of Net Investment
   Income to Average Net
   Assets (after fee
   waivers)..................        2.16%(4)       2.06%(5)       3.45%(4)       3.35%(5)       5.14%(4)      4.15%(3,5)   5.82%(4)


                               PERIOD
                                ENDED
                               MAY 31,
                               1989(1)
                               -------
Net Asset Value, Beginning of
 Period......................  $  1.00
                               -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......    .0513
LESS DISTRIBUTIONS
 Dividends from Net
   Investment Income.........   (.0513)
                               -------
Net Asset Value, End of
 Period......................  $  1.00
                               =======
TOTAL RETURN.................     6.03%(3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)....................  $87,770
 Ratio of Expenses to Average
   Net Assets (after fee
   waivers)..................      .31%(3,4)
 Ratio of Net Investment
   Income to Average Net
   Assets (after fee
   waivers)..................     5.93%(3,4)

---------------

1 The Tax Exempt Fund commenced operations on July 20, 1988.

2 Retail class commenced operations on April 1, 1991.

3 Annualized.

4 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .51% and 3.12% and .56% and 2.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the years ended May 31, 1994, 1993, 1992, 1991, 1990, and the period ended May 31, 1989 would have been .53% and 1.85%, .56% and 1.96%, .54% and
  3.20%, .55% and 4.79%, .27% and 5.76%, and .51% and 5.73%, respectively.

5 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .61% and 3.02% and .67% and 2.96%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1994, 1993, 1992, and for the period ended May 31, 1991 would have been .63% and 1.74%, .66% and 1.86%, .64% and 3.10%, and .63% and
  3.80%, respectively.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                    PREDECESSOR PENNSYLVANIA TAX EXEMPT FUND

     The Fund commenced operations on August 8, 1994 as a separate investment portfolio (the "Predecessor Pennsylvania Tax Exempt Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Pennsylvania Tax Exempt Fund offered and sold Retail Shares that were similar to the Fund's Retail Shares.

     The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Pennsylvania Tax Exempt Fund's Retail Shares (the series that is similar to the Retail Shares of the Pennsylvania Tax Exempt Fund) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Pennsylvania Tax Exempt Fund was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Pennsylvania Tax Exempt Fund's operations from May 1, 1996 through May 31, 1996 is being presented. The information was derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Pennsylvania Tax Exempt Fund, whose reports thereon are contained in Inventor Funds' Annual Reports to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Pennsylvania Tax Exempt Fund.

                                                            PERIOD OF
                                                           MAY 1, 1996      YEAR ENDED     PERIOD ENDED
                                                             THROUGH        APRIL 30,       APRIL 30,
                                                           MAY 31, 1996        1996           1995(1)
                                                           ------------     ----------     ------------
Net Asset Value, Beginning of Period.....................    $   1.00        $   1.00        $   1.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................................         .00             .03             .02
LESS DISTRIBUTIONS
  Distributions from Net Investment Income...............        (.00)           (.03)           (.02)
Net Asset Value, End of Period...........................    $   1.00        $   1.00        $   1.00
TOTAL RETURN(2)..........................................        0.28%           3.36%           2.32%
RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)........................    $ 68,472        $ 70,422        $ 56,668
  Ratio of Expenses to Average Net Assets (after fee
     waivers)............................................        0.55%(3,4)      0.55%(3)        0.55%(3,4)
  Ratio of Net Investment Income to Average Net Assets
     (after fee waivers).................................        3.24%(3,4)      3.29%(3)        3.21%(3,4)

---------------

1 Commenced operations on August 8, 1994. The Fund did not offer Institutional shares during the period covered by the Financial Highlights.

2 Not annualized.

3 The operating expense ratio and the net investment income ratio before fee waivers by the investment adviser for the fiscal period ended May 31, 1996, the year ended April 30, 1996 and for the period ended April 30, 1995 would have been 0.97% and 2.82%, 0.96% and 2.88%, and 1.04% and 2.72%, respectively.

4 Annualized.

                                  INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Risk Factors, Investment Objectives and Policies." Each Fund is classified as a diversified investment company under the 1940 Act.

     Shares of each Fund have been classified into two separate classes -- Retail shares and Institutional shares. Retail shares and Institutional shares represent equal pro rata interests in a Fund except that, as described more fully under "Shareholder Services Plan," the Trust has implemented the Services Plan with respect to Retail shares in the Funds. Under the Services Plan, only the beneficial owners of Retail shares bear the expenses of shareholder administrative services which are provided by financial institutions for their benefit (not to exceed .10% annually). See "Shareholder Services Plan," "Dividends and Distributions" and "Description of the Trust and Its Shares" for a description of the impact that the Services Plan may have on holders of Retail shares.

                RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES

     The Trust uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. The investments and investment techniques utilized by the Funds are described below. Prior to making an investment decision, an investor should consider which Funds best meet an investor's investment objectives and review carefully the risks involved in Fund investments described below.

     The investment objective of a Fund may not be changed without the vote of the holders of a majority of its outstanding shares (as defined in "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies, however, may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective.

     Each Fund will only purchase "eligible securities" that present minimal credit risks as determined by the advisers pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include (i) U.S. government obligations, (ii) securities that are rated (at the time of purchase) by nationally recognized statistical rating organizations ("Rating Agencies") in the two highest rating categories for such securities, and (iii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the advisers. See "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information for a more complete description of eligible securities. A description of ratings is also contained in the Statement of Additional Information.

     Each Fund's assets have remaining maturities of 397 calendar days or less (except for certain variable and floating rate instruments and securities underlying certain repurchase agreements) as defined by the SEC and each Fund's dollar-weighted average portfolio maturity may not exceed 90 days.

MONEY MARKET FUND

     The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by an unaffiliated Rating Agency, or determined to be of comparable quality by the advisers. The Money Market Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. See "Common Investment Policies of the Funds -- Money Market Instruments."

GOVERNMENT FUND

     The investment objective of the Government Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. See "Common Investment Policies of the Funds -- Government Obligations."

TREASURY FUND

     The investment objective of the Treasury Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes. See "Common Investment Policies of the Funds."

TAX EXEMPT FUND

     The investment objective of the Tax Exempt Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified fund of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities").

     Under normal market conditions, at least 80% of the value of the Tax Exempt Fund's total assets will be invested in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the advisers, desirable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods; however, uninvested cash reserves will not earn income. See "Common Investment Policies of the Funds."

     Although the Tax Exempt Fund may invest 25% or more of its net assets in
(i) Municipal Securities whose issues are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds (described below), it does not presently intend to do so unless in the opinion of its advisers the investment is warranted. To the extent that the Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

PENNSYLVANIA TAX EXEMPT FUND

     The investment objective of the Pennsylvania Tax Exempt Fund is to provide current income exempt from regular federal income tax and Pennsylvania personal income taxes, consistent with stability of principal. It is a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share.

     The Pennsylvania Tax Exempt Fund invests primarily in debt obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers ("Pennsylvania Municipal Securities"). As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a prefer-ence item for purposes of the alternative minimum tax.

     The Pennsylvania Tax Exempt Fund is concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania, and therefore investment in the Fund may be riskier than an investment in other types of money market funds.

     The Fund may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis and reserves the right to engage in transactions involving stand-by commitments and repurchase agreements. The Fund may invest up to 100% of its assets in securities which pay interest exempt only from federal taxes and in taxable securities, during temporary defensive periods when, in the opinion of the sub-adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods; however, uninvested cash reserves will not earn income. See "Other Investment Policies."

  Special Risk Considerations -- Pennsylvania Tax Exempt Fund

     Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the ability of the respective obligors to make payments of interest and principal due on the obligations held by the Fund, and the market values of these obligations. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth of Pennsylvania and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession in the early 1990s affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

COMMON INVESTMENT POLICIES OF THE FUNDS

  Illiquid Securities

     The Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the advisers, or sub-adviser in the case of the Pennsylvania Tax Exempt Fund, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board will carefully monitor any investment by a Fund in these securities.

  Risk Factors Associated with Derivative Instruments

     Since their inception, the Funds have emphasized safety and high credit quality. This requires that market risk or interest rate risk, as well as credit risk, be held to minimal levels. The advisers have determined that many types of floating rate instruments, commonly referred to as "derivatives," are considered to be potentially volatile. These derivative instruments are structured in a way that may not allow them to reset to par at an interest rate adjustment date. Accordingly, the advisers have adopted the following policies on behalf of the Funds.

     The following types of derivative instruments ARE NOT permitted investments for the Funds:

- leveraged or deleveraged floaters (whose interest rate reset provisions are based on a formula that magnifies the effect of changes in interest rates)

- range floaters (which do not pay interest if market interest rates move outside of a specified range)

- dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value)

- inverse floaters (which reset in the opposite direction of their index)

- any other structured instruments having cash flow characteristics that can create potential market volatility similar to the "floaters" listed above

     Additionally, the Funds may not invest in instruments indexed to longer than one-year rates, or in instruments whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters."

     At the present time, the only derivative investments that have been determined to be suitable for investment by the Funds are:

- securities based on short-term, fixed-rate contracts; and

- floating-rate or variable-rate securities whose interest rates reset based on changes in standard money market rate indices such as U.S. government Treasury bills, London Interbank Offered Rate, published commercial paper rates, or federal funds rates.

     The risk to the Funds due to the use of these derivatives will be limited to the principal invested in such instruments. The advisers, or sub-adviser in the case of the Pennsylvania Tax Exempt Fund, will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.

  Repurchase and Reverse Repurchase Agreements

     The Money Market and Government Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). These Funds may enter into repurchase agreements only with financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the advisers, pursuant to guidelines approved by the Trust's Board of Trustees. None of the Funds may enter into repurchase agreements with the advisers, Distributor, or any of their affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

     The seller under a repurchase agreement will be required to maintain the value of the securities which a Fund holds subject to the agreement at not less than the repurchase price, marked to market daily, by providing additional securities or other collateral to the Fund if necessary. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Further, it is uncertain whether the Trust would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities.

     The Money Market and Government Funds may also borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements the Funds will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

  Lending Portfolio Securities

     In order to generate additional income, the Money Market, Government and Treasury Funds may, from time to time, lend their portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the advisers, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the advisers have determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  Variable and Floating Rate Obligations

     The Money Market, Government, Tax Exempt and Pennsylvania Tax Exempt Funds may purchase variable and floating rate demand obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund, however, may invest in such obligations which have a stated maturity in excess of 397 days only if the Fund may demand repayment at intervals in accordance with guidelines established by the Board of Trustees. Because variable and floating rate obligations are direct lending arrangements between the purchasing Fund and the issuer, they are not normally traded. Although there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the advisers, or sub-adviser in the case of the Pennsylvania Tax Exempt Fund. Variable and floating rate obligations entered into by the Government Fund, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

  Money Market Instruments

     The Money Market Fund may invest in "money market" instruments, including bank obligations and commercial paper. The Pennsylvania Tax Exempt Fund may also invest, from time to time, a portion of its assets for temporary defensive or other purposes in such taxable money market instruments.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Money Market Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

     Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by Standard & Poor's Ratings Group ("S&P"), "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"), "F-2" or better by Fitch Investors Service, L.P. ("Fitch"), "Duff 2" or better by Duff & Phelps Credit Rating Co. ("Duff"), or "A2" or better by IBCA, Inc. or, if not rated, determined by the advisers to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Money Market Fund may invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Money Market Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

     Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject the Money Market Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Money Market Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the advisers believe that the credit risk with respect to the instrument is minimal.

     The Money Market Fund may also make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. The Fund will purchase a GIC only when the advisers have determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by certain nationally recognized statistical rating organizations.

  Government Obligations

     The Treasury Fund may only invest in direct obligations of the U.S. Treasury. The other Funds may invest in these obligations and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations."

  Types of Municipal Securities

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or "special obligation" securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific excise tax or other specific revenue source such as the user of the facility being financed. "Private activity" bonds are revenue securities normally issued by industrial development authorities to finance privately-owned facilities and are backed by private entities. Any private activity bonds (including industrial development bonds) held by a Fund are not payable from revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate or other user of the facility involved. Private activity bonds are included in the terms "Municipal Securities" and "Pennsylvania Municipal Securities" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. See "Taxes."

     The Tax Exempt Fund and Pennsylvania Tax Exempt Fund may also invest in "moral obligation" bonds, which are ordinarily issued by special purpose public authorities in states other than Ohio. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     In addition, the Tax Exempt Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax or other funds, the proceeds of bonds or other revenues. Municipal Securities purchased by the Tax Exempt Fund may include variable and floating rate instruments (described below). The Tax Exempt Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

     Certain municipal obligations may be accompanied by a guaranty, letter of credit or insurance. The Pennsylvania Tax Exempt Fund typically evaluates the credit quality and ratings of such "credit enhanced" securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), in addition to the issuer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

     Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

     Participation interests are interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Pennsylvania Tax Exempt Fund to treat the income from the investment as exempt from federal income tax. This Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

     A participation interest may be in the form of "certificates of participation" which represents undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Pennsylvania Tax Exempt Fund invests will be subject to the same quality rating standards applicable to Municipal Securities.

  Stand-by Commitments

     The Tax Exempt and Pennsylvania Tax Exempt Funds may acquire stand-by commitments with respect to Municipal Securities. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments must be of high quality as determined by any Rating Agency, or, if not rated, must be deemed to be of comparable quality. The Funds acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes.

  Tax-Exempt Derivatives and Other Municipal Securities

     The Tax Exempt and Pennsylvania Tax Exempt Funds may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Risk Factors Associated with Derivative Instruments" above.)

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Tax Exempt Fund and Pennsylvania Tax Exempt Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and their investment advisers, and sub-adviser, will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

  When-Issued Securities

     The Tax Exempt and Pennsylvania Tax Exempt Funds may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when delivery takes place. The Funds expect that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, each Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. For further information, see "Risk Factors, Investment Objectives, and Policies" in the Statement of Additional Information.

  Securities of Other Investment Companies

     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies (including other investment companies advised by the advisers) which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Risk Factors, Investment Objectives and Policies.")

     No Fund may:

     1. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and each Fund (other than the Tax Exempt and Pennsylvania Tax Exempt Funds) may lend portfolio securities and each Fund (other than the Tax Exempt Fund) may enter into repurchase agreements in accordance with its investment objective and policies.

     2. (a) This paragraph does not apply to the Pennsylvania Tax Exempt Fund. Borrow money or issue senior securities, except that each Fund may borrow from banks for temporary purposes and each Fund (other than the Tax Exempt Fund) may enter into reverse repurchase agreements for temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing (provided that each Fund other than the Tax Exempt Fund may invest in reverse repurchase agreements in accordance with its investment objective and policies). Borrowings are intended solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and not for leverage purposes. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the Fund's net assets are outstanding.

     (b) The Pennsylvania Tax Exempt Fund may not borrow money or issue senior securities, except that the Fund may borrow from anyone for temporary purposes in amounts not in excess of 5% of the value of its total assets at the time of such borrowing; or the Fund may borrow from a bank for non-temporary purposes, provided that the borrowing does not exceed 33 1/3% of the Fund's net assets. To the extent that a bank borrowing exceeds 5% of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities while outstanding borrowings equal or exceed 5% of the Fund's total assets.

     3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days (other than the Tax Exempt Fund), non-negotiable time deposits (other than the Tax Exempt Fund), and other securities which are not readily marketable.

     4. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization or where otherwise permitted by the 1940 Act (but only in securities of other investment companies which seek to maintain a constant net asset value per share and which are permitted themselves to invest only in securities which may be acquired by the
Fund).

     Additional investment limitations which are matters of fundamental policy are as follows:

     5. The Money Market, Government and Treasury Funds will limit their respective purchases of the securities of any one issuer (other than U.S. government obligations and customary demand deposits) to 5% of their respective total assets, except that each Fund may invest more than 5% but no more than 25% of its total assets in "First Tier Securities" of one issuer for a period of up to three business days. First Tier Securities include "eligible securities" (defined above under "Risk Factors, Investment Objectives and Policies") that

          (a) if rated by more than one Rating Agency, are rated (at the time of purchase) by two or more Rating Agencies in the highest rating category for such securities

          (b) if rated by only one Rating Agency, are rated by such Rating Agency in its highest rating category for such securities

          (c) have no short term rating but have been issued by an issuer that has other outstanding short term obligations that have been rated in accordance with (a) or (b) above and are comparable in priority and security to such securities

          (d) are certain unrated securities that have been determined by the advisers to be of comparable quality to such securities pursuant to guidelines established by the Trust's Board of Trustees

     6. The Money Market, Government and Treasury Funds will limit their purchases of "Second Tier Securities," which are eligible securities other than First Tier Securities, to 5% of their respective total assets.

     7. The Money Market, Government and Treasury Funds will limit their purchases of Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

     8. Neither the Money Market Fund nor the Pennsylvania Tax Exempt Fund may purchase any securities which would cause 25% or more of the value of their respective total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided, that

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities or by domestic branches of U.S. banks and repurchase agreements secured by such obligations

          (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents

          (c) utilities will be classified according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone each will be considered a separate industry

          (d) with respect to the Pennsylvania Tax Exempt Fund, there is no limitation with respect to securities issued by state and local governments

     9. The Government Fund may not purchase securities other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements) and securities of other investment companies as permitted by investment limitation No. 4 above.

     10. The Treasury Fund may not purchase securities other than direct obligations of the U.S. Treasury, such as Treasury bills and notes and securities of other investment companies as permitted by investment limitation No. 4 above.

     11. The Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from federal income tax, stand-by commitments with respect to such obligations, and securities of other investment companies as permitted by investment limitation No. 4 above.

     12. The Tax Exempt Fund may not purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, immediately after and as a result of such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation for purposes of the 1940 Act. If a Fund exceeds the limitation on the holding of illiquid securities it will sell illiquid securities as necessary to maintain the required liquidity when the advisers believe that it is in the best interests of the Fund to do so.

     In order to permit the sale of the Funds' shares in certain states, the Trust may make commitments more restrictive than the investment policies and limitations described above. Should the Trust determine that any such commitment is no longer in a Fund's best interests, it will revoke the commitment by terminating sales of the Fund's shares to investors residing in the state involved.

                       YIELD AND PERFORMANCE INFORMATION

     From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's "yield" and "effective yield" and the Tax Exempt and Pennsylvania Tax Exempt Funds' "tax-equivalent yield" for Institutional shares and Retail shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares of a Fund over a seven-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" for a class of shares is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. An effective yield for a class of shares will be slightly higher than its yield because of the compounding effect of the assumed reinvestment. The Tax Exempt and Pennsylvania Tax Exempt Funds' "tax-equivalent yield" for a class of shares, which shows the level of taxable yield necessary to produce an after-tax equivalent to the Funds' tax-free yield for that class, may also be quoted from time to time. It is calculated by increasing the yield (calculated as above) for a class of shares by the amount necessary to reflect the payment of federal income tax and state income tax at stated tax rates. The Tax Exempt and Pennsylvania Tax Exempt Funds' tax-equivalent yield for a class of shares will always be higher than its yield.

     Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in IBC's Money Fund Report, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

     The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by fund quality, composition, maturity, market conditions and the level of operating expenses for the class of shares. From time to time, the advisers may voluntarily waive their investment advisory fees in order to reduce such operating expenses, which will have the effect of enhancing the yield. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.

     Shareholders should note that the yield of the Retail shares will be reduced by the amount of the shareholder servicing fees that are payable under the Services Plan. See "Shareholder Services Plan."

     Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND (3863).

                               PRICING OF SHARES

     For purposes of pricing purchase and redemption orders, the net asset values per share of the Money Market, Government, Treasury and Pennsylvania Tax Exempt Funds are calculated as of 1:00 p.m. and as of the close of trading on the New York Stock Exchange (the "Exchange") (generally, 4:00 p.m. Eastern Time) on each business day as described below. The net asset value per share of the Tax Exempt Fund is calculated as of 12:00 noon and as of the close of trading on the Exchange (generally, 4:00 p.m. Eastern Time) on each business day as described below. Net asset value per share is determined on each business day, except those holidays which the Exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Business Day"). Net asset value per share of a particular class in a Fund is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class.

     The assets in all of the Funds are valued based upon the amortized cost method, which has been determined by the Trust's Board of Trustees to represent the fair value of the Funds' investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium. Although the Trust seeks to maintain the net asset value per share of the Funds at $1.00, there can be no assurance that the net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     From time to time, the Distributor, at its expense, may offer promotional incentives to dealers. As of the date of this Prospectus, the Distributor intends to offer certain promotional incentives, including trips and monetary awards to NatCity Investments, Inc. and other affiliates of National City.

PURCHASE OF RETAIL SHARES

     Retail shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Funds for such services of up to .10% (on an annualized basis) of the average daily net asset value of such shares. See "Shareholder Services Plan." To purchase shares, Investors should call 1-800-622-FUND (3863) or visit their local NatCity Investments, Inc. office:

Cleveland           1-800-624-6450
Columbus            1-800-345-0278
Dayton              1-800-755-8723
Akron               1-800-229-0295
Louisville          1-800-727-5656
Indianapolis        1-800-826-2868
Toledo              1-800-331-8275
Youngstown          1-800-742-4098
Pittsburgh          1-800-282-1078

     With respect to the Money Market, Government and Treasury Funds, shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor, or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

     The minimum investment for the initial purchase of Retail shares in a Fund is $2,500, except for purchases for an IRA or other retirement plan in which event the minimum initial investment is $500. All subsequent investments for Retail shares and IRAs are subject to a minimum investment of $250. Investments made in Retail shares by a sweep program described below or through a monthly savings program described below are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described in "Other Redemption Information" below. Purchases for an IRA through the monthly savings program will be considered as contributions for the year in which the purchases are made.

     Customers of Banks may purchase Retail shares through procedures established by the Banks or their financial institutions in connection with the requirements of their customer accounts. These procedures may include instructions under which a Bank or financial institution may automatically "sweep" a customer account and invest amounts agreed to by the Bank or financial institution and the customer in additional Retail shares of a Fund. Customers may obtain information relating to the requirements of such accounts from their Banks or financial institutions.

     Under a monthly savings program, Investors may add to their investment in the Retail shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Funds may be automatically withdrawn from a shareholder's checking or savings account available through an investor's financial institution and invested in additional shares at the net asset value per share next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Funds, or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, First Data Investors Services Group, Inc. (formerly, The Shareholder Services Group, Inc. d/b/a 440 Financial) (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.

PURCHASE OF INSTITUTIONAL SHARES

     Institutional shares are sold primarily to Banks, as well as NAM customers that are large institutions, ("Customers"). Depending on the terms governing the particular account, the Banks or NAM may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the net return on a shareholder's investment in a Fund. There is no minimum investment.

     Customers may purchase Institutional shares through procedures established by the Banks or NAM in connection with the requirements of their Customer accounts. These procedures may include instructions under which a Bank or NAM may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Bank or NAM and the Customer in additional Institutional shares of a Fund. Customers should obtain information relating to the requirements of such accounts from their Banks or NAM.

     If participating in an Asset Diversification Account, under a monthly savings program, Customers may add to their investment in the Institutional shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a Customer's checking or savings account available through a Customer's financial institution and invested in additional shares at the net asset value per share next determined after an order is received by the Trust. A Customer may apply for participation in a monthly program through the Customer's Bank or NAM, by completing an application. The program may be modified or terminated by the Customer on 30 days written notice or by the Trust at any time.

     It is the responsibility of the Banks and NAM to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will be held of record by the Banks or NAM. Confirmations of share purchases and redemptions will be sent to the Banks and NAM. Beneficial ownership of Institutional shares will be recorded by the Banks or NAM or the Transfer Agent and reflected in the account statements provided by them to their Customers.

     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of the Money Market, Government and Treasury Funds which are received by the Transfer Agent on any Business Day prior to 12:00 noon (Eastern Time) are priced at the net asset value per share next determined after receipt of the order by the Transfer Agent. Purchase orders received between 12:00 noon and 2:00 p.m. (Eastern Time) are priced at the net asset value per share determined at the close of trading on the New York Stock Exchange. Purchase orders received before 2:00 p.m. (Eastern Time) are processed on the day of receipt. Purchase orders received by the Transfer Agent after 2:00 p.m. (Eastern Time) will be executed on the following Business Day at the previous day's net asset value per share.

     Purchase orders for shares of the Tax Exempt and Pennsylvania Tax Exempt Funds which are received by the Transfer Agent on any Business Day prior to 12:00 noon (Eastern Time) are priced at the net asset value per share next determined after receipt of the order by the Transfer Agent and processed that day. Purchase orders received by the Transfer Agent after 12:00 noon (Eastern
Time) will be executed on the following business day at the previous day's net asset value per share.

     Purchases will be effected only when Federal funds or other funds are immediately available to the Trust's custodian to make the purchase on the day the Transfer Agent receives the purchase order. Orders for which funds have not been received by the Transfer Agent by the prescribed deadline on a given day will not be accepted and notice thereof will be given promptly to the Bank or financial institution. In accordance with this policy, purchase orders which are accompanied by a check will be executed on the second Business Day following receipt of the order at the previous day's net asset value per share.

REDEMPTION OF RETAIL SHARES

     Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND (3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

     Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks. It is the responsibility of the Banks to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks may charge their Customers' accounts for services.

Information relating to such services and charges, if any, is available from the Banks.

     If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

     A shareholder of record may redeem shares in any amount by sending a written request to the Trust, P.O. Box 5109, Westborough, Massachusetts 01581-5109. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $5,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $5,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

     A shareholder of record also may redeem shares in any amount by calling 1-800-622-FUND (3863) provided the appropriate election was made on the shareholder's account application.

     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or the Trust at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Trust's transfer agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent at 1-800-622-FUND (3863).

CHECKWRITING

     Checkwriting is available from certain institutions with respect to the Funds. No charge for the use of the checkwriting privilege is currently imposed by the Trust, although a charge may be imposed in the future. With this service, a shareholder may write a check in an amount of $250 or more. To obtain checks, a shareholder must complete the signature card that accompanies the ac-count application. To establish this checkwriting service after opening an account in one or more of the Funds, the shareholder must contact the Trust by calling 1-800-622-FUND (3863) or by sending a written request to the Trust, P.O. Box 5109, Westborough, Massachusetts 01581-5109 to obtain an application. A signature guarantee may be required. A shareholder will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.

OTHER REDEMPTION INFORMATION

     With respect to the Money Market, Government and Treasury Funds, redemption orders are effected at the net asset value per share next determined after acceptance of the order by the Transfer Agent. Payment for redemption orders received by the Transfer Agent on a Business Day before 1:00 p.m. (Eastern Time) will be wired the same day to the Bank or financial institution placing the order. Payment for redemption orders which are received between 1:00 p.m. (Eastern Time) and the close of business or on a non-Business Day will normally be wired to the Bank or financial institution on the next Business Day, provided that the Trust reserves the right to wire redemption proceeds within seven days after receiving the redemption orders if, in the judgment of the advisers, an earlier payment could adversely affect the Trust.

     With respect to the Tax Exempt and Pennsylvania Tax Exempt Funds, redemption orders are effected at the net asset value per share next determined after acceptance of the order by the Transfer Agent. Payment for redemption orders received by the Transfer Agent on a Business Day before 12:00 noon (Eastern Time) will be wired the same day to the Bank or financial institution placing the order. Payment for redemption orders which are received between 12:00 noon (Eastern Time) and the close of business or on a non-Business Day will normally be wired to the Bank or financial institution on the next Business Day, provided that the Trust reserves the right to wire redemption proceeds within seven days after receiving the redemption orders if, in the judgment of the advisers, an earlier payment could adversely affect the Trust.

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $1,000 due to redemptions where the shareholder does not increase the amount in the account to at least $1,000 upon 60 days notice.

     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 10 days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by Federal funds, bank wire, or by certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

     The Trust may also redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. See "Net Asset Value" in the Statement of Additional Information.

     Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES

     The Trust offers an exchange program whereby Investors who own Retail shares of the Funds (each a "no load Fund") may exchange those Retail shares for Retail shares of an investment fund offered by the Trust which is sold with a sales charge (each a "load Fund") subject to payment of the applicable sales charge, provided that such other Retail shares may be legally sold in the state of the shareholder's residence. (However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon the reinvestment of the equivalent amount into the Retail shares of a load Fund.) Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge. Shareholders contemplating an exchange should carefully review the Prospectus of the Fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND (3863).

     Any Retail shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests for the Money Market, Government and Treasury Funds received by the Transfer Agent prior to 1:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; such requests received by the Transfer Agent after 1:00 p.m. (Eastern Time) will be processed on the next Business Day. Exchange requests for the Tax Exempt and Pennsylvania Tax Exempt Funds received by the Transfer Agent prior to 12:00 noon (Eastern
Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 12:00 noon (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                             DISTRIBUTION AGREEMENT

     Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, each investment fund of the Trust reimburses the Distributor monthly for the direct and indirect expenses incurred by the Distributor in providing such fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of the fund, inclusive of an annual distribution fee of $250,000 payable monthly and accrued daily among the investment funds with respect to which the Distributor is distributing shares.

                           SHAREHOLDER SERVICES PLAN

     The Trust has implemented the Services Plan with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions pursuant to which the institutions render shareholder administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .10% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Funds on behalf of customers, providing information periodically to customers showing their position in Retail shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services with respect to Retail shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                          DIVIDENDS AND DISTRIBUTIONS

     On each day that the net asset values per share of the Funds are determined, each Fund declares a dividend from net investment income as of the close of business on the day of declaration. Net investment income for dividend purposes consists of (i) interest accrued and discount earned (including both original issue and market discount) on the Fund's assets, (ii) less amortization of market premium on such assets, and the accrued expenses of the Fund. Fund shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order for the shares is executed.

     Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder to his Bank or financial institution, within five Business Days after the end of each calendar month or within five Business Days after a shareholder's complete redemption of his shares in a Fund.

     Shareholders of the Funds may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class or series at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends paid after its receipt.

     Under the Services Plan, the amount of each Fund's net investment income available for distribution to the holders of Retail shares is reduced by the amount of shareholder servicing fees payable to financial institutions under the Services Plan.

                                     TAXES

IN GENERAL

     Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves each Fund of liability for federal income tax to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Since all of each Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

     The Money Market, Government and Treasury Funds intend to distribute substantially all of their respective investment company taxable income and net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.)

     The Tax Exempt and Pennsylvania Tax Exempt Funds intend to distribute substantially all of their respective net tax-exempt income (such distributions are known as "exempt-interest dividends") and investment company taxable income (if any) each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section

103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes." To the extent, if any, dividends paid to each Fund's shareholders are derived from taxable income or from net long-term capital gains, such dividends will not be exempt from federal income tax and may also be subject to state and local taxes. The Funds do not intend to earn any investment company taxable income or net long-term capital gains.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     If the Tax Exempt and Pennsylvania Tax Exempt Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Tax Exempt Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax applicable to individuals and corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt interest dividends will be taken into account in determining the taxability of such benefits.

PENNSYLVANIA TAXES

     Under current Pennsylvania law, shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Tax Exempt Fund attributable to interest income from obligations of the Commonwealth of Pennsylvania or its political subdivisions, the United States, its territories or certain of its agencies and instrumentalities ("Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Pennsylvania Tax Exempt Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Shareholders also will be subject to the Pennsylvania Personal Income Tax in the unlikely event that they realize any gain on the disposition of shares in the Fund.

     Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of shares in the Fund that he has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

     Shareholders are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended to the extent that the Fund is comprised of Exempt Securities.

MISCELLANEOUS

     Shareholders of the Funds will be advised at least annually as to the federal income tax and, in the case of the Pennsylvania Tax Exempt Fund, Pennsylvania income tax consequences, of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes, other than Pennsylvania taxes, which may differ from the tax consequences described above.

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISERS

     National City, National City Columbus and National City Kentucky serve as investment advisers to the Money Market Fund, Government Fund, Treasury Fund and Tax Exempt Fund. National City serves as investment adviser to the Pennsylvania Tax Exempt Fund. The advisers are wholly owned subsidiaries of National City Corporation. The advisers provide trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. The advisers are member banks of the Federal Reserve System and the Federal Deposit Insurance Corporation.

     On June 30, 1996, the Trust Departments of National City, National City Columbus and National City Kentucky had approximately $8.7 billion, $1.6 billion and $5.1 billion, respectively, in assets under management, and National City, National City Columbus and National City Kentucky had approximately $16.8 billion, $10.7 billion and $11.9 billion, respectively, in total trust assets. The principal offices for each of the investment advisers are as follows:

             National City
             1900 East Ninth Street
             Cleveland, Ohio 44114

             National City Columbus
             155 East Broad Street
             Columbus, Ohio 43251

             National City Kentucky
             National City Tower
             101 South Fifth Street
             Louisville, Kentucky 40202

     Subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment policies, the advisers have agreed to manage the Funds, make decisions with respect to and place orders for all purchases and sales of the Funds' securities, and maintain the Trust's records relating to such purchases and sales. For the services provided and expenses assumed pursuant to the Advisory Agreement, the advisers are entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average net assets of the Money Market Fund, .35% of the average net assets of the Government Fund, .30% of the average net assets of the Treasury Fund, .35% of the average net assets of the Tax Exempt Fund, and .40% of the average net assets of the Pennsylvania Tax Exempt Fund. The advisers may from time to time waive all or a portion of the advisory fee payable by one or more of the Funds.

AUTHORITY TO ACT AS INVESTMENT ADVISERS

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The advisers believe that they may perform the services contemplated by their Advisory Agreements with the Trust as described in such agreements and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present and future requirements, that could prevent the advisers from continuing to perform services for the Trust. If the advisers were prohibited from providing services to the Funds, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the advisers, or their affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the advisers and their affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

     If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the advisers, or an affiliate of the advisers, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past Sessions of Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the advisers, or such an affiliate, might offer to provide such services.

SUB-ADVISER

     Weiss, Peck & Greer, L.L.C. serves as the investment sub-adviser to the Pennsylvania Tax Exempt Fund under a sub-advisory agreement (the "Sub-Advisory Agreement") with the adviser. The sub-adviser is a limited liability company founded in 1970. The sub-adviser engages in investment management, venture capital management and management buyouts. The sub-adviser has been active since its founding in managing portfolios of tax exempt securities. On June 30, 1996, total assets under management were approximately $12.7 billion, over $3.9 billion of which were tax-free money market instruments. The principal business address of the sub-adviser is One New York Plaza, New York, New York 10004.

     Pursuant to the Sub-Advisory Agreement and subject to the supervision of the adviser and of the Trust's Board of Trustees and in accordance with the Fund's investment policies, the sub-adviser has agreed to assist the adviser in providing a continuous investment program for the Fund and, in determining investments for the Fund, the sub-adviser will maintain the Trust's records relating to purchases and sales effected by it. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, the sub-adviser is entitled to an advisory fee, payable by the adviser, calculated daily and payable monthly, at the annual rate of .05% of the average daily net assets of the Fund. The sub-adviser may from time-to-time waive all or a portion of its fee from the adviser.

ADMINISTRATOR

     PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Funds. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the Funds: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate the Funds' net asset values per share, net income, and realized capital gains (losses); and generally assist the Funds with respect to all aspects of their administration and operation. PFPC is entitled to receive an administration fee, accrued daily and paid monthly, computed on a combined basis for the Tax Exempt and Pennsylvania Tax Exempt Funds and on a combined basis for all taxable money market funds at an annual rate of .05% of the first $300,000,000 of aggregate net assets of the Funds, .0325% of the next $300,000,000, .03% of the next $400,000,000, .025% of the next $500,000,000, .02% of the next $1 billion of aggregate net assets
and .015% of aggregate net assets in excess of $2.5 billion. PFPC is also entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Trust.

                    DESCRIPTION OF THE TRUST AND ITS SHARES

     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 36 separate classes or series of shares of beneficial interest ("shares"). Ten of these classes or series, which represent interests in the Money Market Fund (Class A and Class A-Special Series 1), Government Fund (Class B and Class B-Special Series 1), Treasury Fund (Class C and Class C-Special Series 1), Tax Exempt Fund (Class D and Class D-Special Series 1) and Pennsylvania Tax Exempt Fund (Class Q and Class Q -- Special Series 1), are described in this Prospectus. Class A, Class B, Class C, Class D and Class Q shares constitute the Institutional class or series of shares; and Class A-Special Series 1, Class B-Special Series 1, Class C-Special Series 1, Class D-Special Series 1 and Class Q-Special Series 1 shares constitute the Retail class or series of shares. The other Funds of the Trust are:

    Equity Fund
     (Class H and Class H-Special Series 1)

    Fixed Income Fund
     (Class I and Class I-Special Series 1)

    Ohio Tax Exempt Fund
     (Class K and Class K-Special Series 1)

    National Tax Exempt Fund
     (Class L and Class L-Special Series 1)

    Equity Income Fund
     (Class M and Class M-Special Series 1)

    Mid Cap Regional Fund
     (Class N and Class N-Special Series 1)

    Enhanced Income Fund
     (Class O and Class O-Special Series 1)

    Total Return Advantage Fund
     (Class P and Class P-Special Series 1)

    Intermediate Government Fund
     (Class R and Class R-Special Series 1)

    GNMA Fund
     (Class S and Class S-Special Series 1)

    Pennsylvania Municipal Fund
     (Class T and Class T-Special Series 1)

     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such class or series as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Services Plan, only the holders of Retail shares in an investment fund are entitled to vote on matters submitted to a vote of shareholders (if any) concerning the Services Plan. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.

     As stated previously in the text of this document, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

     As of September 10, 1996, nine bank subsidiaries of National City Corporation held beneficially or of record approximately 95.98%, 98.42%, 99.74% and 100% of the outstanding Institutional shares of the Money Market, Government, Treasury and Tax Exempt Funds, respectively, and one bank subsidiary of National City Corporation held of record approximately 62.25% of the outstanding Institutional shares of the Pennsylvania Tax Exempt Fund. Neither National City, National City Columbus, nor National City Kentucky has any economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.

                          CUSTODIAN AND TRANSFER AGENT

     National City Bank serves as the custodian of the Trust's assets. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp., serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 5109, Westborough, Massachusetts 01581-5109. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

     Except as noted below, the Trust's advisers bear all expenses in connection with the performance of their services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses relating to the Distribution Plan; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase of its portfolio securities. Under the Services Plan, the Retail shares in the Funds also bear the expense of shareholder servicing fees.

                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

     Pursuant to Rule 17f-2, as National City Bank serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

[logo]

ARMADA                                          BULK RATE
  FUNDS                                        U.S. POSTAGE
                                                   PAID
4400 Computer Drive                             BOSTON, MA
Westborough, MA 01581                        PERMIT NO. 54201




ARMADA FUNDS

INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114

National City Bank of Columbus
155 East Broad Street
Columbus, Ohio 43251

National City Bank of Kentucky
101 South Fifth Street
Louisville, Kentucky 40202

NC-059 (9/96)

           |
           |
           |
           |
           |
           |
           |
           |
           - - - - - - - - - - - - - - - - ->
                                                  ARMADA

                                                  FUNDS

                                                  EQUITY
           PROSPECTUS
                                                  SERIES
           September 30, 1996


           ARMADA EQUITY FUND

           ARMADA EQUITY INCOME FUND




                                                  [LOGO]
                                                  ARMADA
                                                     FUNDS

                                                  Financial Power Close at Hand

                                  ARMADA FUNDS

                        Supplement dated October 1, 1996
                   to the prospectus dated September 30, 1996

Investors who purchase Retail shares of the Armada Mid Cap Regional Fund during the period from November 1, 1996 through December 31, 1996 will not be assessed sales charges for such purchases.

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Expense Table.............................................................................   2
Financial Highlights......................................................................   4
Introduction..............................................................................   7
Risk Factors, Investment Objectives and Policies..........................................   7
Investment Limitations....................................................................  13
Yield and Performance Information.........................................................  14
Pricing of Shares.........................................................................  15
How to Purchase and Redeem Shares.........................................................  16
Distribution Agreement....................................................................  21
Shareholder Services Plan.................................................................  21
Dividends and Distributions...............................................................  22
Taxes.....................................................................................  22
Management of the Trust...................................................................  23
Description of the Trust and its Shares...................................................  26
Custodian and Transfer Agent..............................................................  27
Expenses..................................................................................  27
Miscellaneous.............................................................................  28

--------------------------------------------------------------------------------
- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK; NATIONAL CITY BANK OF COLUMBUS; NATIONAL CITY BANK OF KENTUCKY; NATIONAL ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES OR ANY BANK.
- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------

4400 Computer Drive                    If you purchased your shares through NatCity Investments,
Westborough, Massachusetts 01581       Inc. (formerly National City Investments Corporation),
                                       please call your Investment Consultant for information.

                                       For current performance, fund information, account
                                       redemption information, and to purchase shares, please
                                       call 1-800-622-FUND (3863).

     This Prospectus describes shares in the following three investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

--------------------------------------------------------------------------------
     MID CAP REGIONAL FUND'S investment objective is to seek capital appreciation by investing in a diversified portfolio of publicly traded equity securities of issuers which are domiciled primarily in Ohio, Indiana, Kentucky and Pennsylvania and contiguous states and other states in which National City Corporation affiliates are located.

     EQUITY FUND'S investment objective is to seek a high level of total return arising out of capital appreciation and income. The Fund invests in common stocks and securities convertible into common stocks.

     EQUITY INCOME FUND'S investment objective is to seek a competitive total rate of return through investments in equity and equity equivalent securities which carry premium current yields.
--------------------------------------------------------------------------------

     The net asset value per share of each Fund will fluctuate as the value of its investment portfolio changes in response to changing market prices and other factors.

     National City Bank ("National City"), National City Bank of Columbus ("National City Columbus") and National City Bank of Kentucky ("National City Kentucky") serve as investment advisers to the Equity Fund and the Equity Income Fund; National City individually serves as investment adviser to the Mid Cap Regional Fund (each, an "adviser" and collectively, the "advisers").

     440 Financial Distributors, Inc., a wholly-owned subsidiary of First Data Corp. (the "Distributor"), serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, NATIONAL CITY BANK OF COLUMBUS, NATIONAL CITY BANK OF KENTUCKY, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               September 30, 1996

     The classes or series which represent interests in the Funds are described in this Prospectus. Class H, Class M and Class N shares constitute the Institutional class or series of shares (herein referred to as the "Institutional shares") of the Equity Fund, Equity Income Fund and Mid Cap Regional Fund, respectively. Class H -- Special Series 1, Class M -- Special Series 1 and Class N -- Special Series 1 shares constitute the Retail class or series of shares (herein referred to as the "Retail shares") of the Equity Fund, Equity Income Fund and Mid Cap Regional Fund, respectively.

     Institutional shares are sold primarily to Banks and to customers of National Asset Management Corporation ("NAM"), that are large institutions. Retail shares are sold to the public primarily through financial institutions such as banks, brokers and dealers.

                                 EXPENSE TABLE

                                              MID CAP     MID CAP                             EQUITY
                                              REGIONAL   REGIONAL     EQUITY      EQUITY      INCOME   EQUITY INCOME
                                              RETAIL   INSTITUTIONAL  RETAIL   INSTITUTIONAL  RETAIL   INSTITUTIONAL
                                              SHARES(1)   SHARES      SHARES(1)   SHARES      SHARES(1)   SHARES
                                              -------  -------------  -------  -------------  -------  -------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on
     Purchases...............................   3.75%       None         3.75%      None         3.75%      None
  Sales Charge Imposed on Reinvested
     Dividends...............................   None        None         None       None         None       None
  Deferred Sales Charge......................   None        None         None       None         None       None
  Redemption Fee.............................   None        None         None       None         None       None
  Exchange Fee...............................   None        None         None       None         None       None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees............................    .75%        .75%         .75%       .75%         .75%       .75%
  12b-1 Fees(2) (after fee waivers)..........    .05%        .05%         .05%       .05%         .05%       .05%
  Other Expenses.............................    .50%        .25%         .45%       .20%         .50%       .25%
                                                ----        ----         ----       ----         ----       ----
          TOTAL FUND OPERATING EXPENSES(3)
            (after fee waivers)..............   1.30%       1.05%        1.25%      1.00%        1.30%      1.05%
                                                ====        ====         ====       ====         ====       ====

---------------

1 The Trust has implemented a Shareholder Services Plan (the "Services Plan") with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such shares. For further information concerning the Services Plan, see "Shareholder Services Plan."

2 The Funds have in effect 12b-1 Plans pursuant to which each Fund may bear fees in an amount of up to .10% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's Service and Distribution Plan ("Distribution Plan") and Services Plan to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

3 The expense information in the table relating to each Fund has been restated to reflect current fees. Waivers of 12b-1 fees are expected during the current fiscal year. If the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be 1.35% and 1.10%, 1.30% and 1.05% and 1.35% and 1.10% for the Retail and Institutional shares of the Mid Cap Regional Fund, Equity Fund and Equity Income Fund, respectively.

---------------

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods (none of the Funds charges a redemption fee):

                                                           1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                           ------      -------      -------      --------
Mid Cap Regional Retail Shares...........................   $ 50         $77         $ 106         $188
Mid Cap Regional Institutional Shares....................   $ 11         $33         $  58         $128
Equity Retail Shares.....................................   $ 50         $76         $ 104         $183
Equity Institutional Shares..............................   $ 10         $32         $  55         $122
Equity Income Retail Shares..............................   $ 50         $77         $ 106         $188
Equity Income Institutional Shares.......................   $ 11         $33         $  58         $128

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution Agreement" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the advisers or other institutions directly to their customer accounts for services related to investments in shares of the Funds are in addition to and not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                             MID CAP REGIONAL FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Mid Cap Regional Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                                   YEAR ENDED      YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                                     MAY 31,        MAY 31,        MAY 31,         MAY 31,
                                                      1996            1996           1995            1995
                                                  INSTITUTIONAL      RETAIL      INSTITUTIONAL(1)  RETAIL(1)
                                                  -------------    ----------    ------------    ------------
Net Asset Value, Beginning of Period............     $ 11.38         $11.26        $  10.00         $10.16
                                                     -------         ------         -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................         .08            .06             .10            .07
  Net Gains on Securities
     (Realized and Unrealized)..................        2.41           2.37            1.36           1.11
                                                     -------         ------         -------         ------
          Total from Investment Operations......        2.49           2.43            1.46           1.18
                                                     -------         ------         -------         ------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income..........        (.08)          (.06)           (.04)          (.04)
  Dividends in Excess of Net Investment
     Income.....................................        (.02)          (.02)           (.00)          (.00)
  Dividends from Net Realized Capital Gains.....        (.67)          (.67)           (.04)          (.04)
                                                     -------         ------         -------         ------
          Total Distributions...................        (.77)          (.75)           (.08)          (.08)
                                                     -------         ------         -------         ------
Net Asset Value, End of Period..................     $ 13.10         $12.94        $  11.38         $11.26
                                                     =======         ======         =======         ======
TOTAL RETURN....................................       22.64%         22.28%(3)       17.42%(2)      14.80%(2,3)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)..........     $99,294         $4,702        $ 50,993         $3,567
  Ratio of Expenses to Average Net Assets
     (after fee waivers)........................        1.05%(4)       1.30%(5)        1.01%(2,4)     1.34%(2,5)
  Ratio of Net Investment Income to Average Net
     Assets (after fee waivers).................         .83%(4)        .58%(5)        1.31%(2,4)     1.09%(2,5)
  Portfolio Turnover Rate.......................         106%           106%             69%            69%
  Average Commission Rate.......................     $  0.06         $ 0.06             N/A            N/A

---------------

1 Institutional and Retail classes commenced operations on July 26, 1994 and August 15, 1994, respectively.

2 Annualized.

3 Total Return excludes sales load.

4 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Institutional class for the year ended May 31, 1996 would have been 1.06% and .82%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.15% and 1.17%, respectively.

5 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and .56%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Retail class for the period May 31, 1995 would have been 1.38% and 1.05%, respectively.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                                  EQUITY FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Equity Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                                         YEAR                   YEAR
                                             YEAR       ENDED       YEAR       ENDED       YEAR        YEAR        YEAR
                                             ENDED       MAY        ENDED       MAY        ENDED       ENDED       ENDED
Y                                            MAY 31,      31,       MAY 31,      31,       MAY 31,     MAY 31,     MAY 31,
                                             1996        1996       1995        1995       1994        1994        1993
                                         INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL   INSTITUTIONAL
                                         -------------  ------  -------------  ------  -------------  -------  -------------
Net Asset Value, Beginning of Period.....   $   14.77   $14.79    $   13.66    $13.68     $ 13.78     $13.80      $ 13.13
                                         -------------  ------  -------------  ------      ------     -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...................         .14     .10           .21       .18         .18        .15          .27
 Net Gains on Securities.................        3.46    3.47          1.21      1.21         .01        .00          .67
                                         -------------  ------  -------------  ------      ------     -------      ------
 Total Income from Investment
   Operations............................        3.60    3.57          1.42      1.39         .19        .15          .94
                                         -------------  ------  -------------  ------      ------     -------      ------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income....        (.14)   (.10)         (.20)     (.17)       (.18)      (.15)        (.27)
 Dividends in Excess of Net Investment
   Income................................        (.02)   (.02)         (.00)     (.00)       (.01)      (.00)        (.02)
 Dividends from Net Realized Capital
   Gains.................................        (.19)   (.19)         (.00)     (.00)       (.11)      (.11)        (.00)
 Dividends in excess of Net Realized
   Capital Gains.........................        (.00)   (.00)         (.11)     (.11)       (.01)      (.01)        (.00)
                                         -------------  ------  -------------  ------      ------     -------      ------
 Total Distributions.....................        (.35)   (.31)         (.31)     (.28)       (.31)      (.27)        (.29)
                                         -------------  ------  -------------  ------      ------     -------      ------
Net Asset Value, End of Period...........   $   18.02   $18.05    $   14.77    $14.79     $ 13.66     $13.68      $ 13.78
                                         ============   ======== ============  ======== ============  ======== ============
TOTAL RETURN.............................       24.61%   24.34%(3)    10.62%    10.35%(3)    1.41%      1.12%(3)     7.20%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (000s)........   $ 166,671   $6,013    $ 119,634    $5,974     $90,446     $7,521      $85,256
 Ratio of Expenses to Average Net Assets
   (after fee waivers)...................        1.01%(4) 1.26%(5)     1.01%(4)  1.27%(5)    1.07%      1.32%         .34%(4)
 Ratio of Net Investment Income to
   Average Net Assets (after fee
   waivers)..............................        0.85%(4)  .60%(5)     1.53%(4)  1.23%(5)    1.33%      1.08%        2.13%(4)
 Portfolio Turnover Rate.................          74%      74%          17%       17%         15%        15%          15%
 Average Commission Rate.................   $    0.06    $0.06          N/A       N/A         N/A        N/A          N/A

                                                                                                     FOR THE PERIOD
                                            YEAR        YEAR        YEAR        YEAR        YEAR      DECEMBER 20,
                                            ENDED       ENDED       ENDED       ENDED       ENDED         1989
                                           MAY 31,     MAY 31,     MAY 31,     MAY 31,     MAY 31,  (COMMENCEMENT OF
                                            1993        1992        1992        1991        1991     OPERATIONS) TO
                                           RETAIL   INSTITUTIONAL  RETAIL   INSTITUTIONAL  RETAIL(1)  MAY 31, 1990
                                           -------  -------------  -------  -------------  -------  ----------------
                                         <
Net Asset Value, Beginning of Period.....  $13.13      $ 12.35     $12.35      $ 10.77     $12.04       $  10.00
                                           -------      ------     -------      ------     -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...................     .23          .30        .25          .31        .04            .13
 Net Gains on Securities.................     .68          .78        .78         1.58        .27            .71
                                           -------      ------     -------      ------     -------        ------
 Total Income from Investment
   Operations............................     .91         1.08       1.03         1.89        .31            .84
                                           -------      ------     -------      ------     -------        ------
LESS DISTRIBUTIONS
 Dividends from Net Investment Income....    (.23)        (.30)      (.25)        (.31)      (.00)          (.07)
 Dividends in Excess of Net Investment
   Income................................    (.01)        (.00)      (.00)        (.00)      (.00)          (.00)
 Dividends from Net Realized Capital
   Gains.................................    (.00)        (.00)      (.00)        (.00)      (.00)          (.00)
 Dividends in excess of Net Realized
   Capital Gains.........................    (.00)        (.00)      (.00)        (.00)      (.00)          (.00)
                                           -------      ------     -------      ------     -------        ------
 Total Distributions.....................    (.24)        (.30)      (.25)        (.31)      (.00)          (.07)
                                           -------      ------     -------      ------     -------        ------
Net Asset Value, End of Period...........  $13.80      $ 13.13     $13.13      $ 12.35     $12.35       $  10.77
                                           ======== ============   ======== ============   ======== ====================
 TOTAL RETURN.............................   7.00%(3)     8.90%      8.48%(3)    18.10%     21.82%(1,2,3)  20.09%(2)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (000s)........  $7,707      $48,673     $2,767      $42,112     $1,389       $ 34,034
 Ratio of Expenses to Average Net Assets
   (after fee waivers)...................     .59%(5)      .26%(4)    .51%(5)      .31%(4)    .53%(2,5)      .36%(2,4)
 Ratio of Net Investment Income to
   Average Net Assets (after fee
   waivers)..............................    1.88%(5)     2.36%(4)   2.15%(5)     2.90%(4)   2.94%(2,5)     3.30%(2,4)
 Portfolio Turnover Rate.................      15%           9%         9%          11%        11%             5%
 Average Commission Rate.................     N/A          N/A        N/A          N/A        N/A            N/A

------------------

1 Retail class commenced operations on April 15, 1991.

2 Annualized.

3 Total Return excludes sales load.

4 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been 1.03% and .83% and 1.02% and 1.51%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the years ended May 31, 1993, 1992 and 1991 and for the period ended May 31, 1990 would have been 1.01% and 1.46%, 1.02% and 1.62%, 1.06% and 2.15%, and
  1.11% and 2.55%, respectively.

5 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.28% and .58% and 1.28% and 1.22%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1993 and 1992 and for the period ended May 31, 1991 would have been 1.26% and 1.21%, 1.27% and 1.40%, and 1.28% and 2.19%, respectively.

                              FINANCIAL HIGHLIGHTS

              (For a Fund share outstanding throughout the period)

                               EQUITY INCOME FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Equity Income Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                                YEAR ENDED       YEAR ENDED     PERIOD ENDED     PERIOD ENDED
                                                  MAY 31,         MAY 31,         MAY 31,           MAY 31
                                                   1996             1996            1995             1995
                                               INSTITUTIONAL       RETAIL       INSTITUTIONAL(1)    RETAIL(1)
                                               -------------     ----------     ------------     ------------
Net Asset Value, Beginning of Period.........     $ 11.01          $11.01         $  10.00          $10.26
                                                  -------          ------         --------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income......................         .34             .33              .34             .26
  Net Gains on Securities
     (Realized and Unrealized)...............        1.79            1.77              .94             .75
                                                  -------          ------         --------          ------
          Total from Investment Operations...        2.13            2.10             1.28            1.01
                                                  -------          ------         --------          ------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income.......        (.34)           (.32)            (.27)           (.26)
  Dividends from Net Realized Capital
     Gains...................................        (.14)           (.14)            (.00)           (.00)
                                                  -------          ------         --------          ------
          Total Distributions................        (.48)           (.46)            (.27)           (.26)
                                                  -------          ------         --------          ------
Net Asset Value, End of Period...............     $ 12.66          $12.65         $  11.01          $11.01
                                                  =======          ======         ========          ======
TOTAL RETURN.................................       19.72%          19.37%(3)        14.34%(2)       13.18%(2,3)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's).......     $61,978          $  263         $ 36,194          $  125
  Ratio of Expenses to Average Net Assets
     (after fee waivers).....................        1.06%(4)        1.31%(5)          .99%(2,4)      1.41%(2,5)
  Ratio of Net Investment Income to Average
     Net Assets (after fee waivers)..........        3.02%(4)        2.75%(5)         3.87%(2,4)      3.45%(2,5)
  Portfolio Turnover Rate....................          53%             53%              12%             12%
  Average Commission Rate....................     $  0.07          $ 0.07              N/A             N/A

---------------

1 Institutional and Retail classes commenced operations on July 1, 1994 and August 22, 1994, respectively.

2 Annualized.

3 Total Return excludes sales load.

4 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Institutional class for the year ended May 31, 1996 would have been 1.08% and 3.00%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been 1.21% and 3.66%, respectively.

5 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the year ended May 31, 1996 would have been 1.32% and 2.74%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been 1.45% and 3.40%, respectively.

                                  INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies, as described below under "Investment Objectives and Policies." Each Fund is classified as a diversified investment fund under the 1940 Act.

     Shares of each Fund have been classified into two separate classes -- Retail shares and Institutional shares. Retail shares and Institutional shares represent equal pro rata interests in a Fund except that, as described more fully below under "Shareholder Services Plan," the Trust has implemented the Services Plan with respect to Retail shares in the Funds. Under the Services Plan, only the beneficial owners of Retail shares bear the expenses of shareholder administrative services which are provided by financial institutions for their benefit (not to exceed .25% annually). See "Shareholder Services Plan," "Dividends and Distributions" and "Description of the Trust and Its Shares" for a description of the impact that the Services Plan may have on holders of Retail shares.

                RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES

     The Trust uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. The investments and investment techniques utilized by the Funds are described below. Prior to making an investment decision, an investor should consider which Fund or Funds best meet an investor's investment objectives and review carefully the risks involved in Fund investments as described below.

     The investment objective of a Fund may not be changed without the vote of the holders of a majority of its outstanding shares (as defined in "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies, however, may be changed without a vote of shareholders. In addition, each Fund may sell portfolio securities shortly after they are purchased, which may result in higher transaction costs and taxable gains for the Fund. There can be no assurance that a Fund will achieve its objective.

MID CAP REGIONAL FUND

     The investment objective of the Mid Cap Regional Fund is to seek capital appreciation by investing in a diversified portfolio of publicly traded equity securities of issuers which are domiciled primarily in Ohio, Indiana, Kentucky and Pennsylvania and contiguous states and other states in which National City Corporation affiliates are located. Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in equity securities of companies with market capitalizations ranging from $100 million to $2 billion ("Mid Cap Companies").

     Because the Fund will invest in the securities of issuers which are domiciled primarily in Ohio, Indiana, Kentucky and Pennsylvania, investment return on the Mid Cap Regional Fund is dependant on the performance of a smaller number of securities relative to the number held in other equity portfolios. Consequently, the change in value of any one security may affect the overall value of the Fund more than it would in another equity portfolio, and thereby subject the market-based net asset value per share of the Fund to greater fluctuations. In addition, the Fund is likely to be more susceptible to regional economic, political and regulatory developments than other equity portfolios.

EQUITY FUND

     The investment objective of the Equity Fund is to seek a high level of total return arising out of capital appreciation and income. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal conditions, at least 80% of the Fund's total assets will be invested in common stocks and securities convertible into common stocks. The Fund's advisers select common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may also invest up to 20% of its total assets at the time of purchase in American Depository Receipts ("ADRs") and securities issued by foreign issuers.

     During temporary defensive periods the Fund may invest in various short term obligations described under "Common Investment Policies of the Funds."

EQUITY INCOME FUND

     The investment objective of the Equity Income Fund is to seek a competitive total rate of return through investments in equity and equity equivalent securities which carry premium current yields. Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in income-producing common stocks and securities convertible into common stocks having a rating from Standard & Poor's of BB or higher.

     The Fund's advisers will generally try to select securities that provide a higher yield than the general market and will generally dispose of those securities as their yield approaches a market yield or they no longer meet purchase criteria in other respects.

     Exchange Rate-Related Securities. The Equity Income Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

     Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

     Forward Currency Exchange Contracts. The Equity Income Fund may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not enter into such contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, the Fund may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Fund will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

     During temporary defensive periods the Fund may invest in various short term obligations described under "Common Investment Policies of the Funds."

COMMON INVESTMENT POLICIES OF THE FUNDS

  Futures Contracts and Related Options

     Each Fund may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity.

     Futures contracts obligate the Funds, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of its portfolio of securities as a whole or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Funds may purchase a futures contract in anticipation of purchases of securities. In addition, the Funds may utilize futures contracts in anticipation of changes in the composition of its holdings.

     Each Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Each Fund intends to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting it from registration as a "commodity pool operator." The Funds' commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, the Funds may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

     The primary risks associated with the use of futures contracts and options are:

     (i) an imperfect correlation between the change in market value of the securities held by the Funds and the price of the futures contracts and options

     (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired

     (iii) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited

     (iv) the adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors

     For further information, see "Risk Factors, Investment Objectives and Policies -- Futures Contracts and Options" and Appendix B in the Statement of Additional Information.

  Options

     Each Fund may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets, as described further in the Statement of Additional Information. Such options may relate to particular securities or to various stock indices or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     Each Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. Each Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

     The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Funds.

     During temporary defensive periods the Funds may invest in various short term obligations described below.

  Foreign Securities and American Depository Receipts

     Each Fund may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

     With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

  When-Issued Securities

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when delivery takes place. Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

  Short Term Obligations

     During temporary defensive periods, each Fund may hold up to 100% of its total assets in short term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements and guaranteed investment contracts ("GICs"). In the case of repurchase agreements, default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations.

     Further, it is uncertain whether the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities held by a Fund may decline below the price of the securities it is obligated to repurchase. For further information, see "Risk Factors, Invest-ment Objectives and Policies" in the Statement of Additional Information.

  Lending Portfolio Securities

     In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Fund's adviser or advisers, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its adviser or advisers have determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  Securities of Other Investment Companies

     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies (including other investment companies advised by the advisers) which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

  Illiquid Securities

     The Equity Fund will not knowingly invest more than 10% of its net assets and the Equity Income and Mid Cap Regional Funds will not knowingly invest more than 15% of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's adviser or advisers, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board will carefully monitor any investment by a Fund in these securities.

  Risk Factors Associated with Derivative Instruments

     The Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts.

     Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     The risk to the Funds due to the use of derivatives will be limited to 10% of the total value of each respective Fund's assets at the time of the derivatives transaction. The advisers will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.

  Portfolio Turnover

     Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. Each Fund's annual portfolio turnover is not expected to exceed 100% under normal market conditions. For further information, see "Risk Factors, Investment Objective and Policies" in the Statement of Additional Information. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Taxes" below) and increased expenses paid by the Fund due to transaction costs.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Risk Factors, Investment Objectives and Policies.")

     No Fund may:

     1. Make loans, except that each Fund may purchase or hold debt instruments, lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

     2. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that

     (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured by such obligations

     (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents

     (c) utilities will be classified according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry

     4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

     Additional investment limitations which are matters of fundamental policy are as follows:

     5. The Equity Fund may invest no more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, non-negotiable time deposits, certificates of participation without corresponding remarketing agreements, and other securities which are not readily marketable.

     6. Neither the Equity Income Fund nor the Mid Cap Regional Fund may invest more than 15% of the value of its net assets in illiquid securities. See "Illiquid Securities" under "Investment Objectives and Policies -- Common Investment Policies of the Funds."

     For purposes of investment limitation No. 4, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation for purposes of the 1940 Act. If a Fund exceeds the limitation on the holding of illiquid securities, it will sell illiquid securities as necessary to maintain the required liquidity when the advisers believe that it is in the best interests of the Fund to do so.

     In order to permit the sale of the Funds' shares in certain states, the Trust may make commitments more restrictive than the investment policies and limitations described above. Should the Trust determine that any such commitment is no longer in a Fund's best interests, it will revoke the commitment by terminating sales of the Fund's shares to investors residing in the state involved.

                       YIELD AND PERFORMANCE INFORMATION

     From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's total return data for its Institutional shares and Retail shares. The Funds calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period.

     Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Funds may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     The "yield" quoted in advertisements of the Equity Income Fund refers to the income generated by an investment in a class of shares of over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment.

     Shareholders should note that the total return and yield of Retail shares will be reduced by the amount of shareholder servicing fees that are payable under the Services Plan. See "Shareholder Services Plan."

     Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

     The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Total return data should also be considered in light of the risks associated with a Fund's composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.

     Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND(3863).

                               PRICING OF SHARES

     For purposes of pricing purchase and redemption orders, the net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (generally, 4:00 p.m., Eastern Time) on each Business Day as described below. Net asset value per share is determined on each Business Day, except those holidays which the Exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day) ("Business Day"). Net asset value per share of a particular class in a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class.

     With respect to each Fund, investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities and other assets for which no quotations are readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of each Fund will fluctuate as the value of its investment fund changes.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     From time to time, the Distributor, at its expense, may offer promotional incentives to dealers. As of the date of this Prospectus, the Distributor intends to offer certain promotional incentives, including trips and monetary awards, to NatCity Investments, Inc. and other affiliates of National City.

PURCHASE OF RETAIL SHARES

     Retail shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts.

     Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Funds for such services of up to .25% (on an annualized basis) of the average daily net asset value of such shares. See "Shareholder Services Plan." To purchase shares, Investors should call 1-800-622-FUND(3863) or visit their local NatCity Investments, Inc. office:

    Cleveland                 1-800-624-6450
    Columbus                  1-800-345-0278
    Dayton                    1-800-755-8723
    Akron                     1-800-229-0295
    Louisville                1-800-727-5656
    Indianapolis              1-800-826-2868
    Toledo                    1-800-331-8275
    Youngstown                1-800-742-4098
    Pittsburgh                1-800-282-1078

     Shares may be purchased in conjunction with an individual retirement account ("IRA") and roll-over IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

     The minimum investment is $2,500 for the initial purchase of Retail shares in a Fund, except for purchases for an IRA or other retirement plan in which event the minimum initial investment is $500. All subsequent investments for Retail shares and IRAs are subject to a minimum investment of $250. Investments made in Retail shares through a monthly savings program described below are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described in "Other Redemption Information." Purchases for an IRA through the monthly savings program will be considered as contributions for the year in which the purchases are made.

     Under a monthly savings program, Investors may add to their investment in the Retail shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an investor's financial institution and invested in additional Retail shares at the Public Offering Price next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Funds, or by calling 1-800-622-FUND(3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc., d/b/a 440 Financial) (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

     The Public Offering Price for Retail shares of each Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, per Fund, which is assessed as follows:

                        AS A %        AS A %         DEALERS'
                      OF OFFERING     OF NET       REALLOWANCE
                       PRICE PER    ASSET VALUE     AS A % OF
AMOUNT OF TRANSACTION    SHARE       PER SHARE    OFFERING PRICE
--------------------- -----------   -----------   --------------
Less than $100,000...     3.75          3.90            3.75
$100,000 but less
  than $250,000......     2.75          2.83            2.75
$250,000 but less
  than $500,000......     2.00          2.04            2.00
$500,000 but less
  than $1,000,000....     1.25          1.27            1.25
$1,000,000 or more...     0.00          0.00            0.00

     Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

     No sales charge will be assessed on purchases of Retail shares made by:

     (a) trustees and officers of the Trust

     (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates

     (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above

     (d) qualified retirement plans purchasing shares through NatCity Investments, Inc.

     (e) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution and subsequent transactions into the same account where affiliates of National City Corporation are serving as a trustee or agent

     (f) investors purchasing Fund shares through a payroll deduction plan

     (g) individuals investing in a Fund by way of an asset allocation program sponsored by financial institutions, although certain account level fees may apply

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

     The applicable sales charge may be reduced on purchases of Retail shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial insti-tutions or the Trust directly by calling 1-800-622-FUND(3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

  Right of Accumulation

     Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of

     (a) current purchases

     (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid

     (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990

     (d) Retail shares purchased by dividends or capital gains that are reinvested

     If, for example, an Investor beneficially owns Retail shares of a Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.75% of the Public Offering Price.

  Letter of Intent

     An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent form may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND(3863). If an Investor so elects, the 13 month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased. Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13 month period, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

PURCHASE OF INSTITUTIONAL SHARES

     Institutional shares are sold primarily to Banks, as well as NAM customers that are large institutions, ("Customers"). Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks or NAM may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in a Fund. There is no minimum investment.

     Customers may purchase Institutional shares through procedures established by the Banks or NAM in connection with the requirements of their Customer accounts. These procedures may include instructions under which a Bank or NAM may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Bank or NAM and the Customer in additional Institutional shares of a Fund. Customers should obtain information relating to the requirements of such accounts from their Banks or NAM.

     If participating in an Asset Diversification Account, Customers may purchase Institutional shares under a monthly savings program. Customers may add to their investment in the Institutional shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through a Customer's financial institution and invested in additional shares at the net asset value per share next determined after an order is received by the Trust. A Customer may apply for participation in a monthly program through the Customer's Bank or NAM by completing an application. The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     It is the responsibility of the Banks and NAM to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks or NAM. Confirmations of share purchases and redemptions will be sent to the Banks and NAM. Beneficial ownership of Institutional shares will be recorded by the Banks or NAM and reflected in the account statements provided by them to their Customers.

     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of the Funds which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any Business Day are priced according to the net asset value per share determined on that day plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern Time) on the third Business Day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES

     Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

     Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks. It is the responsibility of the Banks to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks.

     If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

     A shareholder of record may redeem shares in any amount by sending a written request to the Trust, P.O. Box 5109, Westborough, Massachusetts 01581-5109. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a re-demption amount of $5,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $5,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

     A shareholder of record may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.

     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or the Trust at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming retail shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Trust's transfer agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863).

OTHER REDEMPTION INFORMATION

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $1,000 due to redemptions where the shareholder does not increase the amount in the account to at least $1,000 upon 60 days notice.

     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 10 days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by Federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds.

     Payment to Shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES

     The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of one or more of the Funds (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund, or another investment fund offered by the Trust without the imposition of a sales charge (each a "no load Fund") at the net asset value per share on the date of exchange, provided that such other Retail shares may be legally sold in the state of the shareholder's residence. As a result, no additional sales charge will be incurred with respect to such an exchange. Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales load. However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund. Shareholders contemplating an exchange should carefully review the Prospectus of the Fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863).

     Any Retail shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.

                             DISTRIBUTION AGREEMENT

     Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, each investment fund of the Trust reimburses the Distributor monthly for the direct and indirect expenses incurred by the Distributor in providing such fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of the fund, inclusive of an annual distribution fee of $250,000 payable monthly and accrued daily among the investment Funds with respect to which the Distributor is distributing shares.

                           SHAREHOLDER SERVICES PLAN

     The Trust has implemented the Services Plan with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions pursuant to which the institutions render shareholder administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative ser-vices may include aggregating and processing purchase and redemption orders, processing dividend payments from the Fund on behalf of customers, providing information periodically to customers showing their position in Retail shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services, with respect to Retail shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from the net investment income of the Equity and Equity Income Funds are declared and paid quarterly; dividends from the net investment income of the Mid Cap Regional Fund are declared and paid annually. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Funds' net asset value per share by the per share amount thereof.

     Shareholders of the Funds may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class or series at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.

     Under the Services Plan, the amount of each Fund's net investment income available for distribution to the holders of Retail shares is reduced by the amount of shareholder servicing fees payable to financial institutions under the Services Plan.

                                     TAXES

     Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Fund will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

     Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

     Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISERS

     National City, National City Columbus and National City Kentucky serve as investment advisers to the Equity and Equity Income Funds and National City serves as the investment adviser to the Mid Cap Regional Fund. The advisers are wholly owned subsidiaries of National City Corporation. The advisers provide trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. The advisers are member banks of the Federal Reserve System and the Federal Deposit Insurance Corporation.

     On June 30, 1996, the Trust Departments of National City, National City Columbus and National City Kentucky had approximately $8.7 billion, $1.6 billion and $5.1 billion, respectively, in assets under management, and National City, National City Columbus and National City Kentucky had approximately $16.8 billion, $10.7 billion and $11.9 billion, respectively, in total trust assets. Principal offices of each of the investment advisers are as follows:

     National City
     1900 East Ninth Street
     Cleveland, Ohio 44114

     National City Columbus
     155 East Broad Street
     Columbus, Ohio 43251

     National City Kentucky
     National City Tower
     101 South Fifth Street
     Louisville, Kentucky 40202

     Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Mid Cap Regional, Equity and Equity Income Funds' investment policies, the advisers have agreed to manage such Funds, make decisions with respect to and place orders for all purchases and sales of such Funds' securities, and maintain such Funds' records relating to such purchases and sales.

     Lawrence E. Baumgartner is the person primarily responsible for the day to day management of the Mid Cap Regional Fund. Mr. Baumgartner, employed by National City as President of Broad Street Asset Management Co. since July 1994, had been managing assets for The State Teachers Retirement System of Ohio since 1987 and has been the Asset Manager of the Mid Cap Regional Fund since its inception.

     The Equity Fund is managed by the Equity Growth Style Team of National City's Asset Management Group. Members of the team are Robert M. Leggett, Eric
S. Fuchs and Paul F. Rodgers.

     Robert M. Leggett, a Vice President at National City, is the Asset Management Group's Director of Equities. Mr. Leggett is a Chartered Financial Analyst and joined the fund management team September 28, 1995. His 20 years of investment management includes a 17-year tenure at State Teachers Retirement System of Ohio and positions in research and as head of equities. Prior to joining National City, Mr. Leggett was Director of Investments at the Ohio Bureau of Workers Compensation.

     Eric S. Fuchs, a Vice President at National City, joined the Equity Growth Team July 1, 1996. His 20 years of equity investment experience encompasses research and money management. After co-managing several equity funds at Twentieth Century, he was an equity growth pension manager at Waddell & Reed Asset Management.

     Paul F. Rodgers, a Chartered Financial Analyst and Vice President at National City, has eight years of investment experience with the bank as a research analyst and portfolio manager. He joined the Equity Growth Team May 22, 1996.

     The Equity Income Fund is managed by the Equity Value Style Team of National City's Asset Management Group. Members of the team are James R. Kirk, David Cooley and Mary Jane Matts.

     A Chartered Financial Analyst, James R. Kirk heads the management team. He is a Vice President and Chief Investment Strategist at National City and has been part of the management team since September 28, 1995. Mr. Kirk's investment experience includes a broad background in research, portfolio management and general investment management. Prior to joining National City, he was Chief Investment Officer at Society Asset Management.

     David Cooley, a Vice President at National City, has eight years of investment experience including fixed income research, equity research and international equities management. Mr. Cooley is a Chartered Financial Analyst and has been a mem-ber of the Equity Value Team since April 19, 1996. Prior to that time, he was with Key Corp.

     Mary Jane Matts is a Chartered Financial Analyst and a Vice President at National City. She has eight years of investment experience including positions in research, portfolio management and performance measurement. Prior to joining the Equity Value Team on August 19, 1996, Ms. Matts was the Director of Equity Research for Key Corp.

     For the services provided and expenses assumed pursuant to the Advisory Agreements relating to the Equity, Equity Income and Mid Cap Regional Funds, the advisers are entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .75% of the average net assets of each of these Funds. Shareholders should note that these fees are higher than those payable by other investment companies. However, the Trust believes that the fees are within the range of fees payable by investment funds with comparable investment objectives and policies. The advisers may from time to time waive all or a portion of their advisory fees to increase the net income of the Funds available for distribution as dividends.

AUTHORITY TO ACT AS INVESTMENT ADVISERS

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The advisers believe that they may perform the services for the Funds contemplated by their Advisory Agreements with the Trust as described in such agreements and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the advisers from continuing to perform services for the Trust. If the advisers were prohibited from providing services to the Funds, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the advisers, or their affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the advisers and their affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

     If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the advisers, or an affiliate of the advisers, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the advisers, or such an affiliate, might offer to provide such services.

ADMINISTRATOR

     PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Funds. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the Funds: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement;

maintain the required fidelity bond coverage; calculate each Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Funds with respect to all aspects of their administration and operation. PFPC is entitled to receive with respect to each Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of each Fund.

                    DESCRIPTION OF THE TRUST AND ITS SHARES

     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 36 separate classes or series of shares of beneficial interest ("shares"). Six of these classes or series, which represent interests in the Equity Fund (Class H and Class H -- Special Series 1), Equity Income Fund (Class M and Class M -- Special Series 1) and Mid Cap Regional Fund (Class N and Class N -- Special Series 1), are described in this Prospectus. Class H, Class M, and Class N shares constitute the Institutional class or series of shares; and Class H -- Special Series 1, Class M -- Special Series 1, and Class N -- Special Series 1 shares constitute the Retail class or series of shares. The other Funds of the Trust are:

     Money Market Fund
     (Class A and Class A -- Special Series 1)

     Government Fund
     (Class B and Class B -- Special Series 1)

     Treasury Fund
     (Class C and Class C -- Special Series 1)

     Tax Exempt Fund
     (Class D and Class D -- Special Series 1)

     Fixed Income Fund
     (Class I and Class I -- Special Series 1)

     Ohio Tax Exempt Fund
     (Class K and Class K -- Special Series 1)

     National Tax Exempt Fund
     (Class L and Class L -- Special Series 1)

     Enhanced Income Fund
     (Class O and Class O -- Special Series 1)

     Total Return Advantage Fund
     (Class P and Class P -- Special Series 1)

     Pennsylvania Tax Exempt Fund
     (Class Q and Class Q -- Special Series 1)

     Intermediate Government Fund
     (Class R and Class R -- Special Series 1)

     GNMA Fund
     (Class S and Class S -- Special Series 1)

     Pennsylvania Municipal Fund
     (Class T and Class T -- Special Series 1)

     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment Fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment Fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment Fund. In addition, shareholders of each of the investment Funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Services Plan, only the holders of Retail shares in an investment Fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning the Services Plan. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.

     As stated previously in the text of this document, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

     As of September 9, 1996, National City, National City Columbus, and National City Kentucky held beneficially or of record approximately 18.63%, 17.51% and 3.55%, respectively, of the outstanding Institutional shares of the Equity Fund. As of the same date, National City, National City Columbus and National City Kentucky held beneficially or of record approximately 56.43%, 3.08% and 3.50%, respectively, of the outstanding Institutional shares of the Equity Income Fund and approximately 60.33%, 13.54% and 6.74%, respectively, of the outstanding Institutional shares of the Mid Cap Regional Fund. Neither National City, National City Columbus, nor National City Kentucky has any economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.

                          CUSTODIAN AND TRANSFER AGENT

     National City Bank serves as the custodian of the Trust's assets. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp., serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 5109, Westborough, Massachusetts 01581-5109. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

     Except as noted below, the Trust's advisers bear all expenses in connection with the performance of their services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the Distribution Plan; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities. Under the Services Plan, the Retail shares in the Funds also bear the expense of shareholder servicing fees.

                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent accountants.

     Pursuant to Rule 17f-2, as National City Bank serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

[LOGO]                                                  --------------------
ARMADA                                                  |    BULK RATE     |
    FUNDS                                               |   U.S. POSTAGE   |
4400 Computer Drive                                     |      PAID        |
Westborough, MA  01581                                  |    BOSTON, MA    |
                                                        | PERMIT NO. 54201 |
                                                        --------------------



ARMADA FUNDS

INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

National City Bank
1900 East Ninth Street
Cleveland, Ohio  44114

National City Bank of Columbus
155 East Broad Street
Columbus, Ohio  43251

National City Bank of Kentucky
101 South Fifth Street
Louisville, Kentucky  40202


NC-056 (9/96)

     |
     |
     |
     |
     |
     |
     |
     |
     |
     |
     |
     |
     |
     |
     --------------------------------------------------------->

                                                                 ARMADA

                                                                 FUNDS

                                                                 INCOME

             PROSPECTUS                                          SERIES

             September 30, 1996




             ARMADA TOTAL RETURN ADVANTAGE FUND

             ARMADA FIXED INCOME FUND

             ARMADA ENHANCED INCOME FUND

             ARMADA GNMA FUND

             ARMADA INTERMEDIATE GOVERNMENT FUND



                                                     [LOGO]
                                                     ARMADA
                                                        FUNDS


                                                     Financial Power Close at
                                                     Hand

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Expense Table.............................................................................   2
Financial Highlights......................................................................   4
Introduction..............................................................................  10
Risk Factors, Investment Objectives and Policies..........................................  10
Investment Limitations....................................................................  24
Yield and Performance Information.........................................................  26
Pricing of Shares.........................................................................  27
How to Purchase and Redeem Shares.........................................................  27
Distribution Agreement....................................................................  33
Shareholder Services Plan.................................................................  33
Dividends and Distributions...............................................................  33
Taxes.....................................................................................  34
Management of the Trust...................................................................  35
Description of the Trust and its Shares...................................................  37
Custodian and Transfer Agent..............................................................  39
Expenses..................................................................................  39
Miscellaneous.............................................................................  39

- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK; NATIONAL CITY BANK OF COLUMBUS; NATIONAL CITY BANK OF KENTUCKY; NATIONAL ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES OR ANY BANK.

- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.

- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

National City Bank and certain of its affiliates serve as investment advisers to Armada Funds for which they receive an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------

4400 Computer Drive                   If you purchased your shares through NatCity Investments, Inc.
Westborough, Massachusetts 01581      (formerly National City Investments Corporation), please call your Investment Consultant for information.

                                      For current performance, fund information, account redemption information, and to purchase shares, please call
                                      1-800-622-FUND(3863).

     This Prospectus describes shares in the following five investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

     TOTAL RETURN ADVANTAGE FUND'S investment objective is to provide a total rate of return, income and price appreciation greater than that of popular market indices with similar maturity and quality characteristics. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of two years above or below the average maturity of the Lehman Brothers Government/Corporate Bond Index.

     FIXED INCOME FUND'S investment objective is to provide as high a level of current income as is consistent with prudent investment risk. The Fund invests in high and medium grade bonds and other fixed income securities. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of ten years or less.

     ENHANCED INCOME FUND'S investment objective is to seek a total rate of return greater than that of the Merrill Lynch 1-3 year Treasury Index. The Fund will normally invest at least 80% of the value of its total assets in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 1/2 to 4 years.

     GNMA FUND'S investment objective is to seek the highest level of current income consistent with preservation of capital and a high degree of liquidity by investing primarily in mortgage pass-through securities guaranteed by the Government National Mortgage Association. The Fund invests primarily in mortgage pass-through securities guaranteed by the Government National Mortgage Association.

     INTERMEDIATE GOVERNMENT FUND'S investment objective is to seek preservation of capital and a high degree of liquidity while providing current income. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities.

     The net asset value per share of each Fund will fluctuate as the value of its investment fund changes in response to changing market prices and other factors.
     National City Bank ("National City"), National City Bank of Columbus ("National City Columbus") and National City Bank of Kentucky ("National City Kentucky") serve as investment advisers to the Fixed Income Fund; National Asset Management Corporation ("NAM") serves as investment adviser to the Enhanced Income Fund and Total Return Advantage Fund; and National City serves as investment adviser to the GNMA Fund and Intermediate Government Fund. These investment advisers are referred to herein individually as an "adviser" and collectively as the "advisers."
     440 Financial Distributors, Inc., a wholly-owned subsidiary of First Data Corp. (the "Distributor"), serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."
     This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
     SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, NATIONAL CITY BANK OF COLUMBUS, NATIONAL CITY BANK OF KENTUCKY, NATIONAL ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               September 30, 1996

    The classes which represent interests in the Funds are described in this Prospectus. Class I, Class O, Class P, Class R and Class S shares constitute the Institutional class of shares (herein referred to as the "Institutional shares") of the Fixed Income Fund, Enhanced Income Fund, Total Return Advantage Fund, Intermediate Government Fund and GNMA Fund, respectively. Class I -- Special Series 1, Class O -- Special Series 1, Class P -- Special Series 1, Class
R -- Special Series 1 and Class S -- Special Series 1 shares constitute the Retail class of shares (herein referred to as the "Retail shares") of the Fixed Income, Enhanced Income, Total Return Advantage, Intermediate Government and GNMA Funds, respectively.

    Institutional shares are sold primarily to Banks and customers of NAM, that are large institutions. Retail shares are sold to the public primarily through financial institutions such as banks, brokers and dealers.

                                 EXPENSE TABLE

                                TOTAL RETURN  TOTAL RETURN    FIXED       FIXED      ENHANCED    ENHANCED
                                 ADVANTAGE      ADVANTAGE    INCOME      INCOME       INCOME      INCOME        GNMA
                                   RETAIL     INSTITUTIONAL  RETAIL   INSTITUTIONAL   RETAIL   INSTITUTIONAL   RETAIL
                                 SHARES(1)       SHARES      SHARES(1)    SHARES     SHARES(1)    SHARES      SHARES(1)
                                ------------  -------------  -------  -------------  --------  -------------  ---------
SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Charge Imposed
    on Purchases................     3.75%         None        3.75%       None        2.75%        None         3.75%
  Sales Charge Imposed on
    Reinvested Dividends........     None          None        None        None        None         None         None
  Deferred Sales Charge.........     None          None        None        None        None         None         None
  Redemption Fee................     None          None        None        None        None         None         None
  Exchange Fee..................     None          None        None        None        None         None         None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees (after fee
    waivers)....................        0%(2)         0%(2)     .40%(2)     .40%(2)       0%(2)        0%(2)      .55%
  12b-1 Fees (after fee
    waivers)(3).................      .01%          .01%        .05%        .05%        .01%         .01%         .05%
  Other Expenses................      .42%          .17%        .47%        .22%        .34%         .24%         .49%
                                    ----           ----        ----        ----        ----         ----         ----
    TOTAL FUND OPERATING
      EXPENSES
      (after fee waivers)(2)....      .43%          .18%        .92%        .67%        .35%         .25%        1.09%
                                    ====           ====        ====        ====        ====         ====         ====

                                                 INTERMEDIATE  INTERMEDIATE
                                      GNMA        GOVERNMENT    GOVERNMENT
                                  INSTITUTIONAL     RETAIL     INSTITUTIONAL
                                     SHARES       SHARES(1)       SHARES
                                  -------------  ------------  -------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed
    on Purchases................       None          3.75%          None
  Sales Charge Imposed on
    Reinvested Dividends........       None          None           None
  Deferred Sales Charge.........       None          None           None
  Redemption Fee................       None          None           None
  Exchange Fee..................       None          None           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
  Management Fees (after fee
    waivers)....................        .55%          .55%           .55%
  12b-1 Fees (after fee
    waivers)(3).................        .05%          .05%           .05%
  Other Expenses................        .24%          .46%           .21%
                                       ----          ----           ----
    TOTAL FUND OPERATING
      EXPENSES
      (after fee waivers)(2)....        .84%         1.06%           .81%
                                       ====          ====           ====

---------------

(1) The Trust has implemented a Shareholder Services Plan (the "Services Plan") with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of Retail shares of the Total Return Advantage Fund, Fixed Income Fund, GNMA Fund and Intermediate Government Fund and/or up to .10% (on an annualized basis) of the net asset value of Retail shares of the Enhanced Income Fund. For further information concerning the Services Plan, see "Shareholder Services Plan."

(2) The expense information in the table relating to each Fund has been restated to reflect current fees. For the current fiscal year, the advisers will voluntarily waive fees in the amount of .15% of the average daily net assets of the Fixed Income Fund and NAM will waive its entire advisory fee of .55% and .45% of the average daily net assets of the Total Return Advantage and Enhanced Income Funds, respectively. Without such fee waivers, Total Fund Operating Expenses would be .98% and .73% for the Retail and Institutional shares of the Total Return Advantage Fund, respectively, .80% and .70% for the Retail and Institutional shares of the Enhanced Income Fund, respectively, and 1.07% and .82% for the Retail and Institutional shares of the Fixed Income Fund, respectively. Additionally, waivers of 12b-1 fees are expected to be in effect during the current fiscal year. If the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be 1.07% and .82%, 1.12% and .87%, .89% and .79%, 1.14% and .89% and 1.11% and .86% for the Retail and Institutional shares of the Total Return Advantage Fund, Fixed Income Fund, Enhanced Income Fund, GNMA Fund and Intermediate Government Fund, respectively.

(3) The Funds have in effect 12b-1 Plans pursuant to which each Fund may bear fees in an amount of up to .10% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's Service and Distribution Plan ("Distribution Plan") and Services Plan to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

---------------

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods (none of the Funds charges a redemption fee):

                                                              1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                                           ------------     ------------     ------------     ------------
Total Return Advantage Retail Shares...................        $ 42             $ 51             $ 61             $ 90
Total Return Advantage Institutional Shares............        $  2             $  6             $ 10             $ 23
Fixed Income Retail Shares.............................        $ 47             $ 66             $ 87             $146
Fixed Income Institutional Shares......................        $  7             $ 21             $ 37             $ 83
Enhanced Income Retail Shares..........................        $ 31             $ 38             $ 47             $ 71
Enhanced Income Institutional Shares...................        $  3             $  8             $ 14             $ 32
GNMA Fund Retail Shares................................        $ 48             $ 71             $ 95             $165
GNMA Fund Institutional Shares.........................        $  9             $ 27             $ 47             $104
Intermediate Government Fund Retail Shares.............        $ 48             $ 70             $ 94             $162
Intermediate Government Fund Institutional Shares......        $  8             $ 26             $ 45             $100

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution Agreement" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the advisers or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                          TOTAL RETURN ADVANTAGE FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Total Return Advantage Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                                         YEAR ENDED                            PERIOD ENDED
                                                        MAY 31, 1996                           MAY 31, 1995
                                                -----------------------------          ----------------------------
                                                INSTITUTIONAL       RETAIL             INSTITUTIONAL(1)   RETAIL(1)
                                                -------------    ------------          ------------     ------------
Net Asset Value, Beginning of Period..........    $   10.55         $10.54               $  10.00          $10.16
                                                -------------    ------------          ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................          .70(2)         .62(2)                 .65(2)          .49(2)
  Net Gains (Losses) on Securities
     (Realized and Unrealized)................         (.24)          (.22)                   .43             .40
                                                -------------    ------------          ------------     ------------
          Total from Investment Operations....          .46            .40                   1.08             .89
                                                -------------    ------------          ------------     ------------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income........         (.70)          (.62)                  (.53)           (.49)
  Dividends in Excess of Net Investment
     Income...................................         (.12)          (.14)                  (.00)           (.02)
  Dividends from Net Realized Capital Gains...         (.31)          (.31)                  (.00)           (.00)
                                                -------------    ------------          ------------     ------------
          Total Distributions.................        (1.13)         (1.07)                  (.53)           (.51)
                                                -------------    ------------          ------------     ------------
Net Asset Value, End of Period................    $    9.88         $ 9.87               $  10.55          $10.54
                                                  =========      ==========            ==========       ==========
TOTAL RETURN..................................         4.22%          3.74%(4)              12.52%(3,5)       12.65%(3,4,5)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)........    $ 280,401         $2,040               $261,403            $  106
  Ratio of Expenses to Average Net Assets
     (after fee waivers)......................          .13%(6)        .36%(7)                .18%(3,6)         .31%(3,7)
  Ratio of Net Investment Income to Average
     Net Assets (after fee waivers)...........         6.67%(6)       6.12%(7)               7.23%(3,6)        6.92%(3,7)
  Portfolio Turnover Rate.....................          268%           268%                   166%              166%

---------------

(1) Institutional and Retail classes commenced operations on July 7, 1994 and September 6, 1994, respectively.

(2) Calculated based upon average shares outstanding.

(3) Annualized.

(4) Total Return excludes sales load.

(5) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 11.22% and 9.14%, respectively.

(6) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Institutional class for the year ended May 31, 1996 would have been .69% and 6.11%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Institutional class for the period ended May 31, 1995 would have been .77% and 6.64%, respectively.

(7) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Retail class for the year ended May 31, 1996 would have been .89% and 5.59%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Retail class for the period ended May 31, 1995 would have been .87% and 6.36%, respectively.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                               FIXED INCOME FUND
    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Fixed Income Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                       MAY 31,        MAY 31,         MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                        1996            1996           1995            1995           1994            1994
                                    INSTITUTIONAL      RETAIL      INSTITUTIONAL      RETAIL      INSTITUTIONAL      RETAIL
                                    -------------    ----------    -------------    ----------    -------------    ----------
Net Asset Value,
 Beginning of Period.............     $   10.54        $10.60         $ 10.24         $10.30         $ 10.93         $10.98
                                      -----------      ------         -------         ------         -------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........           .61           .59             .63            .61             .61            .58
 Net Gains (Losses) on Securities
   Realized and Unrealized.......          (.22)         (.23)            .30            .30            (.59)          (.58)
                                      -----------      ------         -------         ------         -------         ------
 Total from Investment
   Operations....................           .39           .36             .93            .91             .02            .00
                                      -----------      ------         -------         ------         -------         ------
LESS DISTRIBUTIONS
 Dividends from Net Investment
   Income........................          (.61)         (.59)           (.63)          (.61)           (.61)          (.58)
 Dividends in Excess of Net
   Investment Income.............          (.00)         (.00)           (.00)          (.00)           (.05)          (.05)
 Dividends from Net Realized
   Capital Gains.................          (.00)         (.00)           (.00)          (.00)           (.03)          (.03)
 Dividends in Excess of Net
   Realized Capital Gains........          (.02)         (.02)           (.00)          (.00)           (.02)          (.02)
                                      ---------        ------         -------         ------         -------         ------
 Total Distributions.............          (.63)         (.61)           (.63)          (.61)           (.71)          (.68)
                                      ---------        ------         -------         ------         -------         ------
Net Asset Value, End of Period...     $   10.30        $10.35         $ 10.54         $10.60         $ 10.24         $10.30
                                      =========        =======        =======         =======        =======         =======
TOTAL RETURN.....................          3.79%         3.44%(3)        9.55%          9.26%(3)        0.00%         (0.23%)(3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)........................     $ 111,240        $6,216         $88,047         $5,527         $95,907         $5,480
 Ratio of Expenses to Average Net
   Assets (after fee waivers)....           .80%(4)      1.04%(5)        0.85%(4)       1.09%(5)        0.83%          1.08%
 Ratio of Net Investment Income
   to Average Net Assets
   (after fee waivers)...........          5.78%(4)      5.50%(5)        6.24%(4)       5.95%(5)        5.59%          5.34%
 Portfolio Turnover Rate.........            45%           45%             42%            42%             34%            34%


                                    YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                      MAY 31,        MAY 31,         MAY 31,        MAY 31,         MAY 31,        MAY 31,
                                       1993            1993           1992            1992           1991            1991
                                   INSTITUTIONAL      RETAIL      INSTITUTIONAL      RETAIL      INSTITUTIONAL    RETAIL(1)
                                   -------------    ----------    -------------    ----------    -------------    ----------
Net Asset Value,
 Beginning of Period.............     $ 10.60         $10.63         $ 10.15         $10.15         $  9.83         $10.11
                                      -------         ------         -------         ------         -------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........         .70            .65             .81            .79             .76            .10
 Net Gains (Losses) on Securities
   Realized and Unrealized.......         .46            .48             .45            .45             .39            .01
                                      -------         ------         -------         ------         -------         ------
 Total from Investment
   Operations....................        1.16           1.13            1.26           1.24            1.15            .11
                                      -------         ------         -------         ------         -------         ------
LESS DISTRIBUTIONS
 Dividends from Net Investment
   Income........................        (.70)          (.65)           (.81)          (.76)           (.76)          (.07)
 Dividends in Excess of Net
   Investment Income.............        (.02)          (.02)           (.00)          (.00)           (.07)          (.00)
 Dividends from Net Realized
   Capital Gains.................        (.11)          (.11)           (.00)          (.00)           (.00)          (.00)
 Dividends in Excess of Net
   Realized Capital Gains........        (.00)          (.00)           (.00)          (.00)           (.00)          (.00)
                                      -------         ------         -------         ------         -------         ------
 Total Distributions.............        (.83)          (.78)           (.81)          (.76)           (.83)          (.07)
                                      -------         ------         -------         ------         -------         ------
Net Asset Value, End of Period...     $ 10.93         $10.98         $ 10.60         $10.63         $ 10.15         $10.15
                                      =======         =======        =======         =======        =======         =======
TOTAL RETURN.....................       11.32%         11.03%(3)       12.96%         12.64%(3)       12.20%          8.45%(2,3)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)........................     $95,246         $5,208         $40,414         $1,033         $34,664         $  284
 Ratio of Expenses to Average Net
   Assets (after fee waivers)....         .32%(4)        .57%(5)         .30%(4)        .55%(5)         .33%(4)         56%(2,5)
 Ratio of Net Investment Income
   to Average Net Assets
   (after fee waivers)...........        6.46%(4)       6.21%(5)        7.84%(4)       7.57%(5)        8.34%(4)       7.89%(2,5)
 Portfolio Turnover Rate.........          33%            33%             13%            13%              0%             0%

                                    FOR THE PERIOD
                                     DECEMBER 20,
                                         1989
                                   (COMMENCEMENT OF
                                    OPERATIONS) TO
                                     MAY 31, 1990
                                   ----------------
Net Asset Value,
 Beginning of Period.............      $  10.00
                                       --------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........           .33
 Net Gains (Losses) on Securities
   Realized and Unrealized.......          (.24)
                                       --------
 Total from Investment
   Operations....................           .09
                                       --------
LESS DISTRIBUTIONS
 Dividends from Net Investment
   Income........................          (.26)
 Dividends in Excess of Net
   Investment Income.............          (.00)
 Dividends from Net Realized
   Capital Gains.................          (.00)
 Dividends in Excess of Net
   Realized Capital Gains........          (.00)
                                       --------
 Total Distributions.............          (.26)
                                       --------
Net Asset Value, End of Period...      $   9.83
                                       ========
TOTAL RETURN.....................          2.21%(2)
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)........................      $ 30,699
 Ratio of Expenses to Average Net
   Assets (after fee waivers)....           .37%(2)
 Ratio of Net Investment Income
   to Average Net Assets
   (after fee waivers)...........          8.34%(2)
 Portfolio Turnover Rate.........            20%

---------------

(1) Retail class commenced operations on April 15, 1991.

(2) Annualized.

(3) Total return excludes sales load.

(4) The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .82% and 5.76%, and .86% and 6.23%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the years ended May 31, 1993, 1992 and 1991 would have been .80% and 5.98%, .85% and 7.29%, and .88% and 7.79%, respectively.

(5) The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.06% and 5.48%, and 1.10% and 5.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1993 and 1992 and for the period ended May 31, 1991 would have been 1.05% and 5.73%, 1.10% and 7.02%, and 1.11% and 7.34%, respectively.

                                FINANCIAL HIGHLIGHTS
                (For a Fund share outstanding throughout the period)

                              ENHANCED INCOME FUND

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Enhanced Income Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                                     YEAR ENDED                  PERIOD ENDED
                                                    MAY 31, 1996                 MAY 31, 1995
                                             --------------------------   --------------------------
                                             INSTITUTIONAL      RETAIL    INSTITUTIONAL(1)   RETAIL(1)
                                             --------------     -------   ----------------   ---------
Net Asset Value, Beginning of Period.......     $  10.16        $10.18       $   10.00        $10.10
                                                --------        ------       ---------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................          .58           .56             .51(2)        .43(2)
  Net Gains (Losses) on Securities
     (Realized and Unrealized).............         (.05)         (.05)            .06           .06
                                                --------        ------       ---------        -------
          Total from Investment
            Operations.....................          .53           .51             .57           .49
                                                --------        ------       ---------        -------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income.....         (.58)         (.56)           (.41)         (.41)
  Dividends in Excess of Net Investment
     Income................................         (.10)         (.11)           (.00)         (.00)
                                                --------        ------       ---------        -------
          Total Distributions..............         (.68)         (.67)           (.41)         (.41)
                                                --------        ------       ---------        -------
Net Asset Value, End of Period.............     $  10.01        $10.02       $   10.16        $10.18
                                                ========        ======       =========        ======
TOTAL RETURN...............................         5.36%         5.13%(4)        6.54%3,5      6.84%(3,4,5)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's).....     $ 66,918        $1,718       $  60,467        $2,547
  Ratio of Expenses to Average Net Assets
     (after fee waivers)...................          .23%(6)       .33%(7)         .21%(3,6)     .32%(3,7)
  Ratio of Net Investment Income to Average
     Net Assets (after fee waivers)........         5.72%(6)      5.55%(7)        5.70%(3,6)    5.89%(3,7)
  Portfolio Turnover Rate..................           98%           98%             36%           36%

---------------

(1) Institutional and Retail classes commenced operations on July 7, 1994 and September 9, 1994, respectively.

(2) Calculated based upon average shares outstanding.

(3) Annualized.

(4) Total Return excludes sales load.

(5) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 5.87% and 4.92%, respectively.

(6) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Institutional class for the year ended May 31, 1996 would have been .70% and 5.25%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Institutional class for the period ended May 31, 1995 would have been .71% and 5.20%, respectively.

(7) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Retail class for the year ended May 31, 1996 would have been .80% and 5.08%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Retail class for the period ended May 31, 1995 would have been .79% and 5.42%, respectively.

                              FINANCIAL HIGHLIGHTS

     The GNMA Fund and Intermediate Government Fund commenced operations on August 10, 1994 as separate investment portfolios (the "Predecessor GNMA Fund" and the "Predecessor Intermediate Government Fund," respectively, and collectively, the "Predecessor Funds") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Funds were reorganized as new portfolios of the Trust. Prior to the reorganization, the Predecessor Funds offered and sold Retail Shares that were similar to the Funds' Retail Shares.

     The financial highlights presented on page 8 set forth certain information concerning the investment results of the Predecessor Funds' Retail Shares (the series that is similar to the Retail Shares of the GNMA and Intermediate Government Funds) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Funds was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Funds' operations from May 1, 1996 through May 31, 1996 is being presented. The information was audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Funds, whose reports thereon are contained in Inventor Funds' Annual Reports to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the GNMA Fund and Intermediate Government Fund. Additional information about the performance of the Predecessor Funds is contained in Inventor Funds' Annual Reports to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                             PREDECESSOR GNMA FUND

                                                           PERIOD FROM
                                                           MAY 1, 1996      YEAR ENDED     PERIOD ENDED
                                                             THROUGH        APRIL 30,       APRIL 30,
                                                           MAY 31, 1996        1996           1995(1)
                                                           ------------     ----------     ------------
Net Asset Value, Beginning of Period.....................    $  10.12        $  10.16        $  10.00
                                                             --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................................         .05             .66             .48
  Net Realized and Unrealized Gains (Losses) on
     Securities..........................................        (.09)            .14             .16
                                                             --------        --------        --------
          Total from Investment Operations...............        (.04)            .80             .64
                                                             --------        --------        --------
LESS DISTRIBUTIONS
  Distributions from Net Investment Income...............        (.05)           (.66)           (.48)
  Distributions from Realized Capital Gains..............        (.00)           (.18)           (.00)
                                                             --------        --------        --------
          Total Distributions............................        (.05)           (.84)           (.48)
                                                             --------        --------        --------
Net Asset Value, End of Period...........................    $  10.03        $  10.12        $  10.16
                                                             ========        ========        ========
TOTAL RETURN(2)..........................................        (.35)%(3)       7.97%           6.61%(3)
RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)........................    $ 60,532        $ 62,161        $ 42,212
  Ratio of Expenses to Average Net Assets (after fee
     waivers)............................................         .85%(4,5)       .85%(5)         .85%(4,5)
  Ratio of Net Investment Income to Average Net Assets
     (after fee waivers).................................        6.33%(4,5)      6.30%(5)        6.68%(4,5)
  Portfolio Turnover Rate................................           1%            149%            226%

---------------

(1) Commenced operations on August 10, 1994. The Fund did not offer Institutional shares during the period covered by the Financial Highlights.

(2) Total Return does not reflect the sales charge.

(3) Not annualized.

(4) Annualized.

(5) The operating expense ratio and the net investment income ratio before fee waivers for the period ended May 31, 1996, the year ended April 30, 1996 and for the period ended April 30, 1995 would have been 1.28% and 5.90%, 1.29% and 5.86% and 1.40% and 6.13%, respectively.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                    PREDECESSOR INTERMEDIATE GOVERNMENT FUND

                                                           PERIOD FROM
                                                           MAY 1, 1996      YEAR ENDED     PERIOD ENDED
                                                             THROUGH        APRIL 30,       APRIL 30,
                                                           MAY 31, 1996        1996           1995(1)
                                                           ------------     ----------     ------------
Net Asset Value, Beginning of Period.....................    $  10.04        $  10.02        $  10.00
                                                             --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................................         .05             .64             .44
  Net Realized and Unrealized Gains (Losses) on
     Securities..........................................        (.07)            .07             .02
                                                             --------        --------        --------
          Total from Investment Operations...............        (.02)            .71             .46
                                                             --------        --------        --------
LESS DISTRIBUTIONS
  Distributions from Net Investment Income...............        (.05)           (.64)           (.44)
  Distributions from Realized Capital Gains..............        (.00)           (.05)           (.00)
                                                             --------        --------        --------
          Total Distributions............................        (.05)           (.69)           (.44)
                                                             --------        --------        --------
Net Asset Value, End of Period...........................    $   9.97        $  10.04        $  10.02
                                                             ========        ========        ========
TOTAL RETURN(2)..........................................        (.19)%(3)       7.09%           4.75%(3)
RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)........................    $ 88,829        $ 89,901        $ 53,316
  Ratio of Expenses to Average Net Assets (after fee
     waivers)............................................        0.85%(4,5)      0.85%(5)        0.85%(4,5)
  Ratio of Net Investment Income to Average Net Assets
     (after fee waivers).................................        5.88%(4,5)      6.20%(5)        6.17%(4,5)
  Portfolio Turnover Rate................................           2%             94%            172%

---------------

(1) Commenced operations on August 10, 1994. The Fund did not offer Institutional shares during the period covered by the Financial Highlights.

(2) Total Return does not reflect sales charge.

(3) Not annualized.

(4) Annualized.

(5) The operating expense ratio and the net investment income ratio before fee waivers for the period ended May 31, 1996, the year ended April 30, 1996 and for the period ended April 30, 1995 would have been 1.25% and 5.48%, 1.25% and 5.80% and 1.33% and 5.69%, respectively.

                                  INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Risk Factors, Investment Objectives and Policies." Each Fund is classified as a diversified investment fund under the 1940 Act.

     Shares of each Fund have been classified into two separate classes -- Retail shares and Institutional shares. Retail shares and Institutional shares represent equal pro rata interests in a Fund except that, as described more fully under "Shareholder Services Plan," the Trust has implemented the Services Plan with respect to Retail shares in the Funds. Under the Services Plan, only the beneficial owners of Retail shares bear the expenses of shareholder administrative services which are provided by financial institutions for their benefit (not to exceed .25% annually with respect to the Total Return Advantage, Fixed Income, GNMA and Intermediate Government Funds, and .10% annually with respect to the Enhanced Income Fund). See "Shareholder Services Plan," "Dividends and Distributions" and "Description of the Trust and Its Shares" for a description of the impact that the Services Plan may have on holders of Retail shares.

                RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES

     The Trust uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. The investments and investment techniques utilized by the Funds are described below. Prior to making an investment decision, an investor should consider which Fund or Funds best meet an investor's investment objectives and review carefully the risks involved in Fund investments described below.

     The investment objective of a Fund may not be changed without the vote of the holders of a majority of its outstanding shares (as defined in "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies, however, may be changed without a vote of shareholders. In addition, each Fund may sell portfolio securities shortly after they are purchased, which may result in higher transaction costs and taxable gains for the Fund. There can be no assurance that a Fund will achieve its objective.

TOTAL RETURN ADVANTAGE FUND

     The investment objective of the Total Return Advantage Fund is to provide a total rate of return, income and price appreciation greater than those of popular market indices with similar maturity and quality characteristics. One such index is the Lehman Brothers Government/Corporate Bond Index which is composed of government securities and investment grade corporate securities with an average maturity of approximately ten years and an average rating in the highest rating category assigned by Moody's, S&P, Fitch, Duff or IBCA (defined under "Ratings Criteria"). The Fund will normally invest at least 80% of the value of its total assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of two years above or below the average maturity of the Lehman Brothers Government/Corporate Bond Index.

     Although the Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Risks Related to Lower Rated Securities."

FIXED INCOME FUND

     The investment objective of the Fixed Income Fund is to provide as high a level of current income as is consistent with prudent investment risk. The Fund seeks to achieve its objective by investing substantially all of its assets in a fund of high and medium grade bonds and other fixed income securities. The Fund normally invests at least 80% of the value of its total assets in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's advisers will consider such factors as current yield, preservation of capital, maturity, yield to maturity, and the potential for realizing capital appreciation. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of ten years or less.

ENHANCED INCOME FUND

     The investment objective of the Enhanced Income Fund is to seek a total rate of return greater than that of the Merrill Lynch 1-3 year Treasury Index. The Fund will normally invest at least 80% of the value of its total assets in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. Under normal market conditions, the Fund intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 1/2 to 4 years. The two components of total rate of return are current income and change in the value of portfolio securities. The Merrill Lynch 1-3 Year Treasury Index is composed of Treasury Securities that mature in one to three years. The average dollar-weighted maturity of the Index is generally from 2 1/2 to 3 years. The Index is unmanaged, and its total rate of return does not reflect the expenses that a mutual fund normally incurs. The Fund's objective refers to a return after deduction of Fund expenses.

GNMA FUND

     The investment objective of the GNMA Fund is to provide the highest level of current income consistent with preservation of capital and a high degree of liquidity.

     The Fund invests primarily (at least 65% of its total assets under normal conditions) in mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"). Any remaining assets may consist of:

     (i) obligations of the U.S. Treasury

     (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government

     (iii) mortgage-backed securities issued by other government agencies and privately issued mortgage-backed securities rated at least A by a Nationally Recognized Security Rating Organization ("Rating Agency")

     (iv) repurchase agreements involving any of such obligations

     (v) shares of money market investment companies investing exclusively in such obligations

     (vi) futures on U.S. Treasury obligations. The Fund may also engage in dollar rolls, short sales against the box and interest rate swaps.

     Under normal market conditions, the estimated average life of the Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 4 and 10 years.

     In order to meet liquidity needs, the GNMA Fund may hold cash reserves, and may, for temporary defensive purposes, invest up to 100% of its assets in Money Market Instruments (as defined below).

     The Fund may purchase securities on a when-issued basis.

     The Fund reserves the right to engage in securities lending, although it does not have the present intent of doing so during the current fiscal year. The Fund may also borrow money in amounts up to 33 1/3% of its net assets.

INTERMEDIATE GOVERNMENT FUND

     The investment objective of the Intermediate Government Fund is to preserve capital and maintain a high degree of liquidity while providing current income. The Fund seeks to achieve this objective by investing primarily (at least 65% of the Fund's assets) in obligations issued or guaranteed as to principal and interest by the U.S. government and its agencies and instrumentalities ("U.S. Governments"). The Fund also invests in U.S. Treasury obligations and futures on U.S. Treasury obligations. The Fund's dollar-weighted average maturity ordinarily will be approximately five years; however, the adviser may vary this average maturity substantially in anticipation of a change in the interest rate environment. Nevertheless, under normal circumstances, the Fund will maintain a dollar-weighted average maturity of between three and ten years.

     In order to meet liquidity needs, the Intermediate Government Fund may hold cash reserves, and may, for temporary defensive purposes, invest up to 100% of its assets in short term obligations (as described below).

     The Fund may also purchase securities on a when-issued basis.

     The Fund reserves the right to engage in securities lending, although it does not presently have the intent of doing so. The Fund may also borrow money in amounts up to 33 1/3% of its net assets.

COMMON INVESTMENT POLICIES OF THE FUNDS

  Debt Securities

     The Total Return Advantage, Fixed Income and Enhanced Income Funds may invest in debt securities which may include: equipment lease and trust certificates; corporate issues; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage-backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Each Fund normally limits investments in asset-backed securities to under 50% of its net assets. The Total Return Advantage Fund, Fixed Income Fund and Enhanced Income Fund normally limit investments in income participation loans to under 10%, 5% and 20% of their respective net assets. Some of the securities in which the Funds invest may have warrants or options attached. Recognizing the increasing globalization of the securities markets, each Fund may also invest in foreign securities, currencies, securities of domestic issuers denominated in foreign currencies and related investments described below.

     The Intermediate Government Fund may invest in debt securities which may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Certain federal agencies such as GNMA have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the U.S. (e.g. GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality, e.g., Federal National Mortgage Association ("FNMA").

     Fund appreciation may result from an improvement in the credit standing of an issuer whose securities are held or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

  Ratings Criteria

     The Fixed Income Fund invests only in debt securities which are rated at the time of purchase within the three highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa and A), Standard & Poor's Ratings Group ("S&P") (AAA, AA and A), Fitch Investors Service, Inc. ("Fitch") (AAA, AA and A), Duff & Phelps Credit Rating Co. ("Duff") (AAA, AA and A) or IBCA, Inc. ("IBCA") (AAA, AA and A), or, if unrated, which are determined by the Fund's adviser or advisers to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees.

     The Enhanced Income Fund invests only in, and the Total Return Advantage Fund invests substantially all of its assets in investment grade debt securities which are rated at the time of purchase within the four highest rating groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB), Duff (AAA, AA, A and BBB), or IBCA (AAA, AA, A and BBB), or, if unrated, which are determined by the Funds' adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees.

     Each of the Enhanced Income Fund and Total Return Advantage Fund normally maintains a minimum, dollar-weighted average quality rating for its portfolio of securities within the two highest rating categories assigned by one or more rating agencies. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P, Fitch, Duff or IBCA) may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     In the event that subsequent to its purchase by a Fund, a rated security ceases to be rated or its rating is reduced below investment grade, its adviser will consider whether the Fund should continue to hold the security. The adviser expects, however, to sell promptly any securities that are non-investment grade as a result of such events that exceed 5% of a Fund's net assets where the adviser has determined that such sale is in the best interest of the Fund.

     Rating symbols are more fully described in Appendix A of the Statement of Additional Information.

  Risks Related to Lower Rated Securities Which May be Purchased by the Total Return Advantage Fund

     While any investment carries some risk, certain risks associated with lower rated securities (commonly referred to as "junk bonds") are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Total Return Advantage Fund's net asset value per share.

     In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by the Total Return Advantage Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

     The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security held by the Total Return Advantage Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Total Return Advantage Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by the Total Return Advantage Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of Moody's, S&P, Fitch, Duff and IBCA evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Fund's adviser performs its own analysis of the issuers of lower rated securities purchased by the Fund. Because of this, the Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

     The Total Return Advantage Fund's adviser continuously monitors the issuers of lower rated securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

  Asset-Backed Securities

     The Total Return Advantage, Fixed Income and Enhanced Income Funds may purchase securities that are secured or backed by mortgages or other assets (i.e., automobile loans and credit card receivables) and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

     Mortgage-Backed Securities. Asset-Backed Securities acquired by the Total Return Advantage, Fixed Income and Enhanced Income Funds consist of both mortgage and non-mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. government, although not necessarily by the U.S. government itself. Mortgage-backed securities include collateralized mortgage obligations and mortgage pass-through certificates. The GNMA and Intermediate Government Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA and FHLMC, and the GNMA Fund may also purchase securities issued by commercial banks, savings and loan associations, mortgage banks and investment banks.

     Mortgage pass-through certificates, which represent interests in pools of mortgage loans, provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the Funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security it is not guaranteed by the full faith and credit of the U.S. government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

     The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed or mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed or mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Funds, the maturity of asset-backed and mortgage-backed securities will be based on estimates of average life.

     Prepayments on asset-backed and mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed or mortgage-backed security generally will decline; however, when interest rates decline, the value of an asset-backed or mortgage-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

     These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset-Backed and Mortgage-Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

     Non-Mortgage-Backed Securities. The Funds may also invest in non-mortgage-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     Non-mortgage-backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

  REITs

     The GNMA Fund may also invest in real estate investment trusts ("REITs") which are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

  Foreign Securities, American Depository Receipts ("ADRs") and Foreign
Currencies

     The Total Return Advantage, Fixed Income and Enhanced Income Funds may invest in foreign securities including ADRs, securities of domestic issuers denominated in foreign currencies, securities of foreign issuers denominated in foreign currencies, securities of foreign issuers denominated in U.S. dollars, and foreign currencies. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

  Exchange Rate-Related Securities

     The Total Return Advantage and Enhanced Income Funds may each invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

     Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

  Forward Currency Exchange Contracts

     The Total Return Advantage and Enhanced Income Funds may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds. The Funds may not enter into such contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Fund may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Funds will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover their position in accordance with applicable requirements of the SEC.

  Interest Rate Swaps

     In order to protect its value from interest rate fluctuations, each of the Total Return Advantage, Enhanced Income and GNMA Funds may enter into interest rate swaps. The Funds expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of their holdings and to protect against an increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Enhanced Income and Total Return Advantage Funds, either "A" or "A-1" or better by S&P, Duff or Fitch, or "A" or "P-1" or better by Moody's or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

  Futures Contracts and Related Options

     The Total Return Advantage, Enhanced Income and Intermediate Government Funds may invest in interest rate and bond index futures contracts and options on futures contracts and the GNMA and Intermediate Government Funds may invest in futures contracts on U.S. Treasury Obligations in order to offset an expected decrease in the value of its fund that might otherwise result from a market decline. The Funds may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

     Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its fund holdings.

     The Total Return Advantage and Enhanced Income Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     The Total Return Advantage, Enhanced Income, GNMA and Intermediate Government Funds intend to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting the Funds from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

  Risk Factors Associated with Futures and Related Options

     To the extent the Total Return Advantage, Enhanced Income, GNMA and Intermediate Government Funds are engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in their funds that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Funds varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

     Successful use of futures by the Funds also are subject to the advisers' ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

     Although the Total Return Advantage, Enhanced Income and Intermediate Government Funds intend to enter into futures contracts and the Total Return Advantage and Enhanced Income Funds into options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

     The primary risks associated with the use of futures contracts and options are:

     (i) the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option

     (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired

     (iii) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements, which are potentially unlimited

     (iv) the adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors

     For a further discussion see "Risk Factors, Investment Objectives and Policies -- Futures Contracts and Options" and Appendix B in the Statement of Additional Information.

  When-Issued Securities

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when delivery takes place. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that the GNMA and Intermediate Government Funds may purchase is a "to be announced" ("TBA") mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. The Total Return Advantage, Fixed Income, Enhanced Income and GNMA Funds expect that commitments to purchase when-issued securities will not exceed 25% of the value of their respective total assets under normal market conditions. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

  Variable and Floating Rate Obligations

     The Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes and adjustable rate mortgages that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could, however, make it difficult for the Funds to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Funds are not entitled to exercise their demand rights, and the Funds could, for these or other reasons, suffer a loss with respect to such instruments. For a further description, see "Risk Factors, Objectives and Policies" in the Statement of Additional Information.

  Short Term Obligations

     The Total Return Advantage, Fixed Income and Enhanced Income Funds will ordinarily hold some short term obligations (with maturities of 18 months or less) such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, reverse repurchase agreements, U.S. Treasury bills, money market funds, and guaranteed investment contracts ("GICs"). Reverse repurchase agreements involve the risk that the market value of the securities held by a Fund may decline below the price of the securities it is obligated to repurchase.

     All Funds may acquire repurchase agreements, which carry the risk that default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities.

     The GNMA Fund may invest in reverse repurchase agreements in the form of Dollar Rolls. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into Dollar Rolls include the risk that the value of the security may change adversely over the term of the Dollar Roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

     To avoid any leveraging concerns, the GNMA Fund will place U.S. government or other liquid, high grade debt securities in a segregated account in an amount sufficient to cover its repurchase obligations.

     For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

  Receipts

     The Intermediate Government Fund may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), "Liquid Yield Option Notes" ("LYON's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGR's, LYON's and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury.

     Securities denominated as TR's, TIGR's, LYON's and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments.

  U.S. Treasury Obligations

     The GNMA Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

  Repurchase Agreements

     Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's advisers deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying fund securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

     If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying fund securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Trust's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  Reverse Repurchase Agreements

     The Total Return Advantage, Fixed Income and Enhanced Income Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with their respective investment restrictions. Pursuant to such agreements, the Fund would sell Fund securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. These Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

  U.S. Government Obligations

     The GNMA Fund may purchase obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the adviser believes that the credit risk with respect thereto is minimal.

  Short Sales

     The GNMA Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The GNMA Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

  Lending Portfolio Securities

     In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collat-eral in the form of cash or U.S. government securities. This collateral must be valued daily by the Fund's adviser or advisers, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its adviser or advisers have determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  Securities of Other Investment Companies

     Subject to 1940 Act limitations, each Fund may invest in securities issued by other investment companies (including other investment companies advised by the advisers) which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

  Illiquid Securities

     The Fixed Income Fund will not knowingly invest more than 10% of its net assets, and the other Funds will not knowingly invest more than 15% of their respective net assets, in securities that are illiquid. Illiquid securities would generally include repurchase agreements, interest rate swaps and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's adviser or advisers, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board will carefully monitor any investment by a Fund in these securities.

  Risk Factors Associated with Derivative Instruments

     The Funds may purchase certain "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of different securities, interest or currency exchange rates, or indices. The types of derivative instruments that the Funds may purchase include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations, various floating rate instruments and other types of securities).

     Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     The advisers have determined that the risk features that most distinguish derivatives from other investment instruments (and which heavily influence the market, volatility and leveraging, liquidity, and pricing risks referred to above) can be described generally as "structural risk." Structural risk refers to the contractual features of an investment that can cause its total return to vary with changes in interest rates or other variables. Structural risk is not unique to derivatives, but because derivatives often are created through the intricate division of the cash flows of the underlying security, they can (but do not necessarily) present a high degree of structural risk. Structural risk can arise from variations in coupon levels, principal, and/or average life.

     The advisers have adopted the following internal policies concerning management of the structural risk inherent in derivative instruments on behalf of the Funds. The risk to the Funds due to the use of derivatives will be limited to the principal invested in such instruments. With respect to the GNMA and Intermediate Government Funds, where those Funds engage in short sales "against the box," risk of loss will be limited to the value of the securities "in the box." The advisers will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.

     Fixed Income Fund. The Fund may invest in moderate structural risk derivatives containing features which can modestly or moderately alter the timing and/or amount of principal return and/or amount of income return. This would include, for example, investments that are subject to normal prepayment variances experienced in mortgage pass-through securities. Periodic occurrence of this degree of structural risk would not be expected to materially impact overall Fund returns relative to its investment objective.

     The Fund will not invest in high structural risk derivatives whose duration (and hence return) can vary widely depending on moves in interest rates or other contractual variables. Generally, these are instruments which are deemed to have a high sensitivity to changes in interest rates, which could materially alter the effective duration or coupon and return of the instruments.

     The Fund may invest in mortgage-backed derivative securities, including collateralized mortgage obligations ("CMOs"), provided that they are not identified by the advisers as "high risk securities" by certain quantitative tests that are generally accepted standards in the investment industry.

     Other derivative instruments that are suitable for investment include: asset-backed securities such as those backed by automobile loans or credit card receivables. All such securities, however, must conform to the structural risk standards stated above (i.e. not present high structural risk).

     The advisers do not presently intend to invest in the following types of derivatives on behalf of the Fund:

- exchange rate-related securities

- forward currency exchange contracts

- interest rate swaps

- futures contracts and related options

- structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics

     Total Return Advantage Fund and Enhanced Income Fund. These Funds may invest in derivative instruments having either moderate structural risk or high structural risk characteristics (as described above in the section pertaining to the Fixed Income Fund). There are no policy restrictions on specific types of derivative instruments in which the Funds are permitted to invest. However, structural risk is controlled by adherence to specific overall Fund parameters. The Funds are managed in accordance with a policy goal that constrains the potential variability of overall Fund duration and total return in relation to specified investment performance benchmarks. Fund exposure to derivative instruments having high structural risk characteristics is targeted at a maximum of 5.0% of each Fund's net assets with no individual position greater than 1.0% of each Fund. Variability in total Fund duration caused by these securities is targeted not to exceed 0.1 years in any one calendar year.

     GNMA Fund. The adviser has adopted the following internal policy concerning management of the structural risk inherent in derivative instruments on behalf of the GNMA Fund:

     The adviser does not presently intend to invest in the following types of derivatives on behalf of the GNMA Fund:

- exchange rate-related securities

- forward currency exchange contracts

- structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics

     Intermediate Government Fund. The adviser does not presently intend to invest in the following types of derivatives which are structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics.

  Portfolio Turnover

     Each Fund may engage in short term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making fund changes in anticipation of expected movements in interest rates or fixed income security prices or in order to take advantage of what the Fund's adviser or advisers believe is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Taxes" below) and increased expenses paid by the Fund due to transaction costs.

     Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. Each Fund's annual portfolio turnover is not expected to exceed 100% under normal market conditions. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Risk Factors, Investment Objectives and Policies.")

     No Fund may:

     1. Make loans, except that each Fund may purchase or hold debt instruments, lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

     2. (a) This paragraph applies to the Total Return Advantage, Fixed Income and Enhanced Income Funds. Borrow money or issue senior secu-rities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     (b) This paragraph applies to the GNMA and Intermediate Government Funds. Neither Fund may borrow money or issue senior securities, except that each Fund may borrow from anyone for temporary purposes in amounts not in excess of 5% of the value of its total assets at the time of such borrowing; or the Fund may borrow from a bank for non-temporary purposes, provided that the borrowing does not exceed 33 1/3% of the Fund's net assets. To the extent a bank borrowing exceeds 5% of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities while outstanding borrowings equal or exceed 5% of its total assets. "Asset coverage" means that the Fund would be required to set aside assets valued in an amount that is at least 300% of the amount borrowed.

     3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that

     (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured by such obligations

     (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents

     (c) utilities will be classified according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry

     (d) with respect to the GNMA Fund, there is no limit with respect to securities issued by state and local governments

     4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer [or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer], except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. With respect to the GNMA and Intermediate Government Funds, this investment limitation No. 4 does not apply to repurchase agreements involving securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     Additional investment limitations which are matters of fundamental policy are as follows:

     5. The Fixed Income Fund may invest no more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, non-negotiable time deposits, certificates of participation without corresponding remarketing agreements, and other securities which are not readily marketable.

     6. Neither the Total Return Advantage Fund nor the Enhanced Income Fund may invest more than 15% of the value of its net assets in illiquid securities. See "Illiquid Securities" under "Risk Factors, Investment Objectives and Policies -- Common Investment Policies of the Funds."

     For purposes of investment limitations No. 3 (with respect to the GNMA and Intermediate Government Funds) and 4 (with respect to all Funds), a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation for purposes of the 1940 Act. If the Funds exceed their limitations on the holding of illiquid securities, they will sell illiquid securities as necessary to maintain the required liquidity when the adviser believes that it is in the best interests of the Funds to do so.

     In order to permit the sale of the Funds' shares in certain states, the Trust may make commitments more restrictive than the investment policies and limitations described above. Should the Trust determine that any such commitment is no longer in a Fund's best interests, it will revoke the commitment by terminating sales of the Fund's shares to investors residing in the state involved.

                       YIELD AND PERFORMANCE INFORMATION

     From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's yield and total return data for its Institutional shares and Retail shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares of a Fund over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment.

     The Funds calculate their total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Funds may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Shareholders should note that the yield and total return of Retail shares will be reduced by the amount of shareholder servicing fees that are payable under the Services Plan. See "Shareholder Services Plan."

     Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, respectively, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

     The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, op-erating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.

     Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND(3863).

                               PRICING OF SHARES

     For purposes of pricing purchases and redemption orders, the net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (generally, 4:00 p.m. Eastern Time). Net asset value per share is determined on each business day, except those holidays which the Exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Business Day"). Net asset value per share of a particular class in a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class.

     With respect to each Fund, investments in securities for which market quotations are readily available are valued at their market values determined on the basis of the mean between their current available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities and other assets for which quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of each Fund will fluctuate as the value of its investment fund changes.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     From time to time, the Distributor, at its expense, may offer promotional incentives to dealers. As of the date of this Prospectus, the Distributor intends to offer certain promotional incentives, including trips and monetary awards to NatCity Investments, Inc. and other affiliates of National City.

PURCHASE OF RETAIL SHARES

     Retail shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts.

     Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Funds for such services of up to .10% (on an annualized basis) with respect to the Enhanced Income Fund and .25% (on an annualized basis) with respect to the Total Return Advantage Fund, Fixed Income Fund, GNMA Fund and Intermediate Government Fund of the average daily net asset value of such shares. See "Shareholder Services Plan." To purchase shares, Investors should call 1-800-622-FUND (3863) or visit their local NatCity Investments, Inc. office:

    Cleveland                  1-800-624-6450
    Columbus                   1-800-345-0278
    Dayton                     1-800-755-8723
    Akron                      1-800-229-0295
    Louisville                 1-800-727-5656
    Indianapolis               1-800-826-2868
    Toledo                     1-800-331-8275
    Youngstown                 1-800-742-4098
    Pittsburgh                 1-800-282-1078

     Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

     The minimum investment for the initial purchase of Retail shares in each Fund is $2,500, except for purchases for an IRA or other retirement plan in which event the minimum initial investment is $500. All subsequent investments for Retail shares and IRAs are subject to a minimum investment of $250. Investments made in Retail shares through a monthly savings program described below are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described in "Other Redemption Information." Purchases for an IRA through the monthly savings program will be considered as contributions for the year in which the purchases are made.

     Under a monthly savings program, Investors may add to their investment in the Retail shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an investor's financial institution and invested in additional Retail shares at the Public Offering Price next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Funds or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc., d/b/a 440 Financial) (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

     The Public Offering Price for Retail shares of the Total Return Advantage Fund, Fixed Income Fund, GNMA Fund and Intermediate Government Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, per Fund, which is assessed as follows:

                                                           DEALERS'
                           AS A %          AS A %        REALLOWANCE
                         OF OFFERING       OF NET         AS A % OF
                          PRICE PER      ASSET VALUE       OFFERING
AMOUNT OF TRANSACTION       SHARE         PER SHARE         PRICE
---------------------    -----------     -----------     ------------
Less than $100,000...        3.75            3.90            3.75
$100,000 but less
  than $250,000......        2.75            2.83            2.75
$250,000 but less
  than $500,000......        2.00            2.04            2.00
$500,000 but less
  than $1,000,000....        1.25            1.27            1.25
$1,000,000 or more...        0.00            0.00            0.00

     The Public Offering Price for Retail shares of the Enhanced Income Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account which is assessed as follows:

                                                           DEALERS'
                           AS A %          AS A %        REALLOWANCE
                         OF OFFERING       OF NET         AS A % OF
                          PRICE PER      ASSET VALUE       OFFERING
AMOUNT OF TRANSACTION       SHARE         PER SHARE         PRICE
---------------------    -----------     -----------     ------------
Less than $100,000...        2.75            2.83            2.75
$100,000 but less
  than $250,000......        1.75            1.78            1.75
$250,000 but less
  than $500,000......        1.00            1.01            1.00
$500,000 but less
  than $1,000,000....        0.50            0.50            0.50
$1,000,000 or more...        0.00            0.00            0.00

     Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

     No sales charge will be assessed on purchases of Retail shares made by:

     (a) trustees and officers of the Trust

     (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates

     (c) spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above

     (d) qualified retirement plans purchasing shares through NatCity Investments, Inc.

     (e) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution and subsequent transactions into the same account where affiliates of National City Corporation are serving as a trustee or agent

     (f) investors purchasing Fund shares through a payroll deduction plan

     (g) individuals investing in the Funds by way of an asset allocation program sponsored by financial institutions, although certain account level fees may apply

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

     The applicable sales charge may be reduced on purchases of Retail shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND (3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

  Right of Accumulation

     Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of:

     (a) current purchases

     (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid

     (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990

     (d) Retail shares purchased by dividends or capital gains that are reinvested.

     If, for example, an Investor beneficially owns Retail shares of the Fixed Income Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.75% of the Public Offering Price.

  Letter of Intent

     An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent form may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND (3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased. Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

PURCHASE OF INSTITUTIONAL SHARES

     Institutional shares are sold primarily to Banks, as well as NAM customers, that are large institutions, ("Customers"). Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks or NAM may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in a Fund. There is no minimum investment.

     Customers may purchase Institutional shares through procedures established by the Banks or NAM in connection with the requirements of their Customer accounts. These procedures may include instructions under which a Bank or NAM may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Bank or NAM and the Customer in additional Institutional shares of a Fund. Customers should obtain information relating to the requirements of such accounts from their Banks or NAM.

     If participating in an Asset Diversification Account, Customers may purchase Institutional shares under a monthly savings program. Customers may add to their investment in the Institutional shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through a Customer's financial institution and invested in additional shares at the net asset value per share next determined after an order is received by the Trust. A Customer may apply for participation in a monthly program through the Customer's Bank or NAM by completing an application. The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     It is the responsibility of the Banks and NAM to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks or NAM. Confirmations of share purchases and redemptions will be sent to the Banks and NAM. Beneficial ownership of Institutional shares will be recorded by the Banks or NAM and reflected in the account statements provided by them to their Customers.

     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of the Funds which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any Business Day are priced according to the net asset value per share determined on that day plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern Time) on the third Business Day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES

     Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

     Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks. It is the responsibility of the Banks to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks.

     If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

     A shareholder of record may redeem shares in any amount by sending a written request to the Trust, P.O. Box 5109, Westborough, Massachusetts 01581-5109. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $5,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $5,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

     A shareholder of record also may redeem shares in any amount by calling 1-800-622-FUND(3863) provided the appropriate election was made on the shareholder's account application.

     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or the Trust at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Trust's transfer agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863).

OTHER REDEMPTION INFORMATION

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $1,000 due to redemptions where the shareholder does not increase the amount in the account to at least $1,000 upon 60 days notice.

     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 10 days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

     Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES

     The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of one or more of the Funds (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund, or another investment fund offered by the Trust without the imposition of a sales charge (each a "no load Fund") at the net asset value per share on the date of exchange, provided that such other Retail shares may be legally sold in the state of the shareholder's residence. As a result, no additional sales charge will be incurred with respect to such an exchange. Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund. Shareholders contemplating an exchange should carefully review the Prospectus of the fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., or an Investor's financial institution or by calling 1-800-622-FUND(3863).

     Any Retail shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.

                             DISTRIBUTION AGREEMENT

     Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, each investment fund of the Trust reimburses the Distributor monthly for the direct and indirect expenses incurred by the Distributor in providing such fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of the fund, inclusive of an annual distribution fee of $250,000 payable monthly and accrued daily among the investment funds with respect to which the Distributor is distributing shares.

                           SHAREHOLDER SERVICES PLAN

     The Trust has implemented the Services Plan with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions pursuant to which the institutions render shareholder administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .10% (on an annualized basis) with respect to the Enhanced Income Fund and up to .25% (on an annualized basis) with respect to the Fixed Income Fund, Total Return Advantage Fund, Intermediate Government Fund and GNMA Fund of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Trust on behalf of customers, providing information periodically to customers showing their position in Retail shares, and providing sub-transfer agent services or the information necessary for subaccounting, with respect to Retail shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from the net investment income of the Funds are declared daily and paid monthly. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Funds' net asset values per share by the per share amount thereof.

     Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class or series at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.

     Under the Services Plan, the amount of each Fund's net investment income available for distribution to the holders of Retail shares is reduced by the amount of shareholder servicing fees payable to financial institutions under the Services Plan.

                                     TAXES

     Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund will be taxable as ordinary income to its shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) Since all of each Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations.

     Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

     Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISERS

     National City, National City Columbus and National City Kentucky ("National City Banks") serve as investment advisers to the Fixed Income Fund and NAM serves as the investment adviser to the Total Return Advantage and Enhanced Income Funds. National City serves as investment adviser to the GNMA and Intermediate Government Funds. The National City Banks and NAM are wholly owned subsidiaries of National City Corporation. The National City Banks provide trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. The National City Banks are member banks of the Federal Reserve System and the Federal Deposit Insurance Corporation. NAM is a registered investment adviser providing investment advisory and related services.

     On June 30, 1996, the Trust Departments of National City, National City Columbus and National City Kentucky had approximately $8.7 billion, $1.6 billion and $5.1 billion, respectively, in assets under management, and National City, National City Columbus and National City Kentucky had approximately $16.8 billion, $10.7 billion and $11.9 billion, respectively, in total trust assets. NAM had approximately $6.2 billion in assets under management. The principal offices for each of the investment advisers are as follows:

     National City
     1900 East Ninth Street
     Cleveland, Ohio 44114

     National City Columbus
     155 East Broad Street
     Columbus, Ohio 43251

     National City Kentucky
     National City Tower
     101 South Fifth Street
     Louisville, Kentucky 40202

     NAM
     101 South Fifth Street
     Louisville, Kentucky 40202

     NAM manages the Total Return Advantage and Enhanced Income Funds, makes decisions with respect to and places orders for all purchases and sales of the Funds' securities and maintains the Funds' records relating to such purchases and sales. The Investment Management Group of NAM makes the investment decisions for these Funds. No person is primarily responsible for making recommendations to the Investment Management Group.

     The National City Banks manage the Fixed Income Fund and National City manages the GNMA and Intermediate Government Funds. They make decisions with respect to and place orders for all purchases and sales of the Funds' securities, and maintain the Funds' records relating to such purchases and sales. The Fixed Income Team of National City's Asset Management Group assumed responsibility for the day-to-day management of the Funds as of May 2, 1996, when the shareholders of the Predecessor Funds of the

GNMA and Intermediate Government Funds approved the adviser. Members of the team make decisions for the Funds. No person is primarily responsible for making recommendations. Members of the team are:

- Donald L. Ross, Director of the Fixed Income Team, has been with National City since 1985. He specializes in the overall duration and yield curve decisions.

- Michael E. Santelli, Vice President, joined National City in 1995. Previously, he was associated with Donaldson, Lufkin and Jenrette's Mortgage research department since 1993. He specializes in the mortgage and asset-backed markets.

- Alex L. Vallecillo, Assistant Vice President, joined National City in 1996. He traded corporate structured securities for Merrill Lynch in 1993, and was associated with EDS from September 1990 through July 1992. He specializes in the analysis of the corporate bond sector.

- Stephen P. Carpenter, Vice President, joined National City in 1988. He has more than 21 years of investment experience with expertise in the area of municipal bonds -- taxable as well as tax-free -- and money market instruments.

- Douglas J. Carey, Fixed Income Analyst, joined National City in 1995. Prior to joining National City, Mr. Carey was a graduate assistant for the Economic Department of Miami University from August 1994 through July 1995. He is responsible for the development of econometric models used in economic and interest rate forecasting, as well as fixed income sector relative valuation.

- Marilou C. Hitt, Assistant Vice President, has worked in National City's Funds Management Trading Department since 1984. Her responsibilities include fixed income trading of government and corporate securities as well as short-term taxable and tax-free money market instruments.

- Frederick W. "Ted" Ramsey, Vice President of the Fixed Income Research Team, oversees the Fixed Income Team's credit and research area. His experience includes 25 years in corporate banking and credit administration, including 10 years as senior credit officer. In addition to his responsibilities as head of credit research, Mr. Ramsey serves as credit advisor on new investment opportunities and risk management guidelines.

- Connie R. Chuhaloff joined National City in 1977. She has held investment-related responsibilities since 1988. Ms. Chuhaloff also has a background in both Trust and Branch Operations.

     The investment advisers are entitled to receive advisory fees, computed daily and payable monthly, at the annual rate of .55% of the average daily net assets of each of the Total Return Advantage, Fixed Income, GNMA and Intermediate Government Funds, and at the annual rate of .45% of the average daily net assets of the Enhanced Income Fund. The advisers may from time to time waive all or a portion of their advisory fees to increase the net income of the Funds available for distribution as dividends.

AUTHORITY TO ACT AS INVESTMENT ADVISERS

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The advisers believe that they may perform the services for the Funds contemplated by their Advisory Agreements with the Trust as described in such agreements and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the advisers from continuing to perform services for the Trust. If the advisers were prohibited from providing services to the Funds, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the advisers, or their affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the advisers and their affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

     If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the advisers, or an affiliate of the advisers, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the advisers, or such an affiliate, might offer to provide such services.

ADMINISTRATOR

     PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Funds. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the Funds: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate each Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Funds with respect to all aspects of their administration and operation. PFPC is entitled to receive with respect to each Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of each Fund.

                    DESCRIPTION OF THE TRUST AND ITS SHARES

     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 36 separate classes or series of shares of beneficial interest ("shares"). Ten of these classes or series, which represent interests in the Fixed Income Fund (Class I and Class I -- Special Series 1), Enhanced Income Fund (Class O and Class O -- Special Series 1), Total Return Advantage Fund (Class P and Class P -- Special Series
1), Intermediate Government Fund (Class R and Class R -- Special Series 1) and GNMA Fund (Class S and Class S -- Special Series 1) are described in this Prospectus.

     Class I, Class O, Class P, Class R and Class S shares constitute the Institutional class or series of shares; and Class I -- Special Series 1, Class O -- Special Series 1, Class P -- Special Series 1, Class R -- Special Series 1 and Class S Special Series 1 shares constitute the Retail class or series of shares. The other Funds of the Trust are:

     Money Market Fund
     (Class A and Class A -- Special Series 1)

     Government Fund
     (Class B and Class B -- Special Series 1)

     Treasury Fund
     (Class C and Class C -- Special Series 1)

     Tax Exempt Fund
     (Class D and Class D -- Special Series 1)

     Equity Fund
     (Class H and Class H -- Special Series 1)

     Ohio Tax Exempt Fund
     (Class K and Class K -- Special Series 1)

     National Tax Exempt Fund
     (Class L and Class L -- Special Series 1)

     Equity Income Fund
     (Class M and Class M -- Special Series 1)

     Mid Cap Regional Fund
     (Class N and Class N -- Special Series 1)

     Pennsylvania Tax Exempt Fund
     (Class Q and Class Q -- Special Series 1)

     Pennsylvania Municipal Fund
     (Class T and Class T -- Special Series 1)

     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Services Plan, only the holders of Retail shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning the Services Plan. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.

     As stated previously in the text of this document, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

     As of September 9, 1996, National City, National City Columbus and National City Kentucky held beneficially or of record approximately 13.71%, 22.88% and 8.69%, respectively, of the outstanding Institutional shares of the Fixed Income Fund; National City and National City Kentucky held beneficially or of record approximately 5.74% and 56.59%, respectively, of the outstanding Institutional shares of the Enhanced Income Fund; and National City, National City Columbus and National City Kentucky held beneficially or of record approximately 19.54%, 3.56% and 70.32%, respectively, of the outstanding Institutional shares of the Total Return Advantage Fund. Neither National City, National City Columbus, nor National City Kentucky has any economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.

                          CUSTODIAN AND TRANSFER AGENT

     National City Bank serves as the custodian of the Trust's assets. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp., serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P. O. Box 5109, Westborough, Massachusetts 01581-5109. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

     Except as noted below, the Trust's advisers bear all expenses in connection with the performance of their services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the Distribution Plan; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities. Under the Services Plan, the Retail shares in the Funds also bear the expense of shareholder servicing fees.

                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

     Pursuant to Rule 17f-2, as National City Bank serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

                                     NOTES

                                     NOTES

[LOGO]                                         BULK RATE
ARMADA                                        U.S. POSTAGE
     FUNDS                                        PAID
                                               BOSTON, MA
4400 Computer Drive                         PERMIT NO. 54201
Westborough, MA 01581





ARMADA FUNDS

INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114

National City Bank of Columbus
155 East Broad Street
Columbus, Ohio 43251

National City Bank of Kentucky
101 South Fifth Street
Louisville, Kentucky 40202

National Asset
Management Corporation
101 South Fifth Street
Louisville, Kentucky 40202



NC-057 (9/96)

           |
           |
           |
           |
           |
           |
           |
           |
           - - - - - - - - - - - - - - - - ->
                                                  ARMADA

                                                  FUNDS

                                                  TAX
           PROSPECTUS
                                                  EXEMPT
           September 30, 1996
                                                  SERIES

           ARMADA OHIO TAX EXEMPT FUND

           ARMADA PENNSYLVANIA MUNICIPAL FUND




                                                  [LOGO]
                                                  ARMADA
                                                     FUNDS

                                                  Financial Power Close at Hand

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Expense Table.............................................................................   2
Financial Highlights......................................................................   4
Introduction..............................................................................   6
Risk Factors, Investment Objectives and Policies..........................................   6
Investment Limitations....................................................................  12
Yield and Performance Information.........................................................  14
Pricing of Shares.........................................................................  15
How to Purchase and Redeem Shares.........................................................  15
Distribution Agreement....................................................................  20
Shareholder Services Plan.................................................................  21
Dividends and Distributions...............................................................  21
Taxes.....................................................................................  21
Management of the Trust...................................................................  23
Description of the Trust and its Shares...................................................  26
Custodian and Transfer Agent..............................................................  27
Expenses..................................................................................  28
Miscellaneous.............................................................................  28

- SHARES OF THE ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK; NATIONAL CITY BANK OF COLUMBUS; NATIONAL CITY BANK OF KENTUCKY; NATIONAL ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES OR ANY BANK.
- SHARES OF THE ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN THE ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

National City Bank and certain of its affiliates serves as investment advisers to Armada Funds for which they receive an investment advisory fee. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------

4400 Computer Drive                   If you purchased your shares through NatCity Investments,
Westborough, Massachusetts 01581      Inc. (formerly National City Investments Corporation),
                                      please call your Investment Consultant for information.
                                      For current performance, fund information, account
                                      redemption information, and to purchase shares, please call
                                      1-800-622-FUND(3863).

     This Prospectus describes shares in the following two investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

--------------------------------------------------------------------------------
     OHIO TAX EXEMPT FUND'S investment objective is to provide as high a level of interest income exempt from federal income tax and, to the extent possible, from Ohio income tax, as is consistent with conservation of capital. The Fund normally invests in tax-exempt obligations having average remaining maturities of two to ten years.

     PENNSYLVANIA MUNICIPAL FUND'S investment objective is to provide current income exempt from both regular federal income and Pennsylvania personal income taxes while preserving capital. The Fund invests primarily in investment grade debt obligations issued by or on behalf of the Commonwealth of Pennsylvania.
--------------------------------------------------------------------------------

     Each Fund's net asset value per share will fluctuate as the value of its assets changes in response to changing market prices and other factors.

     National City Bank ("National City"), National City Bank of Columbus ("National City Columbus") and National City Bank of Kentucky ("National City Kentucky") serve as investment advisers to the Ohio Tax Exempt Fund; National City serves as investment adviser to the Pennsylvania Municipal Fund. These investment advisers are referred to herein individually as an "adviser" and collectively as the "advisers." Weiss, Peck & Greer, L.L.C. ("sub-adviser") serves as investment sub-adviser to the Pennsylvania Municipal Fund.

     440 Financial Distributors, Inc., a wholly-owned subsidiary of First Data Corp. (the "Distributor"), serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, NATIONAL CITY BANK OF COLUMBUS, NATIONAL CITY BANK OF KENTUCKY, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               September 30, 1996

     The classes which represent interests in the Funds are described in this Prospectus. Class K and Class T shares constitute the Institutional class of shares (herein referred to as the "Institutional shares") of the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund, respectively. Class K -- Special Series 1 and Class T -- Special Series 1 shares constitute the Retail class of shares (herein referred to as the "Retail shares") of the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund, respectively.

     Institutional shares are sold primarily to banks and customers of National Asset Management Corporation ("NAM") that are large institutions. Retail shares are sold to the public primarily through financial institutions such as banks, brokers and dealers.

                                 EXPENSE TABLE

                                                        OHIO           OHIO        PENNSYLVANIA     PENNSYLVANIA
                                                     TAX EXEMPT     TAX EXEMPT      MUNICIPAL        MUNICIPAL
                                                       RETAIL       INSTITUTIONAL     RETAIL        INSTITUTIONAL
                                                      SHARES1         SHARES         SHARES1           SHARES
                                                     ----------     ----------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge
  Imposed on Purchases...........................        3.00%          None            3.00%            None
Sales Charge Imposed on Reinvested Dividends.....        None           None            None             None
Deferred Sales Charge............................        None           None            None             None
Redemption Fee...................................        None           None            None             None
Exchange Fee.....................................        None           None            None             None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees (after fee waivers)2...........           0%             0%            .54%             .54%
  12b-1 Fees (after fee waivers)2,3..............         .05%           .05%            .01%             .01%
  Other Expenses.................................         .31%           .21%            .39%             .29%
                                                         ----           ----            ----             ----
       TOTAL FUND OPERATING EXPENSES
          (after fee waivers)2...................         .36%           .26%            .94%             .84%
                                                         ====           ====            ====             ====

---------------

1 The Trust has implemented a Shareholder Services Plan (the "Services Plan") with respect to Retail shares in the Pennsylvania Municipal Fund, and in the future, may implement the Services Plan with respect to Retail shares of the Ohio Tax Exempt Fund. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions pursuant under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .10% (on an annualized basis) of the net asset value of such shares. For further information concerning the Services Plan, see "Shareholder Services Plan."

2 The expense information in the table relating to each Fund has been restated to reflect current fees. During the current fiscal year the advisers intend to waive their entire fee of .55% of the Ohio Tax Exempt Fund's average daily net assets and .01% of the Pennsylvania Municipal Fund's average daily net assets. Without such fee waivers, the Total Fund Operating Expenses would be .91% and .81% and .95% and .85% for the Retail and Institutional shares of the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund, respectively. Additionally, waivers of the 12b-1 fees are expected to be in effect during the current fiscal year. If the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be .96% and .86% and 1.04% and .94% for the Retail and Institutional shares of the Ohio Tax Exempt Fund and Pennsylvania Municipal Fund, respectively.

3 The Funds have in effect 12b-1 Plans pursuant to which each Fund may bear fees in an amount of up to .10% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's Service and Distribution Plan ("Distribution Plan") and Services Plan to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.
---------------

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods (the Fund does not charge a redemption fee):

                                                              1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                                           ------------     ------------     ------------     ------------
Ohio Tax Exempt Fund Retail Shares.....................        $ 34             $ 41             $ 45             $ 74
Ohio Tax Exempt Fund Institutional Shares..............        $  3             $  8             $ 15             $ 33
Pennsylvania Municipal Fund Retail Shares..............        $ 39             $ 59             $ 80             $142
Pennsylvania Municipal Fund Institutional Shares.......        $  9             $ 27             $ 47             $104

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution Agreement" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Funds. Any fees that are charged by affiliates of the advisers or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                              OHIO TAX EXEMPT FUND
    The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose reports are incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information. Additional information about the performance of the Ohio Tax Exempt Fund is contained in the Trust's Annual Report to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                  YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                    MAY 31,         MAY 31,          MAY 31,         MAY 31,          MAY 31,         MAY 31,
                                     1996             1996            1995             1995            1994             1994
                                 INSTITUTIONAL       RETAIL       INSTITUTIONAL       RETAIL       INSTITUTIONAL       RETAIL
                                 -------------     ----------     -------------     ----------     -------------     ----------
Net Asset Value, Beginning of
 Period......................       $ 10.74         $  10.70         $ 10.57         $  10.53         $ 10.84         $  10.80
                                   --------         --------        --------         --------        --------         --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......           .50              .50             .50              .50             .52              .52
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized)...............          (.04)            (.04)            .17              .17            (.26)            (.26)
                                   --------         --------        --------         --------        --------         --------
   Total from Investment
     Operations..............           .46              .46             .67              .67             .26              .26
                                   --------         --------        --------         --------        --------         --------
LESS DISTRIBUTIONS
 Dividends from Net
   Investment Income.........          (.50)            (.50)           (.50)            (.50)           (.52)            (.52)
 Dividends in Excess of Net
   Investment Income.........          (.00)            (.00)           (.00)            (.00)           (.00)            (.00)
 Dividends in Excess of Net
   Realized Capital Gains....          (.00)            (.00)           (.00)            (.00)           (.01)            (.01)
                                   --------         --------        --------         --------        --------         --------
 Total Distributions.........          (.50)            (.50)           (.50)            (.50)           (.53)            (.53)
                                   --------         --------        --------         --------        --------         --------
Net Asset Value, End of
 Period......................       $ 10.70         $  10.66         $ 10.74         $  10.70         $ 10.57         $  10.53
                                   ========         ========        ========         ========        ========         ========
TOTAL RETURN.................          4.36%            4.35%4          6.61%            6.64%4          2.28%            2.29%4
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)....................       $82,886         $  2,869         $71,996         $  3,168         $63,133         $  2,725
 Ratio of Expenses to Average
   Net Assets (after fee
   waivers)..................           .26%5            .26%6           .24%5            .24%6           .33%5            .33%6
 Ratio of Net Investment
   Income to Average Net
   Assets (after fee
   waivers)..................          4.68%5           4.68%6          4.82%5           4.82%6          4.54%5           4.54%6
 Portfolio Turnover Rate.....            10%              10%              3%               3%              2%               2%

                                YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                  MAY 31,         MAY 31,          MAY 31,         MAY 31,       YEAR ENDED     PERIOD ENDED
                                   1993             1993            1992             1992         MAY 31,         MAY 31,
                               INSTITUTIONAL       RETAIL       INSTITUTIONAL     RETAIL(2)         1991          1990(1)
                               -------------     ----------     -------------     ----------     ----------     ------------
Net Asset Value, Beginning of
 Period......................     $ 10.33         $  10.30         $ 10.14         $  10.14       $   9.93        $  10.00
                                 --------         --------        --------         --------       --------        --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......         .51              .51             .19              .46            .50             .13
 Net Gains (Losses) on
   Securities (Realized and
   Unrealized)...............         .56              .54             .15              .16            .22            (.11)
                                 --------         --------        --------         --------       --------        --------
   Total from Investment
     Operations..............        1.07             1.05             .34              .62            .72             .02
                                 --------         --------        --------         --------       --------        --------
LESS DISTRIBUTIONS
 Dividends from Net
   Investment Income.........        (.51)            (.51)           (.15)            (.46)          (.50)           (.09)
 Dividends in Excess of Net
   Investment Income.........        (.05)            (.04)           (.00)            (.00)          (.01)           (.00)
 Dividends in Excess of Net
   Realized Capital Gains....        (.00)            (.00)           (.00)            (.00)          (.00)           (.00)
                                 --------         --------        --------         --------       --------        --------
 Total Distributions.........        (.56)            (.55)           (.15)            (.46)          (.51)           (.09)
                                 --------         --------        --------         --------       --------        --------
Net Asset Value, End of
 Period......................     $ 10.84         $  10.80         $ 10.33         $  10.30       $  10.14        $   9.93
                                 ========         ========        ========         ========       ========        ========
TOTAL RETURN.................       10.36%           10.27%4          8.23%            6.22%3,4       7.40%           0.50%3
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
   (000s)....................     $40,080         $  1,466         $10,453         $    437       $    246        $    582
 Ratio of Expenses to Average
   Net Assets (after fee
   waivers)..................         .09%5            .09%6           .73%5            .93%3,6       1.25%5          1.20%3,5
 Ratio of Net Investment
   Income to Average Net
   Assets (after fee
   waivers)..................        5.00%5           5.00%6          4.56%5           4.49%3,6       4.89%5          3.82%3,5
 Portfolio Turnover Rate.....          11%              11%              1%               1%            25%              0%

1 The Fund commenced operations on January 5, 1990.

2 Retail class commenced operations on April 15, 1991.

3 Annualized.

4 Total Return excludes sales load.

5 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .83% and 4.11% and .80% and 4.26%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the years ended May 31, 1994, 1993, 1992, 1991 and for the period ended 1990 would have been .88% and 3.99%, .64% and 4.45%, 1.28% and 4.01%,
  1.80% and 4.34% and 1.75% and 3.72%, respectively.

6 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .83% and 4.11% and .78% and 4.27%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the years ended May 31, 1994, 1993 and for the period ended May 31, 1992 would have been .88% and 3.99%, .64% and 4.45%, and 1.48% and 3.94%, respectively.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                    PREDECESSOR PENNSYLVANIA MUNICIPAL FUND

     The Fund commenced operations on August 10, 1994 as a separate investment portfolio (the "Predecessor Pennsylvania Municipal Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Pennsylvania Municipal Fund offered and sold Retail Shares that were similar to the Fund's Retail Shares.

     The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Fund's Retail Shares (the series that is similar to the Retail Shares of the Pennsylvania Municipal Fund) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Pennsylvania Municipal Fund was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Pennsylvania Municipal Fund's operations from May 1, 1996 through May 31, 1996 is being presented. The information was audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Fund, whose reports thereon are contained in Inventor Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Pennsylvania Municipal Fund. Additional information about the performance of the Predecessor Pennsylvania Municipal Fund is contained in Inventor Funds' Annual Reports to Shareholders, which may be obtained without charge by contacting the Trust at its telephone number or address provided on page 1.

                                                            PERIOD OF
                                                           MAY 1, 1996      YEAR ENDED     PERIOD ENDED
                                                             THROUGH        APRIL 30,       APRIL 30,
                                                           MAY 31, 1996        1996           19951
                                                           ------------     ----------     ------------
Net Asset Value, Beginning of Period.....................    $  10.12        $  10.04        $  10.00
                                                              -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................................        (.04)            .43             .29
  Net Realized and Unrealized Gains (Losses) on
     Securities..........................................        (.04)            .08             .04
                                                              -------         -------         -------
  Total from Investment Operations.......................        (.08)            .51             .33
                                                              -------         -------         -------
LESS DISTRIBUTIONS
  Distributions from Net Investment Income...............        (.04)           (.43)           (.29)
  Distributions from Realized Capital Gains..............        (.00)           (.00)           (.00)
                                                              -------         -------         -------
     Total Distributions.................................        (.04)           (.43)           (.29)
                                                              -------         -------         -------
Net Asset Value, End of Period...........................    $  10.08        $  10.12        $  10.04
                                                              =======         =======         =======
TOTAL RETURN2............................................       (0.03)%3         5.06%           3.38%3
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)........................    $ 38,733        $ 38,809        $ 34,638
  Ratio of Expenses to Average Net Assets
     (after fee waivers)4................................         .85%5           .85%            .85%5
  Ratio of Net Investment Income to Average
     Net Assets (after fee waivers)4.....................        4.32%5          4.16%           4.05%5
  Portfolio Turnover Rate................................           0%             22%              4%

---------------

1 The Fund commenced operations on August 10, 1994. The Fund did not offer
  Institutional shares during the period covered by the Financial Highlights.

2 Total return does not reflect the sales charge.

3 Not annualized.

4 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the period ended May 31, 1996, the year ended April 30, 1996 and for the period ended April 30, 1995 would have been 1.31% and 3.86%, 1.24% and 3.77%, and 1.36% and
  3.54%, respectively.

5 Annualized.

                                  INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies, as described below under "Risk Factors, Investment Objective and Policies." Under the 1940 Act, each Fund is classified as a non-diversified investment fund.

     Shares of the Funds have been classified into two separate classes -- Retail shares and Institutional shares. Retail shares and Institutional shares represent equal pro rata interests in the Funds except that, as described more fully below under "Shareholder Services Plan," the Trust may implement the Services Plan with respect to the Retail shares of the Funds. As of the date of this Prospectus, the Trust has not implemented the Services Plan with respect to the Retail shares of the Ohio Tax Exempt Fund. Under the Services Plan, only the beneficial owners of Retail shares would bear the expenses of shareholder administrative services which are provided by financial institutions for their benefit (not to exceed .10% annually). See "Shareholder Services Plan," "Dividends and Distributions" and "Description of the Trust and Its Shares" for a description of the impact that the Services Plan may have on holders of Retail shares.

                RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES

     The Trust uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. The investments and investment techniques utilized by the Funds are described below. Prior to making an investment decision, an investor should consider which Fund best meets an investor's investment objectives and review carefully the risks involved in Fund investments described below.

     The investment objective of a Fund may not be changed without the vote of the holders of a majority of its outstanding shares (as defined in "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies, however, may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective.

OHIO TAX EXEMPT FUND

     The investment objective of the Ohio Tax Exempt Fund is to provide as high a level of interest income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified fund of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities").

     Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). In addition, under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Municipal Securities of the State of Ohio and its political subdivisions, as well as of certain other governmental issuers in Ohio ("Ohio Bonds"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Bonds will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Taxes." The Fund may hold uninvested cash reserves, pending investment, during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods; however, uninvested cash reserves will not earn income. See "Other Investment Policies."

     Although the Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Fund anticipates that Municipal Securities it acquires will normally have average remaining maturities of two to ten years.

PENNSYLVANIA MUNICIPAL FUND

     The investment objective of the Pennsylvania Municipal Fund is to provide current income exempt from both regular federal income and Pennsylvania personal income tax while preserving capital. The Fund seeks to achieve its objective by investing primarily in investment grade Pennsylvania Municipal Securities. Pennsylvania Municipal Securities are debt obligations and municipal lease obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities. ("Pennsylvania Municipal Securities").

     Under normal market conditions, the Fund will be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). The Fund may invest up to 10% of its assets in Pennsylvania Municipal Securities the interest on which is a preference item for purposes of the alternative minimum tax.

     For temporary defensive or liquidity purposes when, in the opinion of the sub-adviser, Pennsylvania Municipal Securities of sufficient quality are not readily available, the Fund may invest up to 100% of its assets in securities which pay interest exempt only from federal income taxes and in taxable securities. Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Taxes."

     The Fund may hold uninvested cash reserves, pending investment, during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods; however, uninvested cash reserves will not earn income. See "Other Investment Policies." The Fund may invest in variable and floating rate obligations, may purchase zero coupon bonds and securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments and repurchase agreements.

     Although the Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Fund anticipates that it will maintain a dollar-weighted average portfolio maturity of seven years or less. Each security purchased by the Fund will have a maximum maturity of fifteen years.

SPECIAL RISK CONSIDERATIONS

     Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

  Ohio Tax Exempt Fund

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last five years, the State rates were below the national rates (4.8% versus 5.6% in 1995).

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Bonds held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Bonds. A more detailed summary of the more significant events and conditions affecting the financial situation in Ohio is contained in the Statement of Additional Information.

     Although the Fund may invest 25% or more of its net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, and may invest up to 20% of its total assets in private activity bonds when added together with any taxable investments held by the Fund, it does not presently intend to do so unless in the opinion of its advisers the investment is warranted. To the extent that the Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

  Pennsylvania Municipal Fund

     Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth of Pennsylvania or its municipalities, and could adversely affect the market value of the securities in the Fund or the ability of the respective obligors to make payments of interest and principal due on the obligations held by the Fund. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth of Pennsylvania and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession in the early 1990s affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

OTHER INVESTMENT POLICIES

  Types of Municipal Securities

     The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or "special obligation" securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific excise tax or other specific revenue source such as the user of the facility being financed. "Private activity" bonds are revenue securities normally issued by industrial development authorities to finance privately-owned facilities and are backed by private entities. Any private activity bonds (including industrial development bonds) held by the Funds are not payable from revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate or other user of the facility involved. Private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. See "Taxes."

     Each Fund may also invest in "moral obligation" bonds, which are ordinarily issued by special purpose public authorities in states other than Ohio. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The Pennsylvania Municipal Fund may also purchase municipal leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

     Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

     The Pennsylvania Municipal Fund may also invest in unsecured short-term promissory notes issued by municipalities and other entities.

  Ratings Criteria

     Each Fund invests in Municipal Securities which at the time of purchase are rated the following or higher:

     (i) Ohio Tax Exempt Fund -- "A" by Standard and Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA, Inc. ("IBCA"), or Moody's Investors Service, Inc. ("Moody's") in the case of bonds; "SP-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, "A2" by IBCA, or "MIG-2" ("VMIG-2" for variable rate demand notes) by Moody's in the case of notes; or "A-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, "A2" by IBCA, or "Prime-2" by Moody's in the case of tax-exempt commercial paper

     (ii) Pennsylvania Municipal Fund -- "BBB" by S&P or Fitch, "Baa" by Moody's, or "A" by Duff in the case of bonds; "SP-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, or "MIG-2" ("VMIG-2" for variable rate demand notes) by Moody's in the case of notes; or "A-2" by S&P, "F-2" by Fitch, "Duff 2" by Duff, Baa or "Prime-2" by Moody's in the case of tax-exempt commercial paper.

     Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' advisers and, in the case of the Pennsylvania Municipal Fund, sub-adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by the Funds is reduced below the respective Fund's rating requirements, the Funds will sell the obligation when the advisers and, in the case of the Pennsylvania Municipal Fund, sub-adviser believe that it is in the best interests of the Funds to do so. The applicable ratings are more fully described in the Appendix to the Statement of Additional Information.

  Stand-by Commitments

     Each Fund may acquire stand-by commitments with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Funds must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by each Fund's advisers and, in the case of the Pennsylvania Municipal Fund, sub-adviser. Each Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

  Variable and Floating Rate Obligations

     Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Funds' advisers, or sub-adviser in the case of the Pennsylvania Municipal Fund. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Funds might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

  Certificates of Participation

     Each Fund may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which a Fund invests will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

     Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, as is the case with Ohio entities, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

     To alleviate potential liquidity problems with respect to these investments, the Funds may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by a Fund and upon certain conditions (such as a Fund's payment of a fee). Investments in certificates of participation will not exceed 5% of the Ohio Tax Exempt Fund's net assets.

  When-Issued Securities

     Each Fund may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when delivery takes place. The Funds expect that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, the Funds rely on the seller to complete the transaction; its failure to do so may cause a Fund to miss a price or yield considered to be attractive. For further information, see "Risk Factors, Investment Objectives, and Policies" in the Statement of Additional Information.

  Securities of Other Investment Companies

     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Funds may invest in securities issued by other investment companies (including other investment companies advised by the advisers) which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

  Illiquid Securities

     The Ohio Tax Exempt Fund and the Pennsylvania Municipal Fund will not knowingly invest more than 10% and 15% of the value of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and guaranteed investment contracts with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     The Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Funds' advisers, or sub-adviser in the case of the Pennsylvania Municipal Fund, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board will carefully monitor any investment by the Funds in these securities.

  Taxable Money Market Instruments

     Each Fund may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch, Duff, IBCA or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations. Under normal market conditions, Taxable Money Market Instruments will not exceed 20% of the total assets of the Ohio Tax Exempt Fund. See "Risk Factors, Investment Objectives and Policies -- Taxable Money Market Instruments" in the Statement of Additional Information for further information on these instruments.

  Zero Coupon Obligations

     Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The advisers, or sub-adviser in the case of the Pennsylvania Municipal Fund, will consider the liquidity needs of the Funds when any investment in zero coupon obligations is made.

  Repurchase Agreements

     The Pennsylvania Municipal Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Fund may enter into repurchase agreements only with financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the sub-adviser, pursuant to guidelines approved by the Trust's Board of Trustees. The Fund is not permitted to enter into repurchase agreements with the adviser, sub-adviser, Distributor, or any of their affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Fund presently intends to enter only into repurchase agreements which terminate within seven days after notice by the Fund. If the Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% of the Fund's net assets.

     The seller under a repurchase agreement will be required to maintain the value of the securities which the Fund holds subject to the agreement at not less than the repurchase price, marked to market daily, by providing additional securities or other collateral to the Fund if necessary. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Further, it is uncertain whether the Trust would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Risk Factors, Investment Objectives and Policies.")

     Neither Fund may:

     1. Make loans, except that each Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies; and the Ohio Tax Exempt Fund may lend portfolio securities.

     2. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, immediately after and as a result of such purchase, (i) more than 5% of the value of its total assets would be invested in such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund, except that up to 50% of the value of its total assets may be invested without regard to these 5% and 10% limitations, respectively, provided that no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer.

     3. Purchase any securities (except securities issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions) which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

     For purposes of investment limitation Nos. 2 and 3, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

     The Ohio Tax Exempt Fund may not:

     a. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, non-negotiable time deposits, certificates of participation without corresponding remarketing agreements, and other securities which are not readily marketable.

     b. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Borrowings are intended solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and not for leverage purposes. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     The Pennsylvania Municipal Fund may not borrow money or issue senior securities, except that the Fund may borrow from anyone for temporary purposes in amounts not in excess of 5% of the value of its total assets at the time of such borrowing; or the Fund may borrow from a bank for non-temporary purposes, provided that the borrowing does not exceed 33-1/3% of the Fund's net assets. To the extent that a bank borrowing exceeds 5% of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities while outstanding borrowings equal or exceed 5% of the Fund's total assets.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation for purposes of the 1940 Act. If either Fund exceeds the limitation on the holding of illiquid securities it will sell illiquid securities as necessary to maintain the required liquidity when the advisers and, in the case of the Pennsylvania Municipal Fund, sub-adviser believe that it is in the best interests of the Fund to do so.

     In order to permit the sale of each Fund's shares in certain states, the Trust may make commitments more restrictive than the investment policies and limitations described above. Should the Trust determine that any such commitment is no longer in a Fund's best interests, it will revoke the commitment by terminating sales of such Fund's shares to investors residing in the state involved.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither Fund nor its advisers, or sub-adviser in the case of the Pennsylvania Municipal Fund, will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                       YIELD AND PERFORMANCE INFORMATION

     From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's yield and total return data for its Institutional shares and Retail shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares over a 30-day period identified in the advertisement. This income is then "annualized." The amount of income generated by an investment during a 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually; the annualized income is then shown as a percentage of the investment. Each Fund's "tax-equivalent" yield for a class of shares, which shows the level of taxable yield necessary to produce an after-tax equivalent to a Fund's tax-free yield for that class, may also be quoted from time to time. It is calculated by increasing the yield (calculated as above) for a class of shares by the amount necessary to reflect the payment of federal and Ohio or Pennsylvania income tax at stated tax rates. A Fund's tax-equivalent yield for a class of shares will always be higher than its yield.

     Each Fund calculates its total returns for each class of shares on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. Each Fund may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Shareholders should note that the yield and total return on Retail shares will be reduced by the amount of shareholder servicing fees that are payable under the Services Plan. See "Shareholder Services Plan."

     Investors may compare the performance of each class of shares of each Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

     The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on his investment in a Fund.

     Further information about the performance of each Fund is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND(3863).

                               PRICING OF SHARES

     For purposes of pricing purchase and redemption orders, the net asset value per share of each Fund is calculated as of the close of the New York Stock Exchange (the "Exchange") (generally, 4:00 p.m., Eastern Time). Net asset value per share is determined on each business day, except those holidays which the Exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Business Day"). Net asset value per share of a particular class in each Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class.

     With respect to each Fund, investments in securities for which market quotations are readily available are valued at their market values determined on the basis of the mean between their current available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Securities and other assets for which quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of each Fund will fluctuate as the value of its investment fund changes.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     From time to time, the Distributor, at its expense, may offer promotional incentives to dealers. As of the date of this Prospectus, the Distributor intends to offer certain promotional incentives, including trips and monetary awards, to NatCity Investments, Inc. and other affiliates of National City.

PURCHASE OF RETAIL SHARES

     Retail shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts.

     Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Funds for such services of up to .10% (on an annualized basis) of the average daily net asset value of such shares. See "Shareholder Services Plan." To purchase shares, Investors should call

1-800-622-FUND(3863) or visit their local NatCity Investments, Inc. office:

    Cleveland                 1-800-624-6450
    Columbus                  1-800-345-0278
    Dayton                    1-800-755-8723
    Akron                     1-800-229-0295
    Louisville                1-800-727-5656
    Indianapolis              1-800-826-2868
    Toledo                    1-800-331-8275
    Youngstown                1-800-742-4098
    Pittsburgh                1-800-282-1078

     The minimum investment is $2,500 for the initial purchase of Retail shares in a Fund. All subsequent investments for Retail shares are subject to a minimum investment of $250. Investments made in Retail shares of the Fund through a monthly savings program described below are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described in "Other Redemption Information" below.

     Under a monthly savings program, Investors may add to their investment in Retail shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an investor's financial institution and invested in additional Retail shares at the Public Offering Price next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Funds, or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc., d/b/a 440 Financial) (the "Transfer Agent"), on a timely basis.

     The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

     The Public Offering Price for Retail shares of each Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, which is assessed as follows:

                                                           DEALERS'
                           AS A %          AS A %        REALLOWANCE
                         OF OFFERING       OF NET         AS A % OF
                          PRICE PER      ASSET VALUE       OFFERING
AMOUNT OF TRANSACTION       SHARE         PER SHARE         PRICE
---------------------    -----------     -----------     ------------
Less than $100,000...        3.00            3.09            3.00
$100,000 but less
  than $250,000......        2.00            2.04            2.00
$250,000 but less
  than $500,000......        1.50            1.52            1.50
$500,000 but less
  than $1,000,000....        1.00            1.01            1.00
$1,000,000 or more...        0.00            0.00            0.00

     Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

     No sales charge will be assessed on purchases of Retail shares made by:

     (a) trustees and officers of the Trust

     (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates

     (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above

     (d) qualified retirement plans purchasing shares through NatCity Investments, Inc.

     (e) individuals investing in a Fund by way of a direct transfer or a rollover from a qualified plan distribution and subsequent transactions into the same account where affiliates of National City Corporation are serving as a trustee or agent

     (f) investors purchasing Fund shares through a payroll deduction plan

     (g) individuals investing in a Fund by way of an asset allocation program sponsored by financial institutions, although certain account level fees may apply

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

     The applicable sales charge may be reduced on purchases of Retail shares of each Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND (3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

  Right of Accumulation

     Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of

     (a) current purchases

     (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid

     (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990

     (d) Retail shares purchased by dividends or capital gains that are reinvested

     If, for example, an Investor beneficially owns Retail shares of a Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of that Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.0% of the Public Offering Price.

  Letter of Intent

     An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent form may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND (3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased. Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

PURCHASE OF INSTITUTIONAL SHARES

     Institutional shares are sold primarily to Banks, as well as NAM customers, that are large institutions, ("Customers"). Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks or NAM may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in a Fund. There is no minimum investment.

     Customers may purchase Institutional shares through procedures established by the Banks or NAM in connection with the requirements of their Customer accounts. These procedures may include instructions under which a Bank or NAM may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Bank or NAM and the Customer in additional Institutional shares of a Fund. Customers should obtain information relating to the requirements of such accounts from their Banks or NAM.

     If participating in an Asset Diversification Account, Customers may purchase Institutional shares under a monthly savings program. Customers may add to their investment in the Institutional shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through a Customer's financial institution and invested in additional shares at the net asset value per share next determined after an order is received by the Trust. A Customer may apply for participation in a monthly program through a financial institution, such as banks or brokers, by completing an authorization form. The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

     It is the responsibility of the Banks and NAM to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks or NAM. Confirmations of share purchases and redemptions will be sent to the Banks and NAM. Beneficial ownership of Institutional shares will be recorded by the Banks or NAM and reflected in the account statements provided by them to their Customers.

     The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

     Purchase orders for shares of a Fund which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any Business Day are priced according to the net asset value per share determined on that day plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern Time) on the third Business Day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES

     Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

     Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks. It is the responsibility of the Banks to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although Banks may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks.

     If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

     A shareholder of record may redeem shares in any amount by sending a written request to the Trust, P.O. Box 5109, Westborough, Massachusetts 01581-5109. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $5,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $5,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

     A shareholder of record also may redeem shares in any amount by calling 1-800-622-FUND (3863) provided the appropriate election was made on the shareholder's account application.

     During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or the Trust at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

     The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Trust's transfer agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863).

OTHER REDEMPTION INFORMATION

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $1,000 due to redemptions where the shareholder does not increase the amount in the account to at least $1,000 upon 60 days notice.

     If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 10 days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

     Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES

     The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of one or more of the Funds (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund, or another investment fund offered by the Trust without the imposition of a sales charge (a "no load Fund") at the net asset value per share on the date of exchange, provided that such other Retail shares may be legally sold in the state of the shareholder's residence. As a result, no additional sales charge will be incurred with respect to such an exchange. Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge. In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund. Shareholders contemplating an exchange should carefully review the Prospectus of the Fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800-622-FUND(3863).

     Any Retail shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.

                             DISTRIBUTION AGREEMENT

     Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, each investment fund of the Trust reimburses the Distributor monthly for the direct and indirect expenses incurred by the Distributor in providing such fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of the fund, inclusive of an annual distribution fee of $250,000 payable monthly and accrued daily among the investment funds with respect to which the Distributor is distributing shares.

                           SHAREHOLDER SERVICES PLAN

     The Trust has implemented the Services Plan with respect to Retail shares in the Pennsylvania Municipal Fund. Pursuant to the Services Plan, the Trust will enter into shareholder servicing agreements with certain financial institutions pursuant to which the institutions render shareholder administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .10% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Fund on behalf of customers, providing information periodically to customers showing their position in Retail shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services, with respect to Retail shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from the net investment income of the Funds are declared daily and paid monthly. With respect to each Fund, net income for dividend purposes consists of dividends, distributions and other income on the Fund's assets, less the accrued expenses of the Fund. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Funds' net asset values per share by the per share amount thereof.

     Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class or series at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.

     Under the Services Plan, the amount of each Fund's net investment income available for distribution to the holders of Retail shares may be reduced by the amount of shareholder servicing fees payable to financial institutions under the Services Plan.

                                     TAXES

FEDERAL TAXES

     Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for federal income tax to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income, if any, for such year. Each Fund intends to distribute substantially all of its net tax-exempt income (such distributions are known as "exempt-interest dividends") and investment company taxable income, if any, each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes." In general, the Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. To the extent, if any, dividends paid to shareholders are derived from taxable income or from net long-term capital gains, such dividends will not be exempt from federal income tax and may also be subject to state and local taxes. The Funds do not intend to earn any investment company taxable income or net long-term capital gains. None of their distributions are expected to be eligible for the dividends received deduction for corporations.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     If the Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Funds that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax applicable to individuals and corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of shares of the Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received an exempt-interest dividend, then any loss the shareholder might realize on the sale of those shares will be disallowed to the extent of the earlier exempt-interest dividend. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

     Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

STATE AND LOCAL TAXES

  Ohio Taxes

     Under current Ohio law, individuals and estates that are subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Tax Exempt Fund ("Distributions") to the extent that the Distributions are properly attributable to interest on obligations of the State of Ohio or its political subdivisions ("Ohio Obligations") or obligations issued by the United States Government, its agencies, instrumentalities and territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States)

("U.S. Obligations"). Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either represent exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio Obligations or U.S. Obligations. However, shares of the Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis. Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio, and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio, or the net income base of the Ohio corporation franchise tax. It is assumed for purposes of this discussion of Ohio state and local taxes that the Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

  Pennsylvania Taxes

     Under current Pennsylvania law, shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Municipal Fund attributable to interest income from obligations of the State of Pennsylvania or its political subdivisions, the United States, its territories or certain of its agencies and instrumentalities ("Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Shareholders also will be subject to the Pennsylvania Personal Income Tax on any gain they realize on the disposition of shares in the Fund.

     Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of shares in the Fund that he has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

     Shareholders are not subject to the county personal property tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended to the extent that the Fund is comprised of Exempt Securities.

MISCELLANEOUS

     The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the

Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISERS

     National City, National City Columbus and National City Kentucky serve as investment advisers to the Ohio Tax Exempt Fund and National City serves as investment adviser to the Pennsylvania Municipal Fund. The advisers are wholly owned subsidiaries of National City Corporation. The advisers provide trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. The advisers are member banks of the Federal Reserve System and the Federal Deposit Insurance Corporation.

     On June 30, 1996, the Trust Departments of National City, National City Columbus and National City Kentucky had approximately $8.7 billion, $1.6 billion and $5.1 billion, respectively, in assets under management, and National City, National City Columbus and National City Kentucky had approximately $16.8 billion, $10.7 billion and $11.9 billion, respectively, in total trust assets. Principal offices of each of the investment advisers are as follows:

          National City
          1900 East Ninth Street
          Cleveland, Ohio 44114

          National City Columbus
          155 East Broad Street
          Columbus, Ohio 43251

          National City Kentucky
          National City Tower
          101 South Fifth Street
          Louisville, Kentucky 40202

     Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Ohio Tax Exempt and Pennsylvania Municipal Funds' investment policies, the advisers and sub-adviser have agreed to manage such Funds, make decisions with respect to and place orders for all purchases and sales of such Funds' securities, and maintain records relating to such purchases and sales.

     The Fixed Income Team of National City's Asset Management Group assumed responsibility for the day-to-day management of the Funds as of May 2, 1996, when the shareholders of the Predecessor Pennsylvania Municipal Fund approved the adviser. Members of the team make decisions for the Funds. No person is primarily responsible for making recommendations. Members of the team are:

- Donald L. Ross, Director of the Fixed Income Team, has been with National City since 1985. He specializes in the overall duration and yield curve decisions.

- Michael E. Santelli, Vice President, joined National City in 1995. Previously, he was associated with Donaldson, Lufkin and Jenrette's mortgage research department since 1993. He specializes in the mortgage and asset-backed markets.

- Alex L. Vallecillo, Assistant Vice President, joined National City in 1996. He traded corporate structured securities for Merrill Lynch in 1993, and was associated with EDS from September 1990 through July 1992. He specializes in the analysis of the corporate bond sector.

- Stephen P. Carpenter, Vice President, joined National City in 1988. He has more than 21 years of investment experience with expertise in the area of municipal bonds -- taxable as well as tax-free -- and money market instruments.

- Douglas J. Carey, Fixed Income Analyst, joined National City in 1995. Prior to joining National City, Mr. Carey was a graduate assistant for the Economics Department of Miami University from August 1994 through July 1995. He is responsible for the development of econometric models used in economic and interest rate forecasting, as well as fixed income sector relative valuation.

- Marilou C. Hitt, Assistant Vice President, has worked in National City's Funds Management Trading Department since 1984. Her responsibilities include fixed income trading of government and corporate securities as well as short-term taxable and tax-free money market instruments.

- Frederick W. "Ted" Ramsey, Vice President of the Fixed Income Research Team, oversees the Fixed Income Team's credit and research area. His experience includes 25 years in corporate banking and credit administration, including 10 years as senior credit officer. In addition to his responsibilities as head of credit research, Mr. Ramsey serves as credit advisor on new investment opportunities and risk management guidelines.

- Connie R. Chuhaloff joined National City in 1977. She has held investment-related responsibilities since 1988. Ms. Chuhaloff also has a background in both Trust and Branch Operations.

     For the services provided and expenses assumed pursuant to the Advisory Agreements relating to the Ohio Tax Exempt and Pennsylvania Municipal Funds, the advisers are entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .55% of the average net assets of each of the Funds. The advisers may, from time to time, waive all or a portion of their advisory fees to increase the net income of the Funds available for distribution as dividends.

AUTHORITY TO ACT AS INVESTMENT ADVISERS

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The advisers believe that they may perform the services for the Funds contemplated by their Advisory Agreement with the Trust as described in such agreements and this Prospectus without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the advisers from continuing to perform services for the Trust. If the advisers were prohibited from providing services to the Funds, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the advisers, or their affiliated and correspondent banks in connection with shareholder purchases of Trust shares, the advisers and their affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

     If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the advisers, or an affiliate of the advisers, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the advisers, or such an affiliate, might offer to provide such services.

SUB-ADVISER

     Weiss, Peck & Greer, L.L.C. serves as the investment sub-adviser to the Pennsylvania Municipal Fund under a sub-advisory agreement (the "Sub-Advisory Agreement") with the adviser. The sub-adviser is a limited liability company founded in 1970. The sub-adviser engages in investment management, venture capital management and management buyouts. The sub-adviser has been active since its founding in managing portfolios of tax exempt securities. On June 30, 1996, total assets under management were approximately $12.7 bil-lion. The principal business address of the sub-adviser is One New York Plaza, New York, New York 10004.

     Pursuant to the Sub-Advisory Agreement and subject to the supervision of the adviser and of the Trust's Board of Trustees and in accordance with the Fund's investment policies, the sub-adviser has agreed to assist the adviser in providing a continuous investment program for the Fund and in determining investments for the Fund. The sub-adviser will maintain the Trust's records relating to purchases and sales effected by it. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, the sub-adviser is entitled to an advisory fee, payable by the adviser, calculated daily and payable monthly, at the annual rate of .18% of the average daily net assets of the Fund. The sub-adviser may from time-to-time waive all or a portion of its fee from the adviser.

ADMINISTRATOR

     PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Fund. PFPC is an indirect, wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company.

     Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the Funds: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate each Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Funds with respect to all aspects of its administration and operation. PFPC is entitled to receive with respect to each Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of each Fund.

                    DESCRIPTION OF THE TRUST AND ITS SHARES

     The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 36 separate classes or series of shares of beneficial interest ("shares"). Four of these classes or series, which represent interests in the Ohio Tax Exempt Fund (Class K and Class K -- Special Series 1) and Pennsylvania Municipal Fund (Class T and Class
T -- Special Series 1), are described in this Prospectus. Class K and Class T shares constitute the Institutional class or series of shares; and Class
K -- Special Series 1 and Class T -- Special Series 1 shares constitute the Retail class or series of shares. The other investment funds of the Trust are:

     Money Market Fund
     (Class A and Class A -- Special Series 1)

     Government Fund
     (Class B and Class B -- Special Series 1)

     Treasury Fund
     (Class C and Class C -- Special Series 1)

     Tax Exempt Fund
     (Class D and Class D -- Special Series 1)

     Equity Fund
     (Class H and Class H -- Special Series 1)

     Fixed Income Fund
     (Class I and Class I -- Special Series 1)

     National Tax Exempt Fund
     (Class L and Class L -- Special Series 1)

     Equity Income Fund
     (Class M and Class M -- Special Series 1)

     Mid Cap Regional Fund
     (Class N and Class N -- Special Series 1)

     Enhanced Income Fund
     (Class O and Class O -- Special Series 1)

     Total Return Advantage Fund
     (Class P and Class P -- Special Series 1)

     Pennsylvania Tax Exempt Fund
     (Class Q and Class Q -- Special Series 1)

     Intermediate Government Fund
     (Class R and Class R -- Special Series 1)

     GNMA Fund
     (Class S and Class S -- Special Series 1)

     Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Services Plan, only the holders of Retail shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning the Services Plan. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.

     As stated previously in the text of this document, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

     The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

     As of September 9, 1996, National City and National City Columbus held beneficially or of record approximately 30.54% and 31.22%, respectively, of the outstanding Institutional shares of the Ohio Tax Exempt Fund. Neither National City, National City Columbus, nor National City Kentucky has any economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.

                          CUSTODIAN AND TRANSFER AGENT

     National City Bank serves as the custodian of the Trust's assets. First Data Investor Services Group, Inc. serves as the Trust's transfer and dividend disbursing agent. Communications to the

Transfer Agent should be directed to P.O. Box 5109, Westborough, Massachusetts 01581-5109. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

     Except as noted below, the Trust's advisers bear all expenses in connection with the performance of their services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the Distribution Plan; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities. Under the Services Plan, the Retail shares in the Funds also bear the expense of shareholder servicing fees.

                                 MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

     Pursuant to Rule 17f-2, as National City Bank serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

     Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

[LOGO]                                           --------------------
ARMADA                                           |    BULK RATE     |
    FUNDS                                        |   U.S. POSTAGE   |
4400 Computer Drive                              |      PAID        |
Westborough, MA  01581                           |    BOSTON, MA    |
                                                 | PERMIT NO. 54201 |
                                                 --------------------



ARMADA FUNDS

INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

National City Bank
1900 East Ninth Street
Cleveland, Ohio  44114

National City Bank of Columbus
155 East Broad Street
Columbus, Ohio  43251

National City Bank of Kentucky
101 South Fifth Street
Louisville, Kentucky  40202




NC-058 (9/96)

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 1996

                                MONEY MARKET FUND

                                 GOVERNMENT FUND

                                  TREASURY FUND

                                 TAX EXEMPT FUND

                          PENNSYLVANIA TAX EXEMPT FUND















This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Funds of Armada Funds (the "Trust"), dated September 30, 1996 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND, 4400 Computer Drive, Westborough, Massachusetts 01581.

                                TABLE OF CONTENTS
                                -----------------

                                                                        PAGE
                                                                        ----
STATEMENT OF ADDITIONAL INFORMATION.....................................   1

RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES........................   1

NET ASSET VALUE.........................................................  15

DIVIDENDS...............................................................  16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................  16

DESCRIPTION OF SHARES...................................................  17

ADDITIONAL INFORMATION CONCERNING TAXES.................................  19

TRUSTEES AND OFFICERS...................................................  23

ADVISORY, SUB-ADVISORY, ADMINISTRATION, DISTRIBUTION,
 CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS......................  26

SHAREHOLDER SERVICES PLAN...............................................  32

PORTFOLIO TRANSACTIONS..................................................  32

AUDITORS................................................................  34

COUNSEL.................................................................  34

STANDARDIZED YIELD QUOTATIONS...........................................  34

MISCELLANEOUS...........................................................  37

FINANCIAL STATEMENTS....................................................  41

APPENDIX A.............................................................. A-1


                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                  The Pennsylvania Tax Exempt Fund commenced operations on August 8, 1994 as a separate investment portfolio (the "Predecessor Fund") of Inventor Funds, Inc, which was organized as a Maryland corporation. On September 9, 1996, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold shares of stock that were similar to the Trust's Retail Shares of beneficial interest.


                RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES
                ------------------------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the advisers' investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Standardized Yield Quotations" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for municipal bonds, short term notes and other securities which may be held by the Funds.

ELIGIBLE SECURITIES
-------------------

                  The Funds may purchase "eligible securities" that present minimal credit risks as determined by the advisers pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the advisers ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) obligations that carry a demand feature that complies with (1), (2) or (3) above, and are unconditional (i.e., readily exercisable in the event of default) or, if conditional, either they or the obligations of the issuer of the demand obligation are (a) rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest categories for long term debt obligations, or (b) determined by the advisers to be of comparable quality to securities which are so rated. The Board of Trustees will approve or ratify any purchases by the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds of securities that are rated by only one Rating Agency or that qualify under (3) above as long as required by applicable regulations or Trust procedures.

VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

                  The Funds may purchase variable rate and floating rate obligations as described in the Prospectus. The Trust's advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  Variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS
-------------------------------

                  As stated in the Prospectus, the Money Market Fund may invest in GICs issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Fund will only purchase a GIC when the advisers have determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by Rating Agencies. The Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

BANK OBLIGATIONS AND COMMERCIAL PAPER
-------------------------------------

                  The Pennsylvania Tax Exempt and Money Market Funds may invest in bank obligations. Bank obligations include bankers' acceptances generally having a maturity of six months or less and negotiable certificates of deposit. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

                  Investments by the Pennsylvania Tax Exempt Fund include commercial paper and other short term promissory notes issued by corporations, municipalities and other entities (including variable and floating rate instruments).

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS;
-----------------------------------------------------
LENDING OF PORTFOLIO SECURITIES
-------------------------------

                  Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Funds purchase securities from financial institutions such as banks and broker-dealers which the Funds' Advisers deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodial account liquid assets at least equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities it is obligated to repurchase.

                  With respect to loans by the Government or Treasury Fund of its portfolio securities as described in the Prospectus, the Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by the Funds in connection with such loans would be invested in short-term U.S. Government obligations.

GOVERNMENT SECURITIES
---------------------

                  Examples of the types of U.S. Government obligations that may be held by the Money Market, Government and Pennsylvania Tax Exempt Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United

States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Money Market, Government and Tax Exempt Funds will invest in the obligations of such agencies or instrumentalities only when the advisers believe that their credit risk with respect thereto is minimal.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  Each Fund may invest in securities issued by other investment companies (including other investment companies advised by the advisers) which invest in high quality, short term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Fund currently intends to limit such investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the advisers. Not more than 3% of the outstanding voting stock of any one investment company will be owned by the Pennsylvania Tax Exempt Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

MUNICIPAL BONDS
---------------

                  As described in the Prospectus, the Tax Exempt and Pennsylvania Tax Exempt Funds may purchase Municipal Bonds. The two principal classifications of Municipal Bonds consist of "general obligation" and "revenue" issues though the Tax Exempt Fund may include "moral obligation" issues though normally issued by special purpose authorities. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Municipal Bonds in which the Fund invests must be rated A or better by S&P or Fitch or A or better by Moody's at the time of investment or, if unrated must be deemed by the sub-adviser to have essentially the same characteristics and quality as bonds having the above ratings. The sub-adviser may purchase private activity bonds if the interest paid is excludable from federal income tax. Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

                  Pennsylvania municipal securities which are payable only from the revenues derived from a particular facility may be adversely affected by Pennsylvania laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Pennsylvania municipal securities, the payment of interest and principal on which is insured in whole or in part by a Pennsylvania governmentally created fund, may be adversely affected by Pennsylvania laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, Pennsylvania municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Pennsylvania laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Pennsylvania municipal securities the Pennsylvania Tax Exempt Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Pennsylvania Tax Exempt Fund may invest and, therefore, on the shares of that Fund.

                  There are, of course, variations in the quality of Municipal Bonds both within a particular classification and between classifications, and the yields on Municipal Bonds depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Bonds. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Bonds with the same maturity, interest rate and rating may have different yields while Municipal Bonds of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by either the Tax Exempt or Pennsylvania Tax Exempt Fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax Exempt or Pennsylvania Tax Exempt Funds. The Tax Exempt and Pennsylvania Tax Exempt Funds' advisers will consider such an event in determining whether those respective Funds should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Bonds purchased by the Tax Exempt and Pennsylvania Tax Exempt Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Bonds may be materially adversely affected by litigation or other conditions.

                  Certain Municipal Bonds held by the Tax Exempt or Pennsylvania Tax Exempt Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Bond at the time of its original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the bond is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax Exempt and Pennsylvania Tax Exempt Funds may, from time to time, invest more than 25% of their assets in Municipal Bonds covered by insurance policies.

                  Municipal notes in which the Pennsylvania Tax Exempt Fund may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The Pennsylvania Tax Exempt Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 or better at the time of investment by Moody's, (iii) which are rated SP-2 or better at the time of investment by S&P, (iv) which are rated F-1 at the time of investment by Fitch, or (v) which, if not rated, are of equivalent quality in the sub-adviser's judgment.

OTHER TAX-EXEMPT INSTRUMENTS
----------------------------

                  Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by S&P, F-2 by Fitch or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the sub-adviser. Other types of tax-exempt instruments which are permissible investments for the Fund include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Fund must use the shorter of the period required before a Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the sub-adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The sub-adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The sub-adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

STAND-BY COMMITMENTS
--------------------

                  The Tax Exempt and Pennsylvania Tax Exempt Funds may acquire stand-by commitments (also known as put options) with respect to Municipal Bonds held in its portfolio. The Tax Exempt and Pennsylvania Tax Exempt Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax Exempt and Pennsylvania Tax Exempt Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The Tax Exempt and Pennsylvania Tax Exempt Funds will not acquire stand-by commitments unless immediately after the acquisition, not more than 5% of their respective total assets will be invested in instruments subject to a demand feature, or in stand-by commitments, with the same institution.

                  The Tax Exempt and Pennsylvania Tax Exempt Funds' right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will be transferable by either of those Funds only with the underlying Municipal Bonds which may be sold to a third party at any time. Until either Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the commitment.

                  The amount payable to the Tax Exempt and Pennsylvania Tax Exempt Funds upon their exercise of a stand-by commitment will normally be (i) the respective Fund's acquisition cost of the Municipal Bonds (excluding any accrued interest which that Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the respective Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value the Tax Exempt and Pennsylvania Tax Exempt Funds value the underlying Municipal Bonds on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Bonds.

                  The Tax Exempt and Pennsylvania Tax Exempt Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the advisers' opinion, present minimal credit risks. The Tax Exempt and Pennsylvania Tax Exempt Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Bonds that are subject to the commitment. Thus, the risk of loss to the Tax Exempt and Pennsylvania Tax Exempt Funds in connection with a stand-by commitment will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

WHEN-ISSUED SECURITIES
----------------------

                   The Pennsylvania Tax Exempt Fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Pennsylvania Tax Exempt Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Pennsylvania Tax Exempt Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of that Fund's commitment, marked to market daily. It is likely that the Pennsylvania Tax Exempt Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Pennsylvania Tax Exempt Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, that Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When the Pennsylvania Tax Exempt Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Pennsylvania Tax Exempt Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

ADDITIONAL INVESTMENT LIMITATIONS
---------------------------------

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase securities on margin, make short sales of securities, or maintain a short position, except, in the case of the Pennsylvania Tax Exempt Fund, to obtain short-term credits as necessary for the clearance of security transactions in accordance with its investment objective.

                  2. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

                  3. Purchase or sell real estate, except that each Fund may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein. The Pennsylvania Tax Exempt Fund will not purchase or sell real estate limited partnership interests.

                  4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs, except, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell financial commodity contracts or invest in real estate.

                  5. Write or purchase put options except stand-by commitments, call options, straddles, spreads, or any combination thereof. This fundamental limitation does not apply to the Pennsylvania Tax Exempt Fund.

                  6. Invest in any issuer for the purpose of exercising control or management.

                  7. Purchase or retain securities of any issuer if the officers or trustees of the Trust or the officers or directors of its investment advisers owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities. This fundamental limitation does not apply to the Pennsylvania Tax Exempt Fund.

                  In addition, the Tax Exempt Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation and may not purchase common stock or voting securities, except it may purchase securities of other investment companies which seek to maintain a constant net asset value per share and which are permitted themselves to invest only in securities which may be acquired by the Fund.

                  In addition, the Pennsylvania Tax Exempt Fund may Not:

                  1. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by the Fund's investment limitations in aggregate amounts not to exceed 331/3% of the Fund's total assets taken at current value at the time of the incurrence of such loan.

                  2. Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only as to 75% of the Fund's net assets.

                  3. Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

                  4. Issue senior securities (as defined in the Investment Company Act of 1940), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

                                      * * *

                  With respect to investment limitation No. 5 in the Prospectus, the Trust intends to treat unconditional bank letters or lines of credit, guarantees or commitments to lend as separate securities for purposes of concentration. Guarantees will only be treated as separate securities for diversification purposes to the extent required by Rule 5b-2. Letters or lines of credit and commitments to lend will not be treated as separate securities with regard to diversification as the Trust does not consider these latter instruments to be securities.

                  In addition, the Funds may not purchase common stocks, or voting securities or state, municipal, or private activity bonds, except each Fund may purchase securities of other investment companies which seek to maintain a constant net asset value per share and which are permitted themselves to invest only in securities which may be acquired by the Fund.

                  The following limitations, which apply to the Pennsylvania Tax Exempt Fund, are considered non-fundamental and therefore may be changed without a shareholder vote. The Fund may not purchase puts, calls, options or combinations thereof, except that the Fund may purchase puts as described in its prospectus.

                  The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of its net assets. If a Fund exceeds its limitation on the holding of illiquid securities, it will sell illiquid securities as necessary to maintain the required liquidity when the advisers believe that it is in the best interests of the Fund to do so.

                  The Fund may not purchase securities of any company which has (with predecessors) a record of less than three years continuing operations, if, as a result, more than 5% of the total assets of the Fund (taken at current value) would be invested in such securities.

                  The foregoing percentages will apply at the time of purchase of a security.

                  So long as a Fund is offering and selling its shares in the state of Texas, the Fund may not (i) invest more than 5% of its net assets in warrants (including within that amount, but not to exceed 2%, may be warrants that are not listed on the New York or American Stock Exchange), (ii) invest in oil, gas or other mineral leases, or (iii) invest in real estate limited partnership interests.

                  So long as the Pennsylvania Tax Exempt Fund is offering and selling its shares in the State of Ohio, the Fund may not (i) purchase or retain the securities of any issuer if the Trustees and officers of the Trust, the advisers and the sub-adviser beneficially own more than 5% of that issuer, and
(ii) invest in the securities of other investment companies if the broker's commission is more than customary.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA
----------------------------------------------------------------
BONDS
-----

                  Potential shareholders should consider the fact that the Pennsylvania Tax Exempt Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that such Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

                  Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending deceases have resulted in surpluses the last four years; as of June 30, 1995, the General Fund had a surplus of $688.3 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated as of June 30, 1995.

                  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suit relating to the following matters: (i) the American Civil Liberties Union ("ACLU") filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, among other things, because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU and the parties are proceeding with discovery; (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for country funding of the judicial system to be in conflict with the constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (iii) litigation was filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending the resolution of the state case, and the state case is in the pre-trial stage, with trial scheduled to commence in early 1997; (iv) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest entered into a Standstill Agreement with the Commonwealth pursuant to which the parties will attempt to resolve Envirotest will receive $145 million, with interest at 6 percent per annum; and in 1995, the Commonwealth, the Governor of Pennsylvania, the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The Commonwealth and the City were joined to determine their liability, if any, to pay additional costs necessary to remedy segregation-related conditions found to exist in Philadelphia public schools. In the fall of 1996, the State Supreme Court stayed the proceedings retained jurisdiction over the matter.

                  A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January 1996. The General Assembly authorized $123 million to provide for the Commonwealth's share of the required match for federal public assistance and disaster mitigation funds.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and

BBB+, respectively, by S&P and Baa and Baa1, respectively, by Moody's.

                  The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1995 was a surplus of $80.5 million.

                  In recent years, an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.7 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1995. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA may continue to issue bonds to finance cash flow deficits until December 31, 1996, and its authority to refund existing debt will not expire.


                                 NET ASSET VALUE
                                 ---------------

                  The Trust uses the amortized cost method to value shares in the Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  Each Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                                    DIVIDENDS
                                    ---------

                  As stated, the Trust uses its best efforts to maintain the net asset value per share of the Funds at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Funds, it is possible that such Fund's net asset value per share may fall below $1.00. Should the Trust incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to the Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which he holds shares of a Fund and/or in his receiving upon redemption a price per share lower than the price he paid.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by 440 Financial Distributors, Inc. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for more than seven days for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Retail shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail shares and account number. The Transfer Agent's records of such instructions are binding.


                              DESCRIPTION OF SHARES
                              ---------------------

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 36 classes of shares. Ten of these classes, which represent interests in the Money Market Fund (Class A and Class A Special Series
1), Government Fund (Class B and Class B - Special Series 1), Treasury Fund (Class C and Class C - Special Series 1), Tax Exempt Fund (Class D and Class D - Special Series 1) and Pennsylvania Tax Exempt Fund (Class Q and Class Q - Special Series 1) are described in this Statement of Additional Information and the related Prospectus.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing fees that are allocable to such shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

GENERAL
-------

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus and above, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to a Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non-taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds with respect to the Tax Exempt and Pennsylvania Tax Exempt Funds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                  Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, such Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAX EXEMPT FUND AND PENNSYLVANIA TAX EXEMPT FUND
------------------------------------------------

                  As described above and in the Prospectus, the Tax Exempt and Pennsylvania Tax Exempt Funds is designed to provide investors with tax-exempt interest income. Neither the Tax Exempt Fund nor the Pennsylvania Tax Exempt Fund is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Tax Exempt and Pennsylvania Tax Exempt Funds' dividends being tax-exempt.

                  The policy of the Tax Exempt and Pennsylvania Tax Exempt Funds is to pay each year as federal exempt-interest dividends substantially all the Tax Exempt and Pennsylvania Tax Exempt Funds' Municipal Bond interest income net of certain deductions. In order for the Tax Exempt and Pennsylvania Tax Exempt Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax Exempt or Pennsylvania Tax Exempt Fund and designated as an exempt- interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Tax Exempt and

Pennsylvania Tax Exempt Funds' taxable year. However, the aggregate amount of dividends so designated by the Tax Exempt and Pennsylvania Tax Exempt Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax Exempt and Pennsylvania Tax Exempt Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Tax Exempt and Pennsylvania Tax Exempt Funds with respect to any taxable year which qualifies as federal exempt- interest dividends will be the same for all shareholders receiving dividends from either Fund with respect to such year.

                  The Tax Exempt and Pennsylvania Tax Exempt Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Tax Exempt and Pennsylvania Tax Exempt Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

                  Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes if the Tax Exempt and Pennsylvania Tax Exempt Funds distribute exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt- interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                              TRUSTEES AND OFFICERS
                              ---------------------

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
-------------------------                           ---------------------                 -------------------------
Richard B. Tullis                                   Trustee and Chairman                  Chairman Emeritus, Harris
5150 Three Village Drive                            of the Board                          Corporation (electronic
Lyndhurst, Ohio 44124                                                                     communication and
Age 82                                                                                    information processing
                                                                                          equipment), since October
                                                                                          1985; Director, NACCO
                                                                                          Materials Handling Group,
                                                                                          Inc. (manufacturer of
                                                                                          industrial fork lift
                                                                                          trucks), since 1984;
                                                                                          Director, Hamilton
                                                                                          Beach/Proctor-Silex, Inc.
                                                                                          (manufacturer of household
                                                                                          appliances), since 1990;
                                                                                          Director, Waste-Quip, Inc.
                                                                                          (waste handling
                                                                                          equipment), since 1989.


Thomas R. Benua, Jr.                                Trustee                               Chairman, EBCO
564 Hackberry Drive                                                                       Manufacturing Company and
Westerville, OH  43081                                                                    subsidiaries (manufacture,
Age 51                                                                                    sale and financing of
                                                                                          water coolers and
                                                                                          dehumidifiers), since
                                                                                          January 1996 and
                                                                                          President, January 1987 to
                                                                                          January 1996; Vice
                                                                                          President and Executive
                                                                                          Committee Member of Ebtech
                                                                                          Corp., (market and sell
                                                                                          bottled and point-of-use
                                                                                          coolers) since March 1991.


                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
-------------------------                           ---------------------                 -------------------------
Leigh Carter*                                       Trustee, President                    Retired President and
13901 Shaker Blvd., #6B                             and Treasurer                         Chief Operating Officer,
Cleveland, OH  44120                                                                      BFGoodrich Company, August
Age 71                                                                                    1986 to September 1990;
                                                                                          Director, Adams Express
                                                                                          Company(closed-end
                                                                                          investment company), since
                                                                                          April 1982; Director,
                                                                                          Lamson & Sessions Co.
                                                                                          (producer of electrical
                                                                                          supplies for construction,
                                                                                          consumer power and
                                                                                          communications industry),
                                                                                          since April 1991;
                                                                                          Director, Petroleum &
                                                                                          Resources Corp., since
                                                                                          April 1987; Director,
                                                                                          Morrison Products
                                                                                          (manufacturer of blower
                                                                                          fans and air moving
                                                                                          equipment), since April
                                                                                          1983.

John F. Durkott                                     Trustee                               President and Chief
8600 Allisonville Road                                                                    Operating Officer,
Indianapolis, IN  46250                                                                   Kittle's Home Furnishings
Age 51                                                                                    Center, Inc., since
                                                                                          January 1982; partner,
                                                                                          Kittles Bloomington
                                                                                          Property Company, since
                                                                                          January 1981; partner,
                                                                                          KK&D (Affiliated Real
                                                                                          Estate Companies of
                                                                                          Kittle's Home Furnishings
                                                                                          Center), since January
                                                                                          1989.

Richard W. Furst, Dean                              Trustee                               Professor of Finance and
Carol Martin Gatton                                                                       Dean, Carol Martin Gatton,
College of Business and                                                                   College of Business and
Economics                                                                                 Economics, University of
University of Kentucky                                                                    Kentucky, since 1981;
Lexington, KY 40506-0034                                                                  Director, Studio Plus
Age 58                                                                                    Hotels, Inc., since 1994.

Robert D. Neary                                     Trustee                               Retired Co-Chairman of
32980 Creekside Drive                                                                     Ernst & Young, April 1984-
Pepper Pike, OH 44124                                                                     September 1993; Director,
Age 63                                                                                    Cold Metal Products, Inc.,
                                                                                          since March 1994;
                                                                                          Director, Zurn Industries,
                                                                                          Inc. (plumbing products
                                                                                          and engineering and
                                                                                          construction services),
                                                                                          since June 1995.


                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
-------------------------                           ---------------------                 -------------------------
J. William Pullen                                   Trustee                               President and Chief
Whayne Supply Company                                                                     Executive Officer, Whayne
1400 Cecil Avenue                                                                         Supply Co. (engine and
P.O. Box 35900                                                                            heavy equipment
Louisville, KY 40232-5900                                                                 distribution), since 1986;
Age 57                                                                                    President and Chief
                                                                                          Executive Officer,
                                                                                          American Contractors
                                                                                          Rentals & Sales (rental
                                                                                          subsidiary of Whayne
                                                                                          Supply Co.), since 1988.

W. Bruce McConnel, III                              Secretary                             Partner of the law firm
Philadelphia National                                                                     Drinker Biddle & Reath,
  Bank Building                                                                           Philadelphia, Pennsylvania
Broad & Chestnut Sts.
Philadelphia, PA  19107
Age 52

John J. Burke                                       Assistant Treasurer                   Client Service Officer,
First Data Investor                                                                       First Data Investor
  Services Group, Inc.                                                                    Services Group, Inc. since
4400 Computer Drive                                                                       1991; prior thereto,
Westborough, MA  01581                                                                    Management Associate,
Age 31                                                                                    Fidelity Investments.

--------------------
* Mr. Carter is considered by the Trust to be an "interested person" of the Trust as defined in the 1940 Act.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1996, the Trust's trustees and officers as a group received aggregate fees of $69,875. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1996:

                                                                  PENSION OR
                                                                  RETIREMENT
                                             AGGREGATE         BENEFITS ACCRUED            ESTIMATED               TOTAL
                                           COMPENSATION           AS PART OF               APPROVAL         COMPENSATION
               NAME OF                         FROM               THE TRUST'S              BENEFITS              FROM THE
          PERSON, POSITION                   THE TRUST             EXPENSES             UPON RETIREMENT            TRUST
          ----------------                   ---------             --------             ---------------            -----
Richard B. Tullis, Trustee and                $13,000                 $0                      $0                  $13,000
Chairman

Thomas R. Benua, Jr., Trustee                 $11,375                 $0                      $0                  $11,375




Leigh Carter, Trustee,                       $11,375                  $0                      $0                  $11,375
President and Treasurer

John F. Durkott, Trustee                     $11,375                  $0                      $0                  $11,375

Richard W. Furst, Trustee                    $11,375                  $0                      $0                  $11,375

J. William Pullen, Trustee                   $11,375                  $0                      $0                  $11,375

Robert D. Neary, Trustee                       $ 0                    $0                      $0                   $ 0



SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.

         ADVISORY, SUB-ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                     ---------------------------------------

ADVISORY AND SUB-ADVISORY AGREEMENTS
------------------------------------

                  National City, National City Columbus and National City Kentucky serve as investment advisers to the Money Market, Government, Treasury and Tax Exempt Funds and National City serves as investment adviser to the Pennsylvania Tax Exempt Fund, as described in the Prospectus. The advisers are affiliates of National City Corporation, a bank holding company with $51 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $36 billion in assets. From time to time, the advisers may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to the Advisory Agreement, the Trust incurred advisory fees in the following amounts for the fiscal years ended May 31, 1996, 1995 and 1994: (i) $3,686,919 (after waivers of $1,473,398), $2,827,383 (after waivers of $1,128,026) and $1,641,794 (after waivers of $93,731), respectively, for the Money Market Fund; (ii) $1,654,730 (after waivers of $661,292), $1,766,159 (after waivers of $706,463) and $1,710,854 (after waivers of $101,998), respectively, for the Government Fund, and (iii) $444,402 (after waivers of $592,531), $307,159 (after waivers of $410,198), and $142,221 (after waivers of $190,015), respectively, for the Tax Exempt Fund. Advisory fees in the amounts of $527,698 (after waivers of $105,510) and $313,967 (after waivers of $62,648) were incurred for the fiscal year ended May 31, 1996 and for the period from June 16, 1994 (commencement of operations) through May 31, 1995 with respect to the Treasury Fund.

                  For the one-month period ended May 31, 1996, the fiscal year ended April 30, 1996 and for the period from August 8, 1994 (commencement of operations) through April 30, 1995, Integra Trust Company ("Integra"), the investment adviser to the Predecessor Fund, earned advisory fees of $26,907, $310,912 and $76,582, respectively, and Integra waived fees in the amount of $9,868, $110,272 and $84,075, respectively.

                  Each Advisory Agreement provides that the advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the advisers in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the advisers have undertaken in their Advisory Agreements to maintain their policy and practice of conducting their Trust Departments independently of their Commercial Departments.

                  The Advisory Agreement relating to the Money Market, Government, Treasury and Tax Exempt Funds was approved by the shareholders of each Fund on September 26, 1990. The Advisory Agreement relating to the Pennsylvania Tax Exempt Fund was approved by the sole shareholder prior to that Fund's commencement of operations. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund until September 30, 1997, and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Funds' Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement may be terminated by the Trust or the advisers on 60 days written notice, and the sub- adviser will terminate immediately in the event of its assignment.

                  Weiss, Peck & Greer, L.L.C. ("the sub-adviser"), with principal offices at One New York Plaza, New York, New York 10004, serves as sub-adviser to the Pennsylvania Tax Exempt Fund. The sub-adviser is a professional investment counselling firm that provides investment services to investment companies and other entities.

                  If expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the advisers will reimburse the Trust for any such excess with respect to the Fund to the extent described in any written undertaking provided by the advisers to such state. To the Trust's knowledge, as of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Trust provides that annual expenses (as defined by statute) may not exceed 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the remaining average net assets of a particular Fund. Such amount, if any, will be estimated, reconciled and paid on a monthly basis. The fees Banks may charge to Customers for services provided in connection with their investments in the Trust are not covered by the state securities expense limitations described above.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT
------------------------------------------------

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following fees to PFPC for the fiscal years ended

May 31, 1996, 1995 and 1994: (i) $421,493, $322,722 and $187,207, respectively, for the Money Market Fund; (ii) $187,373, $210,983 and $177,152, respectively, for the Government Fund; and (iii) $145,303, $102,395 and $40,149, respectively, for the Tax Exempt Fund. Administration fees in the amounts of $37,703 and $59,255 were incurred for the fiscal year ended May 31, 1996 and for the period from June 16, 1994 (commencement of operations) through May 31, 1995 with respect to the Treasury Fund.

                  For the one-month period ended May 31, 1996, the fiscal year ended April 30, 1996 and for the period from August 8, 1994 (commencement of operations) through April 30, 1995, SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor Fund and earned the following fees: $8,969, $103,634 and $53,552, respectively.

DISTRIBUTION PLAN AND RELATED AGREEMENTS
----------------------------------------

                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Plan") which permits the Trust to bear certain expenses in connection with the distribution of its shares. As required by Rule 12b-1, the Trust's 12b-1 Plan and related agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plan or any agreement related to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreement will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plan that would materially increase the distribution expenses of a Fund requires approval by its shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plan or related agreement. The Plan and related agreement may be terminated as to a particular Fund by a vote of the Trust's disinterested trustees or by a vote of the shareholders of the Fund, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The Trust's Plan provides that each fund will reimburse the Distributor for distribution expenses in an amount not to exceed .10% of such fund's average net assets. Distribution expenses payable by the Distributor pursuant to the Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders. In addition, the Plan provides that the Trust will pay the Distributor an annual distribution fee of $250,000 payable monthly and accrued daily by all of the Trust's investment funds with respect to which the Distributor is distributing shares. For the fiscal years ended May 31, 1996 and 1995, the Trust paid the Distributor $571,305 and $249,769 with respect to the Money Market Fund, $250,994 and $157,521 with respect to the Government Fund, $72,631 and $29,798 with respect to the Treasury Fund, and $117,429 and $60,363 with respect to the Tax Exempt Fund under the Plan. Of the aggregate amount paid to the Distributor by the Trust with respect to the Money Market Fund, approximately $16,736 and $7,281 was attributable to postage, $15,722 and $20,772 was attributable to communications with shareholders, $430,828 and $129,536 was attributable to advertisement/promotion and $108,019 and $92,179 was attributable to general compensation to the Distributor. Of the aggregate amount paid to the Distributor by the Trust with respect to the Government Fund, approximately $7,705 and $4,745 was attributable to postage, $7,238 and $14,141 was attributable to communications with shareholders, $188,891 and $70,661 was attributable to advertisement/ promotion and $47,160 and $67,974 was attributable to general compensation to the Distributor. Of the aggregate amount paid to the Distributor by the Trust with respect to the Treasury Fund, approximately $2,171 and $874 was attributable to postage, $2,104 and $2,639 was attributable to communications with shareholders, $52,764 and $13,157 was attributable to advertisement/promotion and $15,591 and $13,128 was attributable to general compensation to the Distributor. Of the aggregate amount paid to the Distributor by the Trust with respect to the Tax Exempt Fund, approximately $3,344 and $1,351 was attributable to postage, $3,150 and $3,832 was attributable to communications with shareholders, $89,070 and $37,510 was attributable to advertisement/promotion and $21,865 and $17,670 was attributable to general compensation to the Distributor.

                  Class A Shares of the Predecessor Fund were subject to a Plan adopted pursuant to rule 12b-1 under the 1940 Act (the "Plan"). The Plan provided for reimbursement to the Predecessor

Fund's distributor of the Predecessor Fund's distribution expenses, including
(1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of Inventor's shares including the distributor's expenses for travel, communication, compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of Class A shares subject to approval by a majority of disinterested directors of Inventor. For the years ended April 30, 1996 and 1995, the Fund paid $0 and $0, respectively, in 12b-1 fees.

                  The Plan has been approved, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan and (2) the vote of a majority of the entire Board of Trustees.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                  National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

                  First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc., d/b/a 440 Financial) (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.


                            SHAREHOLDER SERVICES PLAN
                            -------------------------

                  As stated in the Prospectus, the Trust has implemented the Services Plan with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .10% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the Fund; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging for bank wires;
(vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.


                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to the Advisory Agreement, National City, National City Columbus and National City Kentucky are responsible for, make decisions with respect to and place orders for all purchases and sales of portfolio securities for the Funds. Pursuant to the Sub-Advisory Agreement with National City, the sub- adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Pennsylvania Tax Exempt Fund. The advisers and the sub- adviser purchase portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  While the advisers and the sub-adviser generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the advisers may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the advisers and does not reduce the fees payable to them by the Funds. Such information may be useful to the advisers in serving both the Trust and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out its obligations to the Trust.

                  While serving as advisers to the Trust, National City, National City Columbus and National City Kentucky have agreed to maintain their policy and practice of conducting their Trust Departments independently of their Commercial Departments. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Departments. In dealing with commercial customers, the Commercial Departments will not inquire or take into consideration whether securities of those customers are held by the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's advisers, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Trust will not give preference to its advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. Under certain circumstances, the Trust may be at a disadvantage because of these limitations compared with the portfolios of other investment companies with similar objectives that are not subject to such limitations.

                  The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 1996, (a) the Money Market Fund had entered into repurchase transactions with First Boston Corp. in the amount of $75,171,000 to be repurchased on June 3, 1996 at

$75,204,514; (b) the Government Fund had entered into two repurchase transactions with Prudential-Bache Securities both in the amount of $40,000,000 to be repurchased on June 3, 1996 and June 5, 1996 at $40,017,867 and $40,014,144, respectively, and had entered into repurchase transactions with Smith Barney Capital Corp. in the amount of $45,000,000 to be repurchased on June 3, 1996 at 45,020,025. First Boston Corp., Prudential-Bache Securities and Smith Barney Capital Corp. are considered "regular brokers or dealers" of the Trust. CS First Boston Corp. and Smith Barney Shearson are the parents of First Boston Corp. and Smith Barney Capital Corp., respectively.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the advisers. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, the advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.


                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1996 for the Money Market, Government, Treasury and Tax Exempt Funds, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.

                          STANDARDIZED YIELD QUOTATIONS
                          -----------------------------

                  "Yields," as described in the Prospectus, are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for a class of Fund shares is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the class having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the value of an account in a class includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the class' mean or median account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The "effective yield" for a class of Fund shares is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

                  The Tax Exempt and Pennsylvania Tax Exempt Funds' "tax-equivalent yields" are computed by dividing the portion of those Funds' yields (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate (using 39.6% tax bracket) and adding that figure to that portion, if any, of the respective Fund's yield that is not exempt from federal income tax.

                  For the seven-day period ended May 31, 1996, the yields of the Retail and Institutional shares of the Money Market Fund, Government Fund, Treasury Fund and Tax Exempt Fund were 4.91% and 5.01%, 4.88% and 4.96%, 4.53% and 4.63%, and 3.22% and 3.32%, respectively, and their respective effective yields were 5.03% and 5.14%, 4.98% and 5.08%, 4.63% and 4.74%, and 3.27% and
3.37%.

                  The Tax Exempt Fund's tax-equivalent yields (assuming a 39.6% federal tax rate) for its Retail and Institutional shares for the fiscal year ended May 31, 1996 were 5.41% and 5.58%, respectively.

                  For the seven-day periods ended May 31, 1996 and April 30, 1996, the yields of the Predecessor Fund were 3.16% and 3.32%, respectively, and its effective yields were 3.21% and 3.38%, respectively.

                  The Predecessor Fund's tax-equivalent yields (assuming 39.6% federal and 2.8% state tax rates) for the one-month fiscal period ended May 31, 1996 and the fiscal year ended April 30, 1996 were 5.48% and 5.02%, respectively. The Predecessor Fund's tax-equivalent effective yield for the one-month fiscal period ended May 31, 1996 was 5.57%.

                  The current yield for each class of shares in a Fund may be obtained by calling the Trust at the telephone number provided on the cover page. Quoted yields are not indicative of future yields. Yields will depend upon factors such as fund maturity, the Fund's expenses and the types of instruments held by the Fund.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                  MISCELLANEOUS
                                  -------------

                  As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As of September 10, 1996, the following bank subsidiaries of National City Corporation held of record 5% or more of the outstanding Institutional shares of the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds acting as agent or custodian for their customers, but did not own such shares beneficially:

                                                                 PERCENTAGE OF OUTSTANDING
                                                                 -------------------------
                                                                    INSTITUTIONAL SHARES
                                                                    --------------------
                                             MONEY                                               TAX         PENNSYLVANIA
                                            MARKET          GOVERNMENT         TREASURY        EXEMPT         TAX EXEMPT
                                             FUND              FUND              FUND           FUND             FUND
                                           -------          -----------       ---------       --------       ---------------
National City Bank,                          5.03%              --             18.38%          7.13%             --
  Northeast
One Cascade Plaza
Akron, OH 44308

National City Bank of                       --                  --              7.30%            --              --
  Dayton
Gem Plaza, 6 N. Main
Dayton, OH 45412

National City Bank                          39.09%              26.74%          7.50%         26.71%             --
1900 East Ninth Street
Cleveland, OH 44114-3484


National City Bank of                       --                   6.59%         18.99%         25.38%             --
  Columbus
155 East Broad Street
Columbus, OH  43251

National City Bank of                       14.07%              51.73%         --             16.24%             --
  Kentucky
National City Tower
101 South Fifth Street
Louisville, KY 40202

National City Bank of                        8.67%               5.18%         35.73%         13.57%             --
  Indiana
101 W. Washington Street
Indianapolis, IN 46255

National City Bank,                          5.48%              --             --             --                 --
  Northwest
405 Madison Avenue
Toledo, OH 43603

National City Bank of                       14.91%              --             --             --                 86.90%
  Pennsylvania
400 Fourth Avenue
Pittsburgh, PA  15222


              To the Trust's knowledge, no shareholder beneficially owned 5% or more of the outstanding Institutional shares of the Money Market or Pennsylvania Tax Exempt Funds as of September 11, 1996.

              The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Government Fund as of September 11, 1996:

                                                                                             PERCENTAGE OF
                                                              NUMBER OF                       OUTSTANDING
                                                            INSTITUTIONAL                    INSTITUTIONAL
GOVERNMENT FUND                                                 SHARES                          SHARES
---------------                                             -------------                    -------------
National City Corporation                                  171,436,586.43                       21.69%
Anne Ruffing
1900 East Ninth Street
14th Floor
Cleveland, OH  44114

Deloitte Touche & Company                                   55,637,814.78                         7.04%
Attn: Jim Carpenter
220 West Main Street
Suite 2100
Louisville, KY  40202


              The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Treasury Fund as of September 11, 1996:

                                                                                             PERCENTAGE OF
                                                              NUMBER OF                       OUTSTANDING
                                                            INSTITUTIONAL                    INSTITUTIONAL
TREASURY FUND                                                  SHARES                         SHARES
---------------                                             -------------                    -------------
Lincoln National Escrow                                        20,285,375.02                           7.91%
Employers Health
c/o National City Bank of
Indiana
101 West Washington
Street, Suite 600E
Indianapolis, IN  46255

Lincoln National                                               24,467,618.68                          6.56%
Investment Company
Attn: Pat Chasey
1300 South Clinton Street,
R2-01
Fort Wayne, IN  46802


              The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Tax Exempt Fund as of September 11, 1996:

                                                                                             PERCENTAGE OF
                                                              NUMBER OF                       OUTSTANDING
                                                            INSTITUTIONAL                    INSTITUTIONAL
TAX EXEMPT FUND                                                 SHARES                          SHARES
---------------                                             -------------                    -------------
American Electric Power                                     35,579,075.48                      12.14%
Service Corp.
One Riverside Plaza
P. O. Box 16631
Columbus, OH  43216-6631


              The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Money Market Fund as of September 11, 1996:

                                                             NUMBER OF RETAIL                    OUTSTANDING RETAIL
MONEY MARKET FUND                                                 SHARES                               SHARES
-----------------                                           -----------------                    ------------------
John E. Guinness                                               19,862,228.00                            6.29%
3354 Dorchester Road
Shaker Hts., OH 44120-3415


              To the Trust's knowledge, no shareholder beneficially owned 5% or more of the outstanding Retail shares of the Government Fund as of September 11, 1996.

              The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Treasury Fund as of September 11, 1996:

                                                                                                    PERCENTAGE OF
                                                             NUMBER OF RETAIL                    OUTSTANDING RETAIL
TREASURY FUND                                                     SHARES                               SHARES
-------------                                               -----------------                    -------------------
Johnson's Heating and                                           311,352.950                            5.58%
Supplies, Inc.
P. O. Box 175
Norvelt, PA  15674

              The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Tax Exempt Fund as of September 11, 1996:

                                                                                                  PERCENTAGE OF
                                                           NUMBER OF RETAIL                        OUTSTANDING
TAX EXEMPT FUND                                                 SHARES                               SHARES
---------------                                            -----------------                       ------------
Leon A. Weiss                                                3,211,556.00                             5.26%
113 Saint Clair Avenue
NE #700
Cleveland, OH  44114-1214


              The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Pennsylvania Tax Exempt Fund as of September 11, 1996.

                                                                                                    PERCENTAGE OF
             PENNSYLVANIA TAX EXEMPT                         NUMBER OF RETAIL                    OUTSTANDING RETAIL
                       FUND                                       SHARES                               SHARES
             ------------------------                        -----------------                   ------------------
Frank's Auto Supply dba                                           514,000.00                           21.47%
Autosupermarket
P. O. Box 1124
Uniontown, PA  15401-1124

John R. Echement                                                  348,707.86                           14.57%
102 Dutch Lane
Pittsburgh, PA  15236-4327

Pompei and Sons Inc.                                              345,000.00                           14.41%
One Pompei Lane
Bentleyville, PA  15341

Recmix of Pennsylvania                                            262,000.00                           10.95%
Inc.
586 Plum Run Road
Canonsburg, PA 15317-9773

                                                                                                    PERCENTAGE OF
             PENNSYLVANIA TAX EXEMPT                         NUMBER OF RETAIL                    OUTSTANDING RETAIL
                       FUND                                       SHARES                               SHARES
             ------------------------                        -----------------                   ------------------
Green Acreas Contracting                                         251,000.00                           10.49%
Co. Inc.
General Account
P. O. Box 463
Scottsdale, PA  15683-0463

Hartman Personnel Services                                       247,000.00                           10.32%
Inc.
Parent Account
1946 West 26th Street
Erie, PA  16508-1160

Marsula Electric Inc.                                            164,000.00                           6.85%
575 Angew Road
Greensburg, PA  15601-9701

                              FINANCIAL STATEMENTS
                              --------------------

              The audited financial statements contained in the annual report for the fiscal year ended May 31, 1996 are hereby incorporated herein by reference. Copies of the Funds' annual reports may be obtained by calling the Trust at 1-800-622-FUND or by writing to the Trust at 4400 Computer Drive, Westborough, Massachusetts 01581.

              The financial statements for the Predecessor Fund for the fiscal period May 1, 1996 through May 31, 1996 and for the fiscal year ended April 30, 1996 and the period prior thereto are contained in the Predecessor Fund's Annual Report to Shareholders (the "Financial Statements"), which has been filed with the Securities and Exchange Commission and is incorporated into this Statement of Additional Information by reference. The Financial Statements and the information included in the Financial Highlights tables for the same periods which appear in the Fund's prospectus have been audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Fund, whose report thereon appears in such Annual Report. The Financial Statements in such Annual Report have been incorporated herein and in the Pennsylvania Tax Exempt Fund's Prospectus in reliance upon the report of said firm of independent accountants given upon their authority as experts in accounting and auditing.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS


BOND RATINGS
------------

                  The following summarizes the three highest ratings used by Standard & Poor's for bonds.

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the three highest ratings used by Moody's for bonds:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  Note: Those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1 and A1.


                  The following summarizes the three highest ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  To provide more detailed indications of credit quality, the "AA" and "A" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the three highest ratings used by Fitch for bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "A" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the three highest rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the two highest rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the two highest rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


                  Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the two highest rating categories used by Duff & Phelps for short-term debt obligations with an initial maturity of less than one year:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the two highest rating categories used by Fitch for commercial paper.

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F- 1+" and "F-1" categories.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the two highest rating categories used by IBCA for short-term debt:

                  "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment.


MUNICIPAL NOTES AND VARIABLE RATE DEMAND OBLIGATIONS RATINGS
------------------------------------------------------------

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the two highest ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 1996

                              MID CAP REGIONAL FUND

                                   EQUITY FUND

                               EQUITY INCOME FUND










This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Funds of Armada Funds (the "Trust"), dated September 30, 1996 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND, 4400 Computer Drive, Westborough, Massachusetts 01581.

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----

STATEMENT OF ADDITIONAL INFORMATION...........................................  1

RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES..............................  1

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................  8

DESCRIPTION OF SHARES......................................................... 10

ADDITIONAL INFORMATION CONCERNING TAXES....................................... 12

TRUSTEES AND OFFICERS......................................................... 14

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
    SERVICES AND TRANSFER AGENCY AGREEMENTS .................................. 16

SHAREHOLDER SERVICES PLAN..................................................... 20

PORTFOLIO TRANSACTIONS........................................................ 21

AUDITORS...................................................................... 22

COUNSEL....................................................................... 22

YIELD AND PERFORMANCE INFORMATION............................................. 23

MISCELLANEOUS................................................................. 27

FINANCIAL STATEMENTS.......................................................... 30

APPENDIX A....................................................................A-1

APPENDIX B....................................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Equity, Equity Income and Mid Cap Regional Funds. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.


                RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES
                ------------------------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the advisers' investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Funds.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Equity Income Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the advisers anticipate that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Equity Income Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of the Equity Income Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

WHEN-ISSUED SECURITIES
----------------------

                  Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

VARIABLE AND FLOATING RATE OBLIGATIONS
--------------------------------------

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the advisers. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SHORT TERM OBLIGATIONS
----------------------

                  Each Fund may invest in various short term obligations including those described below.

                  Investments include commercial paper and other short term promissory notes issued by corporations (including variable and floating rate instruments). In addition, each Fund may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S.

corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Each Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Each Fund may also make limited investments in "GICs" issued by U.S. insurance companies. When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to the Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when its advisers have determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.

REPURCHASE AGREEMENTS
---------------------

                  Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's advisers deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

                  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940.

U.S. GOVERNMENT OBLIGATIONS
---------------------------

                  Each Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the advisers believe that the credit risk with respect thereto is minimal.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

PORTFOLIO TURNOVER
------------------

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making fund decisions.

ADDITIONAL INVESTMENT LIMITATIONS
---------------------------------

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase securities on margin, make short sales of securities, or maintain a short position, except that each Fund may purchase and sell futures contracts and options on futures contracts in accordance with its investment objective.

                  2. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

                  3. Purchase or sell real estate, except that each Fund may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

                  4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs, except that a Fund may: (a) to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) purchase and sell futures contracts and options on futures contracts in accordance with its investment objective. In addition, each Fund may enter into forward currency contracts and other financial instruments in accordance with its investment objective and policies.

                  5. Invest in any issuer for the purpose of exercising control or management.

                  6. Purchase or retain securities of any issuer if the officers or trustees of the Trust or the officers or directors of its investment advisers owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.


                  In addition, the Equity Fund may not write or purchase put options, call options, straddles, spreads, or any combination thereof, except that the Fund may purchase and sell futures contracts and options on futures contracts in accordance with its investment objective.

                  The Equity Income Fund and Mid Cap Regional Fund may not write puts, calls or combinations thereof, except for transactions in: options on securities, financial instruments, currencies and indices of securities; futures contracts; options on futures contracts; forward currency contracts; interest rate swaps; and similar instruments.

                                    * * * * *

                  In addition, so long as a Fund is offering and selling its shares in the state of Texas the Fund may not (i) invest more than 5% of its net assets in warrants (included within that amount, but not to exceed 2%, may be warrants which are not listed on the New York or American Stock Exchange), (ii) invest in oil, gas or other mineral leases, or (iii) invest in real estate limited partnership interests.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by 440 Financial Distributors, Inc. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for more than seven days for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  There is no sales load charged on shares acquired through the reinvestment of dividends or distributions on such shares.

                  For the fiscal year ended May 31, 1996, sales loads paid by shareholders of the Equity, Equity Income and Mid Cap Regional Funds totalled $9,792, $4,477 and $9,968, respectively.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Funds permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS
--------------------------------------------

                  Illustrations of the computation of the offering price per Retail share of the Funds, based on the value of the Funds' net assets and number of outstanding shares on May 31, 1996 are as follows:

                                                       TABLE
                                                       -----

                                                    EQUITY FUND
                                                    -----------

Net Assets of Retail Shares..........................................................$6,012,523

Outstanding Retail Shares............................................................   333,129

Net Asset Value Per Share
($6,012,523 / 333,129)...............................................................    $18.05

Sales Charge, 3.75% of
offering price (3.90% of
net asset value per share)...........................................................     $0.70

Offering to Public...................................................................    $18.75


                                                EQUITY INCOME FUND
                                                ------------------

Net Assets of Retail Shares..........................................................  $263,139

Outstanding Retail Shares............................................................    20,796

Net Asset Value Per Share
($263,139 / 20,796)..................................................................    $12.65

Sales Charge, 3.75% of
offering price (3.90% of
net asset value per share)...........................................................     $0.49

Offering to Public...................................................................    $13.14

                                               MID CAP REGIONAL FUND
                                               ---------------------

Net Assets of Retail Shares.......................................................... $4,701,642

Outstanding Retail Shares............................................................    363,255

Net Asset Value Per Share
($4,701,642 / 363,255)...............................................................     $12.94

Sales Charge, 3.75% of
offering price (3.90% of
net asset value per share)...........................................................      $0.50

Offering to Public...................................................................     $13.44

EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Retail shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail shares and account number. The Transfer Agent's records of such instructions are binding.


                              DESCRIPTION OF SHARES
                              ---------------------

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 36 classes or series of shares. Six of these classes or series, which represent interests in the Equity Fund (Class H and Class H - Special Series 1), Equity Income Fund (Class M and Class M - Special Series 1) and Mid Cap Regional Fund (Class N and Class N - Special Series 1), are described in this Statement of Additional Information and the related Prospectus.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing fees that are allocable to such shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act; (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                  Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Treasury Department has issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the

Trust's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


                              TRUSTEES AND OFFICERS
                              ---------------------


                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                      ---------                           ----------------------
Richard B. Tullis                                   Trustee and Chairman                  Chairman Emeritus, Harris
5150 Three Village Drive                            of the Board                          Corporation (electronic
Lyndhurst, Ohio 44124                                                                     communication and
Age 82                                                                                    information processing
                                                                                          equipment), since October
                                                                                          1985; Director, NACCO
                                                                                          Materials Handling Group,
                                                                                          Inc. (manufacturer of
                                                                                          industrial fork lift
                                                                                          trucks), since 1984;
                                                                                          Director, Hamilton
                                                                                          Beach/Proctor-Silex, Inc.
                                                                                          (manufacturer of household
                                                                                          appliances), since 1990;
                                                                                          Director, Waste-Quip, Inc.
                                                                                          (waste handling
                                                                                          equipment), since 1989.

Thomas R. Benua, Jr.                                Trustee                               Chairman, EBCO
564 Hackberry Drive                                                                       Manufacturing Company and
Westerville, OH  43081                                                                    subsidiaries (manufacture,
Age 51                                                                                    sale and financing of
                                                                                          water coolers and
                                                                                          dehumidifiers), since
                                                                                          January 1996 and
                                                                                          President, January 1987 to
                                                                                          January 1996; Vice
                                                                                          President and Executive
                                                                                          Committee Member of Ebtech
                                                                                          Corp., (market and sell
                                                                                          bottled and point-of-use
                                                                                          coolers) since March 1991.


Leigh Carter*                                       Trustee, President                    Retired President and
13901 Shaker Blvd., #6B                             and Treasurer                         Chief Operating Officer,
Cleveland, OH  44120                                                                      BFGoodrich Company, August
Age 71                                                                                    1986 to September 1990;
                                                                                          Director, Adams Express
                                                                                          Company (closed-end
                                                                                          investment company), since
                                                                                          April 1982; Director,
                                                                                          Lamson & Sessions Co.
                                                                                          (producer of electrical
                                                                                          supplies for construction,
                                                                                          consumer power and
                                                                                          communications industry),
                                                                                          since April 1991;
                                                                                          Director, Petroleum &
                                                                                          Resources Corp., since
                                                                                          April 1987; Director,
                                                                                          Morrison Products
                                                                                          (manufacturer of blower
                                                                                          fans and air moving
                                                                                          equipment), since April
                                                                                          1983.

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                      ---------                           ----------------------
John F. Durkott                                     Trustee                               President and Chief
8600 Allisonville Road                                                                    Operating Officer,
Indianapolis, IN  46250                                                                   Kittle's Home Furnishings
Age 51                                                                                    Center, Inc., since
                                                                                          January 1982; partner,
                                                                                          Kittles Bloomington
                                                                                          Property Company, since
                                                                                          January 1981; partner,
                                                                                          KK&D (Affiliated Real
                                                                                          Estate Companies of
                                                                                          Kittle's Home Furnishings
                                                                                          Center), since January
                                                                                          1989.

Richard W. Furst, Dean                              Trustee                               Professor of Finance and
Carol Martin Gatton                                                                       Dean, Carol Martin Gatton,
College of Business and                                                                   College of Business and
Economics                                                                                 Economics, University of
University of Kentucky                                                                    Kentucky, since 1981;
Lexington, KY 40506-0034                                                                  Director, Studio Plus
Age 58                                                                                    Hotels, Inc., since 1994.

Robert D. Neary                                     Trustee                               Retired Co-Chairman of
32980 Creekside Drive                                                                     Ernst & Young, April 1984-
Pepper Pike, OH 44124                                                                     September 1993; Director,
Age 63                                                                                    Cold Metal Products, Inc.,
                                                                                          since March 1994;
                                                                                          Director, Zurn Industries,
                                                                                          Inc. (plumbing products
                                                                                          and engineering and
                                                                                          construction services),
                                                                                          since June 1995.

J. William Pullen                                   Trustee                               President and Chief
Whayne Supply Company                                                                     Executive Officer, Whayne
1400 Cecil Avenue                                                                         Supply Co. (engine and
P.O. Box 35900                                                                            heavy equipment
Louisville, KY 40232-5900                                                                 distribution), since 1986;
Age 57                                                                                    President and Chief
                                                                                          Executive Officer,
                                                                                          American Contractors
                                                                                          Rentals & Sales (rental
                                                                                          subsidiary of Whayne
                                                                                          Supply Co.), since 1988.

W. Bruce McConnel, III                              Secretary                             Partner of the law firm
Philadelphia National                                                                     Drinker Biddle & Reath,
  Bank Building                                                                           Philadelphia, Pennsylvania
Broad & Chestnut Sts.
Philadelphia, PA  19107
Age 52

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------                                      ---------                           ----------------------
John J. Burke                                       Assistant Treasurer                   Client Service Officer,
First Data Investor                                                                       First Data Investor
  Services Group, Inc.                                                                    Services Group, Inc. since
4400 Computer Drive                                                                       1991; prior thereto,
Westborough, MA  01581                                                                    Management Associate,
Age 31                                                                                    Fidelity Investments.

--------------------

* Mr. Carter is considered by the Trust to be an "interested person" of the Trust as defined in the 1940 Act.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1996, the Trust's trustees and officers as a group received aggregate fees of $69,875. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1996:

                                                                 PENSION OR
                                                                 RETIREMENT
                                                              BENEFITS ACCRUED                                     TOTAL
                                            AGGREGATE            AS PART OF               ESTIMATED            COMPENSATION
               NAME OF                    COMPENSATION           THE TRUST's          APPROVAL BENEFITS          FROM THE
          PERSON, POSITION               FROM THE TRUST           EXPENSES             UPON RETIREMENT             TRUST
          ----------------               --------------           --------             ---------------             -----
Richard B. Tullis, Trustee and               $13,000                 $0                      $0                   $13,000
Chairman

Thomas R. Benua, Jr., Trustee                $11,375                 $0                      $0                   $11,375

Leigh Carter, Trustee,                       $11,375                 $0                      $0                   $11,375
President and Treasurer

John F. Durkott, Trustee                     $11,375                 $0                      $0                   $11,375

Richard W. Furst, Trustee                    $11,375                 $0                      $0                   $11,375

J. William Pullen, Trustee                   $11,375                 $0                      $0                   $11,375

Robert D. Neary, Trustee                     $     0                 $0                      $0                   $     0


SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.


                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                     ---------------------------------------

ADVISORY AGREEMENTS
-------------------

                  As described in the Prospectus, National City, National City Columbus and National City Kentucky serve as investment advisers to the Equity Fund, Equity Income Fund, and National City Bank alone serves as investment adviser to the Mid Cap Regional Fund. Prior to September 26, 1990, only National City and National City Columbus served as advisers to the Equity Fund. The advisers are affiliates of National City Corporation, a bank holding company with $51 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $36 billion in assets. From time to time, the advisers may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to the Advisory Agreement, the Trust incurred advisory fees in the following amounts for (i) the fiscal years ended May 31, 1996, 1995 and 1994: $1,114,914, $814,885 and $724,220 respectively, for the
Equity Fund; (ii) the fiscal years ended May 31, 1996 and 1995: $370,633 and $131,109 (after waivers of $39,122) with respect to the Equity Income Fund; and
(iii) the fiscal years ended May 31, 1996 and 1995: $571,860 and $183,900 (after waivers of $27,051) with respect to the Mid Cap Regional Fund.

                  Each Advisory Agreement provides that the advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the advisers in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the advisers have undertaken in the Advisory Agreements to maintain their policy and practice of conducting their Trust Departments independently of their Commercial Departments.

                  The Advisory Agreement relating to the Equity Fund was approved by the shareholders of such Fund on September 26, 1990. The Advisory Agreements relating to the Equity Income and Mid Cap Regional Funds were approved by their sole shareholder prior to the Funds' commencement of investment operations. Unless sooner terminated, the Advisory Agreements will continue in effect with respect to a particular Fund until September 30, 1997 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Funds' Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreements may be terminated by the Trust or the advisers on 60 days written notice, and will terminate immediately in the event of its assignment.

                  If expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the advisers will reimburse the Trust for any such excess with respect to the Funds to the extent described in any written undertaking provided by the advisers to such state. To the Trust's knowledge, as of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Trust provides that annual expenses (as defined by statute) may not exceed 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the remaining average net assets of a particular Fund. Such amount, if any, will be estimated, reconciled and paid on a monthly basis. The fees Banks may charge to Customers for services provided in connection with their investments in the Trust are not covered by the state securities expense limitations described above.

ADMINISTRATION AND ACCOUNTING SERVICE AGREEMENT
-----------------------------------------------

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following fees to PFPC for
(i) the fiscal years ended May 31, 1996, 1995 and 1994: $148,244, $108,651 and
$96,563 respectively, for the Equity Fund; (ii) the fiscal years ended May 31, 1996 and 1995: $49,418 and $17,597 (after waivers of $5,100) with respect to the Equity Income Fund; and (iii) the fiscal years ended May 31, 1996 and 1995:
$76,026 and $23,006 (after waivers of $5,121) with respect to the Mid Cap Regional Fund.

DISTRIBUTION PLAN AND RELATED AGREEMENT
---------------------------------------

                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Plan") which permits the Trust to bear certain expenses in connection with the distribution of its shares. As required by Rule 12b-1, the Trust's 12b-1 Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plan or any agreement relating to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreement will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plan that would materially increase the distribution expenses of a Fund requires approval by its shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plan or related agreement. The Plan and related agreement may be terminated as to a particular Fund by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The Trusts' Plan provides that each Fund will reimburse the Distributor for distribution expenses in an amount not to exceed .10% of such fund's average net assets. Distribution expenses payable by the Distributor pursuant to the Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders. In addition, the Plan provides that the Trust will pay the Distributor an annual distribution fee of $250,000 payable monthly and accrued daily by all of the Trust's investment funds with respect to which the Distributor is distributing shares. For the fiscal years ended May 31, 1996 and 1995, the Trust paid the Distributor $71,862 and $67,272 with respect to the Equity Fund, $26,756 and $10,408 with respect to the Equity Income Fund and $39,204 and $31,486 with respect to the Mid Cap Regional Fund. Of the aggregate amount paid to the Distributor by the Trust with respect to the Equity Fund approximately $1,752 and $959 was attributable to postage, $1,651 and $3,919 was attributable to communications with shareholders, $57,529 and $51,233 was attributable to advertisement/promotions and $10,930 and $11,161 was attributable to general compensation to the Distributor. Of the aggregate amount paid to the Distributor by the Trust with respect to the Equity Income Fund approximately $621 and $119 was attributable to postage, $586 and $4,192 was attributable to communications with shareholders, $21,886 and $4,256 was attributable to advertisement/ promotions and $3,663 and $1,842 was attributable to general compensation to the Distributor. Of the aggregate amount paid to the Distributor by the Trust with respect to the Mid Cap Regional Fund approximately $906 and $222 was attributable to postage, $853 and $7,132 was attributable to communications with shareholders, $31,745 and $22,263 was attributable to advertisement/promotions and $5,700 and $1,869 was attributable to general compensation to the Distributor.

                  The Plan has been approved, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the

Plan and (2) the vote of a majority of the entire Board of Trustees.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                  National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

                  First Data Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc., d/b/a 440 Financial) (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.


                            SHAREHOLDER SERVICES PLAN
                            -------------------------

                  As stated in the Prospectus, the Trust has implemented the Services Plan with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail shares;
(v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.


                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to their Advisory Agreements with the Trust, National City, National City Columbus and National City Kentucky are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The advisers purchase portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the fiscal years ended May 31, 1996 and 1995, the Equity, Equity Income and Mid Cap Regional Funds paid $265,644 and $80,991, $102,100 and $68,108 and $356,904 and $217,900 in
brokerage commissions, respectively.

                  While the advisers generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the advisers may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the advisers and does not reduce the fees payable to the advisers by the Fund. Such information may be useful to the advisers in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out their obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Fund's advisers, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to its advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  While serving as advisers to the Fund, National City, National City Columbus and National City Kentucky have agreed to maintain their policy and practice of conducting their Trust departments independently of their Commercial Departments. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the advisers. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, the advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.


                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust.

The financial statements, as of and for the period ended May 31, 1996, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.


                        YIELD AND PERFORMANCE INFORMATION
                        ---------------------------------

                  The Equity Income Fund's "yield" described in the Prospectus is calculated by dividing each Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                         a-b 6
                            Yield = 2 [(------) - 1]
                                        cd + 1

         Where:      a =      dividends and interest earned during the
                              period.

                     b =      expenses accrued for the period (net of
                              reimbursements).

                     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                     d = maximum offering price per share on the last day of the period.

                  The Equity Income Fund calculates interest earned on debt obligations held in its fund by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of Retail Shares" in the Prospectus.

                  For the 30-day period ended May 31, 1996, the yields of the Retail and Institutional shares of the Equity, Equity Income and Mid Cap Regional Funds were 0.44% and 0.70%, 1.14% and 2.71% and 0.41% and 0.66%, respectively.

                  Each Fund computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                       ERV  1/n
                                T = [(-----) - 1]
                                        P

         Where:      T =      average annual total return

                   ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                     P =      hypothetical initial payment of $1,000

                     n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                       ERV
                                  T = (---) - 1
                                        P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Funds' mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the measuring period covered by the computation.

                  The average annual total returns for the one year period ending May 31, 1996 were 19.65% (after taking the sales load into account) and 24.34% (without taking into account any sales load), for the Equity Fund's Retail Shares and 24.61% for the Equity Fund's Institutional shares. The average annual total returns since the Equity Fund's commencement of operations through May 31, 1996 were 11.22% (after taking into account the sales load) and 11.88% (without taking into account any sales load), for its Retail shares and 12.11% for the Institutional shares.

                  The average annual total returns for the one year period ended May 31, 1996 were 14.88% (after taking the sales load into account) and 19.37% (without taking into account any sales load), for the Equity Income Fund's Retail shares and 19.72% for the Equity Income Fund's Institutional shares. The average annual total returns since the Equity Income Fund's commencement of operations through May 31, 1996 were 14.12% (after taking into account the sales load) and 16.60% (without taking into account any sales load), for its Retail shares and 17.09% for the Institutional shares.

                  The average annual total returns for the period ended May 31, 1996 were 17.68% (after taking the sales load into account) and 22.28% (without taking into account any sales load), for the Mid Cap Regional Fund's Retail shares and 22.64% for the Mid Cap Regional Fund's Institutional shares. The average annual total returns since the Mid Cap Regional Fund's commencement of operations through May 31, 1996 were 16.35% (after taking into account the sales load) and 18.88% (without taking into account any sales load), for its Retail shares and 20.19% for the Institutional shares.

                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments (with respect to the Equity and Equity Income Funds), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.

                  The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Equity Income Fund as of September 11, 1996:

                                                                               PERCENTAGE OF
                                                     NUMBER OF                  OUTSTANDING
                                                   INSTITUTIONAL               INSTITUTIONAL
EQUITY INCOME FUND                                    SHARES                       SHARES
------------------                                 -------------               -------------
National City Non Contributory                      2,150,975.750                  35.27%
  Pension Plan
National City Corporation
Attn: Karl A. Johns
Secretary, Pension Committee
1900 E. Ninth Street
Cleveland, Ohio  44114

National City Non-Contributory                      2,050,977.907                  33.63%
  Retirement Trust
Attn: Trust Mutual Funds
P. O. Box 94777
Cleveland, OH  44101

Integra Financial Pension Plan                      1,018,297.530                  16.70%
National City Bank of Pennsylvania
400 Fourth Avenue
Pittsburgh, PA  15222

National City Savings and                             376,104.300                   6.17%
  Investment Plan
National City Corporation
1900 East Ninth Street
Cleveland, Ohio  44114

                  The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Mid Cap Regional Fund as of September 11, 1996:


                                                                                 PERCENTAGE OF
                                                       NUMBER OF                 OUTSTANDING
                                                     INSTITUTIONAL               INSTITUTIONAL
MID CAP REGIONAL FUND                                    SHARES                     SHARES
---------------------                                -------------               -------------
National City                                         2,144,732.86                   25.25%
  Non Contributory
Pension Plan
Attn:  Karl A. Johns
1900 East Ninth Street
Cleveland, Ohio  44114

National City Savings &                                624,609.450                    7.35%
  Investment Plan
National City Corporation
1900 East Ninth Street
Cleveland, OH  44101

Integra Financial Pension Plan                         528,771.380                    6.23%
National City Bank of Pennsylvania
400 Fourth Avenue
Pittsburgh, PA  15222

Dispatch Printing Company                              518,032.920                    6.10%
c/o National City Bank of
  Columbus
155 East Broad Street,
Trust Division
Columbus, OH  43251

Cleveland Foundation                                   441,605.090                    5.20%
c/o National City Bank, 8th Floor
1900 East Ninth Street
Cleveland, OH  44114

                  The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Equity Fund as of September 11, 1996:


                                                                                 PERCENTAGE OF
                                                       NUMBER OF                 OUTSTANDING
                                                     INSTITUTIONAL               INSTITUTIONAL
EQUITY FUND                                             SHARES                     SHARES
-----------                                          --------------              -------------
Integra Financial Pension Plan                        2,520,672.060                  22.82%
National City Bank of
 Pennsylvania
400 Fourth Avenue
Pittsburgh, PA  15222


                  The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Equity Income Fund as of September 11, 1996:



                                                                                  PERCENTAGE OF
                                                        NUMBER OF                 OUTSTANDING
EQUITY INCOME FUND                                     RETAIL SHARES              RETAIL SHARES
------------------                                    --------------              -------------
Wheat First FBO                                       2,010.146                      9.199%
A/C 3935-1781
Lawanah Harris IRA
WFS as custodian
U/A DTD 9/9/96
244 Natale Drive
Cortland, OH 44410

Wheat First FBO                                       1,168.196                     5.346%
A/C 4176-5350
John E Hoeffel &
Carol Hoeffel, Jten
972 Glenwood Ave.
Napoleon, OH 43545

Wheat First FBO                                       5,449.308                    24.938%
Carroll C Homans TTEE
or Allan and Carrol Homans
Declaration of Trust U/A 5/19/92
1190 Sugar Sands Blvd Apt 517
Riviera Beach, FL 33404

Wheat First FBO                                       1,548.741                     7.087%
A/C 7970-4910
Melva D. Upshaw
WFS as custodian
U/A DTD 09/09/96
15100 Minerva Ave.
Dolton, IL 60419

          To the Trust's knowledge, no shareholder beneficially held 5% or more of the outstanding Retail classes of the Equity or Mid Cap Regional Funds of September 11, 1996.


                              FINANCIAL STATEMENTS
                              --------------------



The audited financial statements contained in the annual report for the fiscal year ended May 31, 1996 are hereby incorporated herein by reference. Copies of the annual report may be obtained by calling the Trust at 1-800-622-FUND or by writing to the Trust at 4400 Computer Drive, Westborough, Massachusetts 01581.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS


CORPORATE LONG-TERM DEBT RATINGS
--------------------------------

                  The following summarizes the four highest ratings used by Standard & Poor's for corporate debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the four highest ratings used by Moody's for corporate debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


                  Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1 and A1.

                  The following summarizes the four highest ratings used by Duff & Phelps for corporate debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  To provide more detailed indications of credit quality, the "AA," "A" and "BBB" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                  The following summarizes the four highest ratings used by Fitch for corporate bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the four highest rating categories used by IBCA for bonds:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the highest rating category used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations such as short-term notes, municipal notes, variable rate demand instruments and commercial paper:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the highest rating category used by IBCA for short-term notes including commercial paper:

                  "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                                   APPENDIX B

                  As stated in the Prospectus, the Mid Cap Regional Fund (the "Fund") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.  INDEX FUTURES CONTRACTS
    -----------------------

                  GENERAL. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its Fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its Fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Fund will decline prior to the time of sale.

II.  MARGIN PAYMENTS
     ---------------

                  Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS
      ------------------------------------------

                  There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the advisers. It is also possible that, where the Fund has sold futures to hedge its Fund against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

                  When futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund will continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the advisers ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.  OPTIONS ON FUTURES CONTRACTS
     ----------------------------

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V.  OTHER MATTERS
    -------------

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 1996

                           TOTAL RETURN ADVANTAGE FUND

                                FIXED INCOME FUND

                              ENHANCED INCOME FUND

                                    GNMA FUND

                          INTERMEDIATE GOVERNMENT FUND








This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the above Funds of Armada Funds (the "Trust"), dated September 30, 1996 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND, 4400 Computer Drive, Westborough, Massachusetts 01581.

                                TABLE OF CONTENTS
                                -----------------


                                                                          PAGE
                                                                          ----


         STATEMENT OF ADDITIONAL INFORMATION................................

         RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES...................

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.....................

         DESCRIPTION OF SHARES..............................................

         ADDITIONAL INFORMATION CONCERNING TAXES............................

         TRUSTEES AND OFFICERS..............................................

         ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
         SERVICES AND TRANSFER AGENCY AGREEMENTS............................

         SHAREHOLDER SERVICES PLAN..........................................

         PORTFOLIO TRANSACTIONS.............................................

         AUDITORS...........................................................

         COUNSEL............................................................

         YIELD AND PERFORMANCE INFORMATION..................................

         MISCELLANEOUS......................................................

         FINANCIAL STATEMENTS...............................................

         APPENDIX A.........................................................

         APPENDIX B.........................................................

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Fixed Income, Enhanced Income and Total Return Advantage, Intermediate Government and GNMA Funds. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                  The Intermediate Government Fund and GNMA Fund commenced operations on August 10, 1994 as separate investment portfolios (the "Predecessor Intermediate Government Fund" and the "Predecessor GNMA Fund", collectively the "Predecessor Funds") of Inventor Funds, Inc. which was organized as a Maryland corporation. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of Armada. Prior to the reorganization, the Predecessor Funds offered and sold shares of stock that were similar to Armada's Retail shares of beneficial interest.

                RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES
                ------------------------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT

                  Further information on the advisers' investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Funds.

ASSET-BACKED SECURITIES

                  Each Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations ("CMOS") issued by private companies.

                  Each Fund may invest in securities the timely payment of principal and interest on which are guaranteed by the Government National Mortgage Association ("GNMA") a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

FOREIGN CURRENCY TRANSACTIONS

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Enhanced Income and Total Return Advantage Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of fund securities but rather allow a Fund to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Enhanced Income and Total Return Advantage Funds' adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of the Enhanced Income and Total Return Advantage Funds' assets that could be required to consummate forward contracts will be established with the Funds' Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

INTEREST RATE SWAPS

                  The Enhanced Income, Total Return Advantage and GNMA Funds may enter into interest rate swaps for hedging purposes and not for speculation. These Funds will typically use interest rate swaps to preserve a return on a particular investment or portion of its Fund or to shorten the effective duration of their Fund investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

                  The Enhanced Income, Total Return Advantage and GNMA Funds will only enter into interest rate swaps on a net basis, (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Funds' custodian.

                  If there is a default by the other party to an interest rate swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

FUTURES CONTRACTS AND RELATED OPTIONS

                  The Enhanced Income and Total Return Advantage Funds may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts. The GNMA and Intermediate Government Funds may purchase and sell futures contracts only on U.S. Treasury obligations. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

INCOME PARTICIPATION LOANS

                  The Fixed Income, Enhanced Income and Total Return Advantage Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

WHEN-ISSUED SECURITIES

                  Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

VARIABLE AND FLOATING RATE OBLIGATIONS

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the advisers. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SHORT TERM OBLIGATIONS

                  The Fixed Income, Enhanced Income and Total Return Advantage Funds may invest in various short term obligations including those described below.

                  Investments include commercial paper and other short term promissory notes issued by corporations (including variable and floating rate instruments). In addition, The Fixed Income, Enhanced Income and Total Return Funds may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each such Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal

Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Fixed Income, Enhanced Income and Total Return Advantage Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of each such Fund's total assets at the time of purchase.

                  The Fixed Income, Enhanced Income and Total Return Advantage Funds may also make limited investments in a Guaranteed Investment Contract ("GIC") issued by U.S. insurance companies. When investing in GICs, a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when its advisers have determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.

U.S. GOVERNMENT OBLIGATIONS

                  The Fixed Income, Enhanced Income, Total Return Advantage and Intermediate Government Funds may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the advisers believe that the credit risk with respect thereto is minimal.

SECURITIES OF OTHER INVESTMENT COMPANIES

                  Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

LENDING OF PORTFOLIO SECURITIES

                  The Intermediate Government Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of its total assets taken at fair market value. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

PORTFOLIO TURNOVER

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making fund decisions.

ADDITIONAL INVESTMENT LIMITATIONS

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:

                  1. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (i) each Fund may purchase and sell futures contracts and options on futures contracts in accordance with its investment objective; and (ii) the GNMA Fund may obtain short term credits as necessary for the clearance of securities transactions and make short sales "against the box" as described in the Prospectus.

                  2. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

                  3. Purchase or sell real estate, or, in the case of the GNMA and Intermediate Government Funds, real estate limited partnerships, except that the Fixed Income, Enhanced Income and Total Return Advantage Funds may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

                  4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs, except that a Fund may: (a) to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) purchase and sell futures contracts and options on futures contracts in accordance with its investment objective. In addition, the Fixed Income, Enhanced Income and Total Return Advantage Funds may enter into forward currency contracts and other financial instruments in accordance with its investment objective and policies.

                  5. Invest in any issuer for the purpose of exercising control or management.

                  6. Purchase or retain securities of any issuer if the officers or trustees of the Trust or the officers or directors of its investment advisers owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

                  7. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by the Fund's investment limitations in aggregate amounts not to exceed 33 1/3% of the Fund's total assets taken at current value at the time of the incurrence of such loan.

                  8. Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only as to 75% of the Fund's net assets.

                  9. Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

                  10. Issue senior securities (as defined in the Investment Company Act of 1940), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

                  In addition, the Fixed Income, GNMA and Intermediate Government Funds may not write or purchase put options, call options, straddles, spreads, or any combination thereof, except that the Funds may purchase and sell futures contracts and options on futures contracts in accordance with their investment objectives.

                  The Enhanced Income Fund and Total Return Advantage Fund may not write puts, calls or combinations thereof, except for transactions in: options on securities, financial instruments, currencies and indices of securities; futures contracts; options on futures contracts; forward currency contracts; interest rate swaps; and similar instruments.

                  The GNMA and Intermediate Government Funds may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of their respective net assets.

                  The GNMA and Intermediate Government Funds may not purchase securities of any company which has (with predecessors) a record of less than three years continuing operations, if, as a result, more than 5% of the total assets of each such Fund (taken at current value) would be invested in such securities.

                  The foregoing percentages will apply at the time of purchase of a security. If a Fund exceeds its limitation on the holding of illiquid securities, it will sell illiquid securities as necessary to maintain the required liquidity when the adviser believes it is in the best interests of the Fund to do so.

                                *   *   *   *   *

                  In addition, so long as a Fund is offering and selling its shares in the state of Texas the Fund may not (i) invest more than 5.0% of its net assets in warrants (including within that amount, but not to exceed 2.0%, may be warrants that are not listed on the New York or American Stock Exchange; (ii) invest in oil, gas, or other mineral leases; and (iii) invest in real estate limited partnership interests.

                  So long as the GNMA and Intermediate Government Funds are offering and selling their respective shares in the State of Ohio, the Funds may not (i) purchase or retain the securities of any issuer if the Trustees and officers of the Trust and the advisers beneficially own more than 5% of that issuer, and (ii) invest in the securities of other investment companies if the broker's commission is more than customary.

                  In order to comply with the securities laws of Arkansas, the GNMA and Intermediate Government Funds will not knowingly invest more than 10% of their respective net assets in securities that are illiquid. This limitation is more restrictive than the 15% limit contained in the Prospectus and supersedes that 15% limit.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in each Fund are sold on a continuous basis by 440 Financial Distributors, Inc. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for more than seven days for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  There is no sales load charged on shares acquired through the reinvestment of dividends or distributions on such shares.

                  For the fiscal year ended May 31, 1996, sales loads paid by shareholders of the Fixed Income, Enhanced Income and Total Return Advantage Funds totalled $4,002, $6,935 and $1,240, respectively.

                  For the one-month fiscal period ended May 31, 1996, no sales loads were paid by shareholders of the Predecessor GNMA and Intermediate Government Funds. For the fiscal year ended April 30, 1996, sales loads paid by shareholders of the Predecessor GNMA and Intermediate Government Funds totalled $1,391.24 and $8,175.50, respectively.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Funds permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Lehman Intermediate Government Index.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS

                  Illustrations of the computation of the offering price per Retail share of the Fixed Income, Enhanced Income and Total Return Advantage Funds, based on the value of the Funds' net assets and number of outstanding shares on May 31, 1996 are as follows:

                                      TABLE
                                      -----

                                FIXED INCOME FUND
Net Assets of Retail Shares............................           $ 6,216,191

Outstanding Retail Shares..............................               600,711

Net Asset Value Per Share
($6,216,191 / 600,771).................................           $     10.35

Sales Charge, 3.75% of
offering price (3.90% of
net asset value per share).............................                  0.40

Offering to Public.....................................           $     10.75



                              ENHANCED INCOME FUND

Net Assets of Retail Shares............................           $ 1,717,579


Outstanding Retail Shares..............................               171,392


Net Asset Value Per Share
($1,717,579 / 171,392).................................           $     10.02


Sales Charge, 2.75% of
offering price (2.80% of
net asset value per share).............................                  0.28

Offering to Public.....................................           $     10.30

                           TOTAL RETURN ADVANTAGE FUND
Net Assets of Retail Shares..........................................$ 2,040,140

Outstanding Retail Shares............................................    206,613

Net Asset Value Per Share
($2,040,140 / 206,613)...............................................$      9.87


Sales Charge, 3.75% of
offering price (3.90% of
net asset value per share)...........................................       0.38

Offering to Public...................................................$     10.25


Illustrations of the computation of the offering price per Retail share of the Fund, based on the value of the Predecessor GNMA and Intermediate Government Funds' net assets and number of outstanding shares on April 30, 1996 are as follows:


                             INTERMEDIATE GOVERNMENT
                                      FUND
Net Assets of Retail Shares..........................................$89,901,309

Outstanding Retail Shares............................................  8,952,005
Net Asset Value Per Share
($89,901,309 / 8,952,005)............................................$     10.04

Sales Charge, 4.00% of
offering price (4.18% of
net asset value per share)...........................................$      0.42

Offering to Public...................................................$     10.46



                                    GNMA FUND

Net Assets of Retail Shares..........................................$62,160,843

Outstanding Retail Shares............................................  6,142,810

Net Asset Value Per Share
($62,160,843 / 6,142,810.............................................$     10.12
Sales Charge, 4.00% of
offering price (4.15% of
net asset value per share)...........................................$      0.42

Offering to Public...................................................$     10.54

EXCHANGE PRIVILEGE

                  Investors may exchange all or part of their Retail shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail shares and account number. The Transfer Agent's records of such instructions are binding.


                              DESCRIPTION OF SHARES
                              ---------------------

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 36 classes or series of shares. Ten of these classes or series, which represent interests in the Fixed Income Fund (Class I and Class I - Special Series 1), Enhanced Income Fund (Class O and Class O - Special Series 1), Total Return Advantage Fund (Class P and Class P - Special Series 1), GNMA Fund (Class S and Class S - Special Series 1) and Intermediate Government Fund (Class R and Class R - Special Series 1) are described in this Statement of Additional Information and the related Prospectus.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing fees that are allocable to such shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. Some of the investments that the Funds may make (such as equipment lease and trust certificates) may not be securities or may not produce qualifying income. Therefore, it may be necessary for the advisers to restrict the investments of the Funds to ensure that nonqualifying income does not exceed 10% of its total gross income for a taxable year.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                  Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of such Funds' shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients".


                              TRUSTEES AND OFFICERS
                              ---------------------

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                          PRINCIPAL OCCUPATION
                              POSITION WITH               DURING PAST 5 YEARS
NAME AND ADDRESS                THE TRUST                 AND OTHER AFFILIATIONS
----------------                ---------                 ----------------------

Richard B. Tullis             Trustee and Chairman        Chairman Emeritus, Harris
5150 Three Village Drive      of the Board                Corporation (electronic
Lyndhurst, Ohio 44124                                     communication and
Age 82                                                    information processing
                                                          equipment), since October
                                                          1985; Director, NACCO
                                                          Materials Handling Group,
                                                          Inc. (manufacturer of
                                                          industrial fork lift
                                                          trucks), since 1984;
                                                          Director, Hamilton
                                                          Beach/Proctor-Silex, Inc.
                                                          (manufacturer of household
                                                          appliances), since 1990;
                                                          Director, Waste-Quip, Inc.
                                                          (waste handling
                                                          equipment), since 1989.

                                                          PRINCIPAL OCCUPATION
                              POSITION WITH               DURING PAST 5 YEARS
NAME AND ADDRESS                THE TRUST                 AND OTHER AFFILIATIONS
----------------              -------------               ----------------------
Thomas R. Benua, Jr.          Trustee                      Chairman, EBCO
564 Hackberry Drive                                        Manufacturing Company and
Westerville, OH  43081                                     subsidiaries (manufacture,
Age 51                                                     sale and financing of
                                                           water coolers and
                                                           dehumidifiers), since
                                                           January 1996 and
                                                           President, January
                                                           1987 to January 1996;
                                                           Vice President and
                                                           Executive Committee
                                                           Member of Ebtech
                                                           Corp., (market and
                                                           sell bottled and
                                                           point-of-use coolers)
                                                           since March 1991.

Leigh Carter*                 Trustee, President           Retired President and
13901 Shaker Blvd., #6B       and Treasurer                Chief Operating Officer,
Cleveland, OH  44120                                       BFGoodrich Company, August
Age 71                                                     1986 to September 1990;
                                                           Director, Adams
                                                           Express Company
                                                           (closed-end
                                                           investment company),
                                                           since April 1982;
                                                           Director, Lamson &
                                                           Sessions Co.
                                                           (producer of
                                                           electrical supplies
                                                           for construction,
                                                           consumer power and
                                                           communications
                                                           industry), since
                                                           April 1991; Director,
                                                           Petroleum & Resources
                                                           Corp., since April
                                                           1987; Director,
                                                           Morrison Products
                                                           (manufacturer of
                                                           blower fans and air
                                                           moving equipment),
                                                           since April 1983.

John F. Durkott               Trustee                      President and Chief
8600 Allisonville Road                                     Operating Officer,
Indianapolis, IN  46250                                    Kittle's Home Furnishings
Age 51                                                     Center, Inc., since
                                                           January 1982;
                                                           partner, Kittles
                                                           Bloomington Property
                                                           Company, since
                                                           January 1981;
                                                           partner, KK&D
                                                           (Affiliated Real
                                                           Estate Companies of
                                                           Kittle's Home
                                                           Furnishings Center),
                                                           since January 1989.

                                                          PRINCIPAL OCCUPATION
                              POSITION WITH               DURING PAST 5 YEARS
NAME AND ADDRESS                THE TRUST                 AND OTHER AFFILIATIONS
----------------              -------------               ----------------------
Richard W. Furst, Dean        Trustee                     Professor of Finance and
Carol Martin Gatton                                       Dean, Carol Martin Gatton,
College of Business and                                   College of Business and
Economics                                                 Economics, University of
University of Kentucky                                    Kentucky, since 1981;
Lexington, KY 40506-0034                                  Director, Studio Plus
Age 58                                                    Hotels, Inc., since 1994.

Robert D. Neary               Trustee                     Retired Co-Chairman of
32980 Creekside Drive                                     Ernst & Young, April 1984-
Pepper Pike, OH 44124                                     September 1993; Director,
Age 63                                                    Cold Metal Products, Inc.,
                                                          since March 1994;
                                                          Director, Zurn Industries,
                                                          Inc. (plumbing products
                                                          and engineering and
                                                          construction services),
                                                          since June 1995.

J. William Pullen             Trustee                     President and Chief
Whayne Supply Company                                     Executive Officer, Whayne
1400 Cecil Avenue                                         Supply Co. (engine and
P.O. Box 35900                                            heavy equipment
Louisville, KY 40232-5900                                 distribution), since 1986;
Age 57                                                    President and Chief
                                                          Executive Officer,
                                                          American Contractors
                                                          Rentals & Sales
                                                          (rental subsidiary of
                                                          Whayne Supply Co.),
                                                          since 1988.

W. Bruce McConnel, III        Secretary                   Partner of the law firm
Philadelphia National                                     Drinker Biddle & Reath,
  Bank Building                                           Philadelphia, Pennsylvania
Broad & Chestnut Sts.
Philadelphia, PA  19107
Age 52

John J. Burke                 Assistant Treasurer         Client Service Officer,
First Data Investor                                       First Data Investor
  Services Group, Inc.                                    Services Group, Inc. since
4400 Computer Drive                                       1991; prior thereto,
Westborough, MA  01581                                    Management Associate,
Age 31                                                    Fidelity Investments.

--------------------

* Mr. Carter is considered by the Trust to be an "interested person" of the Trust as defined in the 1940 Act.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1996, the Trust's trustees and officers as a group received aggregate fees of

$69,875. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1996:

                                                                     PENSION OR
                                                                     RETIREMENT
                                                                  BENEFITS ACCRUED                                       TOTAL
                                             AGGREGATE               AS PART OF               ESTIMATED              COMPENSATION
               NAME OF                     COMPENSATION              THE TRUST'S          APPROVAL BENEFITS            FROM THE
          PERSON, POSITION                FROM THE TRUST              EXPENSES             UPON RETIREMENT              TRUST
          ----------------                --------------              --------             ---------------              -----
Richard B. Tullis, Trustee and                13,000                     $0                      $0                     13,000
Chairman

Thomas R. Benua, Jr., Trustee                 11,375                     $0                      $0                     11,375

Leigh Carter, Trustee,                        11,375                     $0                      $0                     11,375
President and Treasurer

John F. Durkott, Trustee                      11,375                     $0                      $0                     11,375

Richard W. Furst, Trustee                     11,375                     $0                      $0                     11,375

J. William Pullen, Trustee                    11,375                     $0                      $0                     11,375

Robert D. Neary, Trustee                        $0                       $0                      $0                       $0


SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.


                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                -------------------------------------------------

ADVISORY AGREEMENT

                  As described in the Prospectus, National City, National City Columbus and National City Kentucky serve as investment advisers to the Fixed Income Fund; and National Asset Management Corporation ("NAM") serves as investment adviser to the Enhanced Income and Total Return Advantage Funds. National City alone serves as investment adviser to the GNMA and Intermediate Government Funds. Prior to September 26, 1990, only National City and National City Columbus served as advisers to the Fixed Income Fund. The advisers are affiliates of National City Corporation, a bank holding company with $51 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $36 billion in assets. From time to time, the advisers may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to the Advisory Agreement, the Trust incurred advisory fees in the following amounts for (i) the fiscal years ended May 31, 1996, 1995 and 1994: $588,875, $481,437 (after waivers of $12,158) and $601,710
(after waivers of $322,518), respectively, for the Fixed Income Fund; (ii) the fiscal years ended May 31, 1996 and 1995: $0 (after waivers of $298,505) and $0 (after waivers of $236,026) with respect to the Enhanced Income Fund; and (iii) the fiscal years ended May 31, 1996 and 1995: $0

(after waivers of $1,545,558) and $0 (after waivers of $1,176,389) with respect to the Total Return Advantage Fund.

                  For the one-month fiscal period ended May 31, 1996, the fiscal year ended April 30, 1996 and the period from August 10, 1994 (commencement of operations) through April 30, 1995, Integra Trust Company ("Integra"), the investment adviser to the Predecessor Intermediate Government and GNMA Funds, earned advisory fees of (i) $53,654 and $36,971; (ii) $602,602 and $385,463; and
(iii) $132,372 and 178,282, respectively. Integra waived advisory fees during the same periods in the amounts of (i) $11,464 and $9,583; (ii) $130,371 and $107,340; and (iii) $76,919 and $72,352, respectively.

                  Each Advisory Agreement provides that the advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the advisers in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the advisers have undertaken in their Advisory Agreements to maintain their policy and practice of conducting their Trust Departments independently of their Commercial Departments.

                  The Advisory Agreement relating to the Fixed Income Fund was approved by the shareholders of the Fund on September 26, 1990. The Advisory Agreement with respect to the Enhanced Income and Total Return Advantage Funds was approved by their sole shareholder prior to the Funds' commencement of investment operations. The Advisory Agreement with respect to the GNMA and Intermediate Government Funds was approved by their respective sole shareholders prior to their commencement of operations. Unless sooner terminated, each Advisory Agreement will continue in effect with respect to each Fund to which it relates until September 30, 1997 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Fund's Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement may be terminated by the Trust or the advisers on 60 days written notice, and will terminate immediately in the event of its assignment.

                  If expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Fund's advisers will reimburse the Trust for any such excess with respect to the Fund to the extent described in any written undertaking provided by the advisers to such state. To the

Trust's knowledge, as of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Trust provides that annual expenses (as defined by statute) may not exceed 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the remaining average net assets of a particular Fund. Such amount, if any, will be estimated, reconciled and paid on a monthly basis. The fees banks and NAM may charge to Customers for services provided in connection with their investments in the Trust are not covered by the state securities expense limitations described above.

ADMINISTRATION AND ACCOUNTING SERVICE AGREEMENT

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following fees to PFPC for
(i) the fiscal years ended May 31, 1996, 1995 and 1994: $107,068, $89,856 and
$109,402, respectively for the Fixed Income Fund; (ii) the fiscal years ended May 31, 1996 and 1995: $866,336 and $37,396 (after waivers of $14,882) with respect to the Enhanced Income Fund; and (iii) the fiscal years ended May 31, 1996 and 1995: $260,951 and $150,557 (after waivers of $55,353) with respect to the Total Return Advantage Fund.

                  For the one-month fiscal period ended May 31, 1996, the fiscal year ended April 30, 1996 and the period from August 10, 1994 (commencement of operations) through April 30, 1995, SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor Intermediate Government and GNMA Funds and earned the following fees: (i) $13,797 and $9,507; (ii) $154,955 and $99,119; and (iii) $65,623 and
$52,643, respectively.

DISTRIBUTION PLAN AND RELATED AGREEMENT

                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Plan") which permits the Trust to bear certain expenses in connection with the distribution of its shares. As required by Rule 12b-1, the Trust's 12b-1 Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plan or any agreement relating to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreement will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plan that would materially increase the distribution expenses of a Fund requires approval by its shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plan or related agreement. The Plan and related agreement may be terminated as to a particular Fund by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The Trust's Plan provides that each fund will reimburse the Distributor for distribution expenses in an amount not to exceed .10% of such fund's average net assets. Distribution expenses payable by the Distributor pursuant to the Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders. In addition, the Plan provides that the Trust will pay the Distributor an annual distribution fee of $250,000 payable monthly and accrued daily by all of the Trust's investment funds with respect to which the Distributor is distributing shares. For the fiscal years ended May 31, 1996 and 1995, the Trust paid the Distributor a total of $50,496 and $51,163 with respect to the Fixed Income Fund, $4,453 and $8,805 with respect to the Enhanced Income Fund and $18,798 and $27,748 with respect to the Total Return Advantage Fund. Of the aggregate amount paid to the Distributor by the Trust with respect to the Fixed Income Fund, approximately $1,310 and $988 was attributable to postage, $1,232 and $3,867 was attributable to communications with shareholders, $40,090 and $36,019 was attributable to advertisement/promotions and $7,864 and $10,289 was attributable to general compensation to the Distributor. Of the aggregate amount paid to the Distributor by the Trust with respect to the Enhanced Income Fund, approximately $0 and $102 was attributable to postage, $0 and $2,364 was attributable to communications with shareholders, $0 and $1,088 was attributable to advertisement/promotions and $4,453 and $5,251 was attributable to general compensation to the Distributor. Of the aggregate amount paid to the Distributor by the Trust with respect to the Total Return Advantage Fund, approximately $0 and $340 was attributable to postage, $0 and $3,319 was attributable to communications with shareholders, $0 and $3,801 was attributable to advertisement/ promotions and $18,798 and $20,289 was attributable to general compensation to the Distributor.

                  The Plan has been approved, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan and (2) the vote of a majority of the entire Board of Trustees.

                  Class A Shares of the Predecessor Intermediate Government and GNMA Funds were subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provided for reimbursement to the Predecessor Fund's distributor of the Fund's distribution expenses, including (1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of Inventor's shares excluding the distributor's expenses for travel, communication, compensation and benefits for sales personnel; and
(4) any other expenses reasonably incurred in connection with the distribution and marketing of Class A shares subject to approval by a majority of disinterested directors of Integra. For the fiscal years ended April 30, 1996 and for the period from August 10, 1994 (commencement of operations) through April 30, 1995), the Predecessor Intermediate Government Fund and the Predecessor GNMA Fund paid $0 and $0, respectively, in 12b-1 fees.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                   National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse fund securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's fund securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian.

The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

                  First Data Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc., d/b/a 440 Financial) (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.


                            SHAREHOLDER SERVICES PLAN
                            -------------------------

                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan (the "Services Plan" with respect to Retail shares in each of the Funds. Pursuant to the Services Plan, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .25% (on an annualized basis) in the case of the Fixed Income Fund, Total Return Advantage, GNMA and Intermediate Funds, and .10% (on an annualized basis) in the case of the Enhanced Income Fund of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to their Advisory Agreement with the Trust, National City, National City Columbus and National City Kentucky are responsible for making decisions with respect to and placing orders for all purchases and sales of Fund securities for the Fixed Income Fund. Pursuant to its Advisory Agreement with the Trust, NAM is responsible for making decisions with respect to and placing orders for all purchases and sales of fund securities for the Enhanced Income and Total Return Advantage Funds. Pursuant to its Advisory Agreement with the Trust, National City alone is responsible for making decisions with respect to and placing orders for all purchases and sales of fund securities for the GNMA and Intermediate Government Funds. The advisers purchase Fund securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of Fund securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the fiscal years ended May 31, 1996 and 1995, the Fixed Income and, Enhanced Income Funds did not pay any brokerage commissions. For the fiscal year ended May 31, 1996, the Total Return Advantage Fund did not pay any brokerage commissions and for the fiscal year ended 1995, the Fund paid $14,093 in brokerage commissions.

                  For the one-month fiscal period ended May 31, 1996 and the fiscal year ended April 30, 1996, the Predecessor GNMA and Intermediate Government Funds did not pay any brokerage commissions.

                  While the advisers generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the advisers may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the advisers and does not reduce the fees payable to them by the Funds. Such information may be useful to the advisers in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out their obligations to the Trust.

                   Fund securities will not be purchased from or sold to the Funds' advisers, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to its advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  While serving as advisers to the Trust, National City, National City Columbus and National City Kentucky have agreed to maintain their policy and practice of conducting their Trust departments independently of their Commercial Departments. As adviser to the Enhanced Income and Total Return Advantage Funds, NAM has similarly agreed to maintain its policies and the practices of conducting its investment management activities independently of the Commercial Departments of all banking affiliates. In making investment recommendations for the Trust, personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

                  The Trust is required to identify any securities of its "regular brokers or dealers" during its most recent fiscal year. At May 31, 1996, (a) the Total Return Advantage Fund held Prudential Insurance corporate bonds with a value of 5,557,838 and maturing on July 15, 2015; (b) the Enhanced Income Fund held a (i) Merril Lynch Home Equity Loan, Series 1992-1, Class A security in the amount of $975,519 and maturing on January 1, 1998, (ii) a Merril Lynch Trust, Series 10, Class B security in the amount of $876,015 and maturing on November 1, 2000 and (iii) a Prudential Home Mortgage Securities Co., Series 1993-14, Class A-12 security in the amount of $265,778 and maturing on May 14, 1997. Prudential Insurance, Prudential Home Mortgage Securities Co., Merril Lynch and Merril Lynch Trust are considered "regular brokers or dealers" of the Trust. Prudential-Bache Securities is the parent of Prudential Insurance and Prudential Home Mortgage Securities Co. and Merril Lynch, Pierce, Fenner & Smith, Inc. is the parent of Merril Lynch and Merril Lynch Trust.

                  Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the advisers. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, the advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.


                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1996 for the Fixed Income, Enhanced Income and Total Return Advantage Funds, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.


                        YIELD AND PERFORMANCE INFORMATION
                        ---------------------------------

                  Each Fund's "yield" described in the Prospectus is calculated by dividing each Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Each Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                                  a-b  6
                                    Yield = 2 [(------) - 1]
                                                cd + 1

         Where:            a =      dividends and interest earned during the
                                    period.

                           b = expenses accrued for the period (net of reimbursements).

                           c =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.

                  Each Fund calculates interest earned on debt obligations held in its fund by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of Retail Shares" in the Prospectus.

                  For the 30-day period ended May 31, 1996, the yields of the Retail and Institutional shares of the Fixed Income Fund,

Enhanced Income Fund and Total Return Advantage Fund were 5.40% and 5.86%, 5.45% and 5.64%, and 6.43% and 6.93%, respectively.

                  For the 30-day periods ended May 31, 1996 and April 30, 1996, the yields of the Predecessor GNMA and Intermediate Government Funds were 5.62% and 6.05%, and 6.21% and 5.55%, respectively.

                  Each Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                                   ERV  1/n
                                            T = [(-----) - 1]
                                                    P

         Where:            T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                 ERV
                                               (-----) - 1
                                                  P


                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Funds' mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the measuring period covered by the computation.

                  The average annual total returns for the Fixed Income Fund's one year period ending May 31, 1996 were (0.41)% (after taking the sales load into account) and 3.44% (without taking into account any sales load), for its Retail shares and 3.79% for its Institutional shares. The average annual total returns since the Fixed Income Fund's commencement of operations through May 31, 1996 were 6.90% (after taking into account the sales load) and 7.53% (without taking into account any sales load), for its Retail shares and 7.77% for its Institutional shares. The Fixed Income Fund commenced operations on December 20, 1989.

                  The average annual total returns for the Enhanced Income Fund's one year period ending May 31, 1996 were 2.22% (after taking the sales load into account) and 5.13% (without taking into account any sales load), for its Retail shares and 5.36% for its Institutional shares. The average annual total returns since the Enhanced Income Fund's commencement of operations through May 31, 1996 were 4.12% (after taking into account the sales load) and 5.84% (without taking into account any sales load), for its Retail shares and 5.91% for its Institutional shares. The Retail share class of the Enhanced Income Fund commenced operations on September 9, 1994 and the Institutional share class of the Enhanced Income Fund commenced operations on July 7, 1994.

                  The average annual total returns for the Total Return Advantage Fund's period ending May 31, 1996 were (0.15)% (after taking the sales load into account) and 3.74% (without taking into account any sales load), for its Retail shares and 4.22% for its Institutional shares. The average annual total returns since the Total Return Advantage Fund's commencement of operations through May 31, 1996 were 5.05% (after taking into account the sales load) and 7.41% (without taking into account any sales load), for its Retail shares and 8.07% for its Institutional shares. The Retail share class of the Total Return Advantage Fund commenced operations on September 6, 1994 and the Institutional share class of the Total Return Advantage Fund commenced operations on July 7, 1994.

                  The average annual total return for the Predecessor Intermediate Government Fund's one-month fiscal period ending May 31, 1996 and one year period ending April 30, 1996 were (4.20%) and 2.78% (after taking the sales load into account) and (0.19%) and 7.09% (without taking into account any sales load). The average annual total return since the Predecessor Intermediate Government Fund's commencement of operations through the one-month fiscal period ending May 31, 1996 and April 30, 1996 were 4.06% and 4.38% (after taking into account the sales load) and 6.46% and 6.91% (without taking into account any sales load). The Predecessor Intermediate Government Fund commenced operations on August 10, 1994.

                  The average annual total returns for the Predecessor GNMA Fund's one-month fiscal period ending May 31, 1996 and one year period ending April 30, 1996 were (4.32%) and 3.68% (after taking the sales load into account) and (0.35%) and 7.97% (without taking into account any sales load). The average annual total returns since the Predecessor GNMA Fund's commencement of operations through the one-month fiscal period ending May 31, 1996 and April 30, 1996 were 5.46% and 5.95% (after taking into account the sales load) and 7.89% and 8.52% (without taking into account any sales load). The Predecessor GNMA Fund commenced operations on August 10, 1994.

                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials, discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organizational expenses are amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.

                  The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Enhanced Income Fund as of September 11, 1996:

                                                                                Percentage of
                                                       Number of                Outstanding
                                                     Institutional              Institutional
Enhanced Income Fund                                     Shares                     Shares
--------------------                                     ------                     ------

Denison University Operating
  Fund                                                 996,776.640                     14.51%
Attn:  Seth H. Patton
Granville, OH  43023

Whayne Supply Co.                                      837,778.770                     12.19%
Attn:  Ora Nell Burke
P.O. Box 35900
Louisville, KY  40232

Key Trust Company                                      553,780.664                      8.06%
FBO SLHA Endowment
P.O. Box 94870
Cleveland, OH  44101

Hayes Utley & Associates                               463,853.350                      6.75%
  Insurance Agency
6100 Dutchmans Lane
Louisville, KY  40205


                  The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Total Return Advantage Fund as of September 11, 1996:

                                                                                  Percentage of
                                                         Number of                 Outstanding
Total Return                                           Institutional              Institutional
Advantage Fund                                             Shares                     Shares
--------------                                             ------                     ------

Applachian Regional Healthcare                         2,035,778.450                  6.93%
Attn:  Frank McCracken
1220 Harrodsburg
Lexington, KY  40533

Ferro Corporation                                      1,999,764.810                  6.80%
Mr. Paul Richard
1000 Lakeside Avenue
Cleveland, OH  44114

                                                                                  Percentage of
                                                         Number of                 Outstanding
Total Return                                           Institutional              Institutional
Advantage Fund                                             Shares                     Shares
--------------                                             ------                     ------

The Community Foundation of                               1,889,987.940               6.43%
  Louisville
c/o National City Bank of
  Kentucky
101 South Fifth Street,
Trust Division
Louisville, KY  40202

University of Louisville                                  1,803,287.660               6.13%
Attn:  Larry Goldstein
Belknap Campus Service
  Complex
Louisville, KY  40292

Appalachian Regional Healthcare                           1,513,408.980               5.15%
Attn:  Paula Eden
P.O. Box 8086
Lexington, KY  40533

                  The following shareholders beneficially owned 5% or more of the outstanding Institutional shares of the Fixed Income Fund as of September 11, 1996:

                                                                                                  Percentage of
                                                                    Number of                      Outstanding
Fixed Income Fund                                                 Institutional                   Institutional
-----------------                                                   Shares                           Shares
                                                                    ------                           ------

Integra Financial Pension                                        2,497,570.460                       20.36%
  Plan
National City Bank of
  Pennsylvnaia
400 Fourth Avenue
Pittsburgh, PA  15222


                  To the Trust's knowledge, no shareholder beneficially owned 5% or more of the outstanding Institutional shares of the GNMA Fund or the Intermediate Government Fund as of September 11, 1996.


                  The following shareholders benefically owned 5% or more of the outstanding Retail shares of the Total Return Advantage Fund as of September 11, 1996:

Total Return                                              Number of           Percentage of
  Advantage                                                Retail              Outstanding
    Fund                                                   Shares             Retail Shares
------------                                              ---------           -------------
INTRAC                                                    200,556.217           96.252%
Attn:  Gary Ream
8840 Woodfield Crossing Boulevard
Indianapolis, IN  46240

                The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Fixed Income Fund as of September 11, 1996:

                                                                              Percentage of
                                                          Number of            Outstanding
Fixed Income Fund                                       Retail Shares         Retail Shares
-----------------                                       -------------         -------------
Wheat First FBO                                            48,842.377           11.548%
A/C 1252-8594
BF Beverage Company, Inc.
3150 Shelby Street
Indianapolis, IN  46227

INTRAC                                                     96,713.252           22.867%
Attn:  Gary Ream
8840 Woodfield Crossing Boulevard
Indianapolis, IN  46240


                  The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Enhanced Income Fund as of September 11, 1996:

                                                                              Percentage of
                                                          Number of            Outstanding
Enhanced Income Fund                                    Retail Shares         Retail Shares
--------------------                                    -------------         -------------
Wheat First FBO                                            31,356.757           15.323%
A/C 1252-8594
BF Beverage Company, Inc.
3150 Shelby Street
Indianapolis, IN  46227

Wheat First FBO                                            11,848.597            5.79%
A/C 1882--1041
FNB Cust
Harvey M. Brunner Jr. IRA
700 Brick Mill Run Apt. 106
Westlake, OH  44145

INTRAC                                                    151,161.675           73.867%
Attn:  Gary Ream
8840 Woodfield Crossing Boulevard
Indianapolis, IN  46240


                  The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the GNMA Fund as of September 11, 1996:

                                                                                                  Percentage of
                                                                    Number of                      Outstanding
GNMA Fund                                                         Retail Shares                   Retail Shares
---------                                                         -------------                   -------------

Allmerica Trust Company                                            3,657.602                         31.18%
  Cust. FBO
IRA A/C Virginia A. Jasek
1701 Iowa Drive
West Mifflin, PA  15122-3931

Allmerica Trust Company                                            3,119.304                         26.59%
  Cust.
For the IRA Account
FBO R/O Helen M. Weyer
2600 Mohawk Drive
White Oak, PA  15131-3121

Allmerica Trust Company                                            2,082.842                         17.75%
  Cust.
For the IRA Account
FBO R/O William C. Rodgers
177 C Pennwood Avenue
Pittsburgh, PA  15218-1458

June C. Muraco & Joseph E.                                         1,441.520                         12.29%
  Muraco JTTEN
116 Patterson Avenue
Carnegie, PA  15106-2827

Edith De Shantz & Herman H.                                          982.362                          8.37%
  De Shantz JTTEN
747 Hampshire Avenue
Pittsburgh, PA  15216-3763

Marsula Electric Inc.                                             164,000.00                          6.85%
575 Angew Road
Greensburg, PA  15601-9701


                  The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Intermediate Government Fund as of September 11, 1996:


                                                                                                  Percentage of
Intermediate                                                        Number of                      Outstanding
Government Fund                                                   Retail Shares                   Retail Shares
---------------                                                   -------------                   -------------

Allmerica Trust Company                                            2,206.013                         100.00%
  Cust.
For the IRA Account
FBO William J. Fortwangler
353 Conniston Avenue
Pittsburgh, PA  15210-3231

                              FINANCIAL STATEMENTS
                              --------------------

                  The audited financial statements contained in the annual report for the Fixed Income, Enhanced Income and Total Return Advantage Funds for the fiscal year ended May 31, 1996 are hereby incorporated herein by reference. Copies of the annual report may be obtained by calling the Trust at 1-800-622-FUND or by writing to the Trust at 440 Computer Drive, Westborough, Massachusetts 01581.

                  The financial statements for the Predecessor GNMA and Intermediate Government Funds for the fiscal period May 1, 1996 through May 31, 1996 and for the fiscal year ended April 30, 1996 and the periods prior thereto are contained in those Funds' Annual Reports to Shareholders (the "Financial Statements") which have been filed with the Securities and Exchange Commission and are incorporated into this Statement of Additional Information by reference. The financial Statements and the information included in the Financial Highlights tables for the same periods which appear in the Funds' prospectuses have been audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor GNMA and Intermediate Government Funds, whose reports thereon appear in such Annual Reports. The Financial Statements in such Annual Reports have been incorporated by reference herein and in the Funds' Prospectuses in reliance upon the reports of said firm of independent accountants given upon their authority as experts in accounting and auditing.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS


CORPORATE LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

                  The following summarizes the ratings used by Duff & Phelps for corporate debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

                  "B" - Issue has only a speculative capacity for timely payment.

                  "C" - Issue has a doubtful capacity for payment.

                  "D" - Issue is in payment default.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F- 1+" and "F-1" categories.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

                  "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

                  "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.

                                   APPENDIX B
                                   ----------


         As stated in their Prospectuses, the Enhanced Income, Total Return Advantage, GNMA and Intermediate Government Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.


I.  INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Funds may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The advisers wish to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the advisers believe that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of
98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The advisers could be wrong in their forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. The Funds may engage in a interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The advisers wish to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the advisers believe that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         The advisers could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.


II.  INDEX FUTURES CONTRACTS

         GENERAL. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

         A Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

III.  MARGIN PAYMENTS

         Unlike purchase or sales of fund securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the advisers.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to the advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

V.  OPTIONS ON FUTURES CONTRACTS

         The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


VI.  OTHER MATTERS

         Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                  ARMADA FUNDS

                       Statement of Additional Information

                               September 30, 1996

                              Ohio Tax Exempt Fund
                           Pennsylvania Municipal Fund

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the above Funds of Armada Funds (the "Trust"), dated September 30, 1996 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND, 4400 Computer Drive, Westborough, Massachusetts 01581.

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----
STATEMENT OF ADDITIONAL INFORMATION.......................................  1

RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES..........................  1

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................ 19

DESCRIPTION OF SHARES..................................................... 21

ADDITIONAL INFORMATION CONCERNING TAXES................................... 23

TRUSTEES AND OFFICERS..................................................... 27

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
  AND TRANSFER AGENCY AGREEMENTS.......................................... 31

SHAREHOLDER SERVICES PLAN................................................. 35

PORTFOLIO TRANSACTIONS.................................................... 36

AUDITORS.................................................................. 38

COUNSEL................................................................... 38

YIELD AND PERFORMANCE INFORMATION......................................... 38

MISCELLANEOUS............................................................. 43

FINANCIAL STATEMENTS...................................................... 44

APPENDIX A................................................................  1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Ohio Tax Exempt and Pennsylvania Municipal Funds (the "Fund"). The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                  The Pennsylvania Municipal Fund commenced operations on August 10, 1994 as a separate investment portfolio (the "Predecessor Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold shares of stock that were similar to the Trust's Retail Shares of beneficial interest.

                RISK FACTORS, INVESTMENT OBJECTIVES AND POLICIES
                ------------------------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT

                  Further information on the advisers' investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Yield and Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for Municipal Bonds and other securities which may be held by the Funds.

MUNICIPAL BONDS

                  As described in the Prospectus, the two principal classifications of Municipal Bonds consist of "general obligation" and "revenue" issues, and the Funds may include "moral obligation" issues, which are normally issued by special purpose authorities. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Municipal Bonds in which the Pennsylvania Municipal Fund invests must be rated BBB or better by S&P or Fitch or Baa or better by Moody's, or, if unrated must be deemed by the sub-adviser to have essentially the same characteristics and quality as bonds having the above ratings. The sub-adviser may purchase private activity bonds if the interest paid is excludable from federal income tax. Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

                  Pennsylvania municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by Pennsylvania laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Pennsylvania municipal securities, the payment of interest and principal on which is insured in whole or in part by a Pennsylvania governmentally created fund, may be adversely affected by Pennsylvania laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, Pennsylvania municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Pennsylvania laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Pennsylvania municipal securities the Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Pennsylvania Municipal Fund may invest and, therefore, on the shares of the Fund.

                  There are, of course, variations in the quality of Municipal Bonds both within a particular classification and between classifications, and the yields on Municipal Bonds depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Bonds. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Bonds with the same maturity, interest rate and rating may have different yields while Municipal Bonds of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' advisers, or sub-adviser in the case of the Pennsylvania Municipal Fund, will consider such an event in determining whether the Funds should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Bonds purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on the principal of its Municipal Bonds may be materially adversely affected by litigation or other conditions.

                  Certain Municipal Bonds held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Bond at the time of its original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the bond is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Funds may, from time to time, invest more than 25% of their assets in Municipal Bonds covered by insurance policies.

                  Municipal notes in which the Pennsylvania Municipal Fund may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

OTHER TAX-EXEMPT INSTRUMENTS

                  Investments by the Pennsylvania Municipal Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by S&P, F-2 by Fitch or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the sub-adviser. Other types of tax-exempt instruments which are permissible investments for the Fund including floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Fund must use the shorter of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the sub-adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The sub-adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The sub-adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

STAND-BY COMMITMENTS

                  Each Fund may acquire stand-by commitments (also known as put options) with respect to Municipal Bonds held in its portfolio. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). A Fund will not acquire a stand-by commitment unless immediately after the acquisition, not more than 5% of its total assets will be invested in instruments subject to a demand feature, or in stand-by commitments, with the same institution.

                  The Funds' right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will be transferable by the Funds only with the underlying Municipal Bonds which may be sold to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the commitment.

                  The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Bonds (excluding any accrued interest which the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value, the Fund values the underlying Municipal Bonds on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Bonds.

                  Each Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the advisers', and sub adviser's in the case of the Pennsylvania Municipal Fund, opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Bonds that are subject to the commitment. Thus, the risk of loss to the Funds in connection with a stand-by commitment will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

WHEN-ISSUED SECURITIES

                  Each Fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when- issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, they rely on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SECURITIES OF OTHER INVESTMENT COMPANIES

                  Each Fund may invest in securities issued by other investment companies (including other investment companies advised by the advisers, and sub-adviser in the case of the Pennsylvania Municipal Fund) which invest in high quality, short term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Fund currently intends to limit such investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the advisers.

TAXABLE MONEY MARKET INSTRUMENTS

                  Each Fund may invest in various Taxable Money Market Instruments such as bank obligations, commercial paper, repurchase agreements and U.S. Government Obligations. The Ohio Tax Exempt Fund may also invest in guaranteed investment contracts ("GICs").

                  Bank obligations include bankers' acceptances [GENERALLY HAVING A MATURITY OF SIX MONTHS OR LESS], negotiable certificates of deposit, [and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System]. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and, with respect to the Ohio Tax Exempt Fund, time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Ohio Tax Exempt Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  Investments include commercial paper and other short term promissory notes issued by corporations [, MUNICIPALITIES AND OTHER ENTITIES] (including variable and floating rate instruments). In addition, the Ohio Tax Exempt Fund may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Ohio Tax Exempt Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  The Ohio Tax Exempt Fund may make limited investments in GICs issued by U.S. insurance companies. The Fund will purchase a GIC only when the advisers have determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more Rating Agencies.

                  Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Ohio Tax Exempt Fund's advisers, or sub- adviser in the case of the Pennsylvania Municipal Fund, deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  Each Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the advisers believe that the credit risk with respect thereto is minimal.

VARIABLE AND FLOATING RATE OBLIGATIONS

                  The Pennsylvania Municipal Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

ADDITIONAL INVESTMENT LIMITATIONS

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

                  No Fund may:


                  1. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

                  2. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs [OR OIL, GAS AND MINERAL LEASES], except : (a) to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts [or which invest in such programs]; and
(b) with respect to the Ohio Tax Exempt Fund to purchase and sell futures contracts and options on futures contracts in accordance with its investment objective.

                  3. Invest in any issuer for the purpose of exercising control [or management].

                  In addition, the Ohio Tax Exempt Fund may not:

                  1. Purchase securities on margin, make short sales of securities, or maintain a short position, except to purchase or sell futures contracts and options on futures contracts in accordance with its investment objective.

                  2. Purchase or sell real estate, except to invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

                  3. Write or purchase put options (except stand-by commitments), call options, straddles, spreads, or any combination thereof, except to purchase and sell futures contracts and options on futures contracts in accordance with its investment objective.

                  4. Purchase or retain securities of any issuer if the officers or trustees of the Trust or the officers or directors of its investment advisers owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

                  In addition, the Pennsylvania Municipal Fund may not:

                  1. Make short sales of securities or purchase securities on margin, except to obtain short-term credits as necessary for the clearance of security transactions in accordance with its investment objective.

                  2. Purchase or sell real estate or real estate limited partnership interests, except to invest in securities or interests of companies which invest in real estate.

                  3. Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by the Fund's investment limitations in aggregate amounts not to exceed 33-1/3% of the Fund's total assets taken at current value at the time of the incurrence of such loan.

                  4. Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only as to 75% of the Fund's net assets.

                  5. Purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

                  6. Issue senior securities (as defined in the Investment Company Act of 1940), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

                  The following limitations with respect to the Pennsylvania Municipal Fund are considered non-fundamental and therefore may be changed without a shareholder vote.

                  The Fund may not purchase puts, calls, options or combinations thereof, except that the Fund may purchase puts as described in its prospectus.

                  The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets.

                  The Fund may not purchase securities of any company which has (with predecessors) a record of less than three years continuing operations, if, as a result, more than 5% of the total assets of the Fund (taken at current value) would be invested in such securities.

                  The foregoing percentages will apply at the time of purchase of a security.

                                    * * * * *

                  In addition, so long as each Fund is offering and selling its shares in the state of Texas , it may not: (i) invest more than 5% of its net assets in warrants (including within that amount but not to exceed 2%, warrants that are not listed on the New York or American Stock Exchange), (ii) invest in oil, gas or other mineral leases, or (iii) invest in real estate limited partnership interests.

                  So long as the Pennsylvania Municipal Fund is offering and selling its shares in the State of Ohio, the Fund may not (i) purchase or retain the securities of any issuer if the Trustees and officers of the Trust, the advisers and sub-adviser beneficially own more than 5% of that issuer, and (ii) invest in the securities of other investment companies if the broker's commission is more than customary.

PORTFOLIO TURNOVER

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN OHIO BONDS

                  As described in the Prospectus, the Ohio Tax Exempt Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

                  Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

                  There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

                  The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Fund or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

                  Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

                  While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially- developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

                  In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among geographic areas of the State.

                  There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

                  The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

                  Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund).

June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million
(BSF).

                  The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium was passed on July 11, 1991. $200 million was transferred from the BSF to the GRF in FY 1992.

                  Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

                  A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

                  None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

                  The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had a September 16, 1996 balance of over $828 million).

                  The GRF appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of

$70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

                  The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

                  By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At September 16, 1996, $857 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.9 million outstanding); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($774.7 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($47.2 million outstanding, with no more than $50 million to be issued in any one year).

                  The electors approved in November 1995 a proposed constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizes additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

                  Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures. The deadline has passed for submission of constitutional amendments at the November 1996 election.

                  The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, $4.8 billion of which was outstanding or authorized for sale at September 16, 1996.

                  A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

                  A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

                  State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

                  Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals has reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one).

                  Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated.

                  At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA
BONDS

                  Potential shareholders should consider the fact that the Pennsylvania Municipal Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that the Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

                  Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending deceases have resulted in surpluses the last four years; as of June 30, 1995, the General Fund had a surplus of $688.3 million. The deficit in the

Commonwealth's unreserved/undesignated funds also has been eliminated as of June 30, 1995.

                  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suit relating to the following matters: (i) the American Civil Liberties Union ("ACLU") filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, among other things, because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU and the parties are proceeding with discovery; (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (iii) litigation was filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending the resolution of the state case, and the state case is in the pre-trial stage, with trial scheduled to commence in early 1997; (iv) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which Envirotest will receive $145 million, with interest at 6 percent per annum; and in 1995, the Commonwealth, the Governor of

Pennsylvania, the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The Commonwealth and the City were joined to determine their liability, if any, to pay additional costs necessary to remedy segregation-related conditions found to exist in Philadelphia public schools. In the fall of 1996, the State Supreme Court stayed the proceedings retained jurisdiction over the matter.

                  A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January 1996. The General Assembly authorized $123 million to provide for the Commonwealth's share of the required match for federal public assistance and disaster mitigation funds.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and BBB+, respectively, by S&P and Baa and Baa1, respectively, by Moody's.

                  The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1995 was a surplus of $80.5 million, and preliminary unaudited financial statements as of June 30, 1995 project a surplus of approximately $59.6 million.

                  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.7 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA may continue to issue bonds to finance cash flow deficits until December 31, 1996, and its authority to refund existing debt will not expire.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by 440 Financial Distributors, Inc. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for more than seven days for shares during any period when: (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  There is no sales load charged on shares acquired through the reinvestment of dividends or distributions on such shares.

                  For the fiscal year ended May 31, 1996, sales loads paid by shareholders of the Ohio Tax Exempt Fund totalled $4,640.

                  For the one-month fiscal period ended May 31, 1996, no sales loads were paid by shareholders of the Predecessor Fund. For the fiscal year ended April 30, 1996, sales loads paid by shareholders of the Predecessor Fund totalled $3,469.47.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials") the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS

                  Illustrations of the computation of the offering price per Retail share of the Funds, based on the value of the Ohio Tax Exempt Fund's net assets and number of outstanding shares on May 31, 1996, and the Predecessor Fund's net assets and number of outstanding shares on April 30, 1996, are as follows:

                                      TABLE
                                      -----

                              OHIO TAX EXEMPT FUND
                              --------------------

Net Assets of Retail Shares......................................  $2,869,078

Outstanding Retail Shares........................................     269,252

Net Asset Value Per Share
($2,869,078 / 269,252)...........................................      $10.66

Sales Charge, 3.00% of
offering price (3.08% of net
asset value per share)...........................................       $0.33

Offering to Public...............................................      $10.99



                           PENNSYLVANIA MUNICIPAL FUND
                           ---------------------------

Net Assets of Retail Shares...................................... $38,809,244

Outstanding Retail Shares........................................   3,835,561

Net Asset Value Per Share
($38,809,244 / 3,835,561)........................................  $    10.12

Sales Charge, 4.00% of
offering price (4.15% of net
asset value per share)...........................................  $     0.42

Offering to Public...............................................  $    10.54


EXCHANGE PRIVILEGE

                  Investors may exchange all or part of their Retail shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail shares and account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES
                              ---------------------

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 36 classes or series of shares. Four of these classes or series, which represent interests in the Ohio Tax Exempt Fund (Class K and Class K -Special Series 1) and Pennsylvania Municipal Fund (Class T and Class T - Special Series 1), are described in this Statement of Additional Information and the related Prospectus.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing fees that are allocable to such shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

FEDERAL TAXES - IN GENERAL

                  As described above and in the Prospectus, each Fund is designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Bond interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of its portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt- interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

                  The Pennsylvania Municipal Fund does not expect to realize long-term capital gains and, therefore, does not expect to distribute any capital gain dividends.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

                  Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus and above, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non-taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of such Fund's shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients".

                  Depending upon the extent of the Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

STATE AND LOCAL TAXES

                  The Ohio Tax Exempt Fund is not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers in intangibles tax, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code.

                  Shareholders of the Fund who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Fund ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions ("Ohio Obligations").

                  Shareholders that are otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Obligations, or (b) represent "exempt-interest dividends" for federal income tax purposes. Shares of the Fund will be included in a Shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of State and Local Taxes that the Fund will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

                              TRUSTEES AND OFFICERS
                              ---------------------

                  The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                          Principal Occupation
                                                    Position with                         During Past 5 Years
Name and Address                                      the Trust                           and Other Affiliations
----------------                                   ---------------------                  --------------------------
Richard B. Tullis                                   Trustee and Chairman                  Chairman Emeritus, Harris
5150 Three Village Drive                            of the Board                          Corporation (electronic
Lyndhurst, Ohio 44124                                                                     communication and
Age 82                                                                                    information processing
                                                                                          equipment), since October
                                                                                          1985; Director, NACCO
                                                                                          Materials Handling Group,
                                                                                          Inc. (manufacturer of
                                                                                          industrial fork lift
                                                                                          trucks), since 1984;
                                                                                          Director, Hamilton
                                                                                          Beach/Proctor-Silex, Inc.
                                                                                          (manufacturer of household
                                                                                          appliances), since 1990;
                                                                                          Director, Waste-Quip, Inc.
                                                                                          (waste handling
                                                                                          equipment), since 1989.

                                      -27-

                                                                                          Principal Occupation
                                                    Position with                         During Past 5 Years
Name and Address                                      the Trust                           and Other Affiliations
----------------                                   ---------------------                  --------------------------
Thomas R. Benua, Jr.                                Trustee                               Chairman, EBCO
564 Hackberry Drive                                                                       Manufacturing Company and
Westerville, OH  43081                                                                    subsidiaries (manufacture,
Age 51                                                                                    sale and financing of
                                                                                          water coolers and
                                                                                          dehumidifiers), since
                                                                                          January 1996 and
                                                                                          President, January 1987 to
                                                                                          January 1996; Vice
                                                                                          President and Executive
                                                                                          Committee Member of Ebtech
                                                                                          Corp., (market and sell
                                                                                          bottled and point-of-use
                                                                                          coolers) since March 1991.


Leigh Carter*                                       Trustee, President                    Retired President and
13901 Shaker Blvd., #6B                             and Treasurer                         Chief Operating Officer,
Cleveland, OH  44120                                                                      BFGoodrich Company, August
Age 71                                                                                    1986 to September 1990;
                                                                                          Director, Adams Express
                                                                                          Company (closed-end
                                                                                          investment company), since
                                                                                          April 1982; Director,
                                                                                          Lamson & Sessions Co.
                                                                                          (producer of electrical
                                                                                          supplies for construction,
                                                                                          consumer power and
                                                                                          communications industry),
                                                                                          since April 1991;
                                                                                          Director, Petroleum &
                                                                                          Resources Corp., since
                                                                                          April 1987; Director,
                                                                                          Morrison Products
                                                                                          (manufacturer of blower
                                                                                          fans and air moving
                                                                                          equipment), since April
                                                                                          1983.

John F. Durkott                                     Trustee                               President and Chief
8600 Allisonville Road                                                                    Operating Officer,
Indianapolis, IN  46250                                                                   Kittle's Home Furnishings
                                                                                          Center, Inc., since
                                                                                          January 1982; partner,
                                                                                          Kittles Bloomington
                                                                                          Property Company, since
                                                                                          January 1981; partner,
                                                                                          KK&D (Affiliated Real
                                                                                          Estate Companies of
                                                                                          Kittle's Home Furnishings
                                                                                          Center), since January 1989.

                                                                                          Principal Occupation
                                                    Position with                         During Past 5 Years
Name and Address                                      the Trust                           and Other Affiliations
----------------                                   ---------------------                  --------------------------
Richard W. Furst, Dean                              Trustee                               Professor of Finance and
Carol Martin Gatton                                                                       Dean, Carol Martin Gatton,
College of Business and                                                                   College of Business and
Economics                                                                                 Economics, University of
University of Kentucky                                                                    Kentucky, since 1981;
Lexington, KY 40506-0034                                                                  Director, Studio Plus
Age 58                                                                                    Hotels, Inc., since 1994.

Robert D. Neary                                     Trustee                               Retired Co-Chairman of
32980 Creekside Drive                                                                     Ernst & Young, April 1984-
Pepper Pike, OH 44124                                                                     September 1993; Director,
Age 63                                                                                    Cold Metal Products, Inc.,
                                                                                          since March 1994;
                                                                                          Director, Zurn Industries,
                                                                                          Inc. (plumbing products
                                                                                          and engineering and
                                                                                          construction services),
                                                                                          since June 1995.

J. William Pullen                                   Trustee                               President and Chief
Whayne Supply Company                                                                     Executive Officer, Whayne
1400 Cecil Avenue                                                                         Supply Co. (engine and
P.O. Box 35900                                                                            heavy equipment
Louisville, KY 40232-5900                                                                 distribution), since 1986;
Age 57                                                                                    President and Chief
                                                                                          Executive Officer.
                                                                                          American Contractors
                                                                                          Rentals & Sales (rental
                                                                                          subsidiary of Whayne
                                                                                          Supply Co.), since 1988.

W. Bruce McConnel, III                              Secretary                             Partner of the law firm
Philadelphia National                                                                     Drinker Biddle & Reath,
  Bank Building                                                                           Philadelphia, Pennsylvania
Broad & Chestnut Sts.
Philadelphia, PA  19107
Age 52

John J. Burke                                       Assistant Treasurer                   Client Service Officer,
First Data Investor                                                                       First Data Investor
  Services Group, Inc.                                                                    Services Group, Inc. since
4400 Computer Drive                                                                       1991; prior thereto,
Westborough, MA  01581                                                                    Management Associate,
Age 31                                                                                    Fidelity Investments.

--------------------

* Mr. Carter is considered by the Trust to be an "interested person" of the Trust as defined in the 1940 Act.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1996, the Trust's trustees and officers as a group received aggregate fees of

$69,875. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1996:

                                                                  Pension or
                                                                  Retirement
                                                               Benefits Accrued                                      Total
                                             Aggregate            as Part of                Estimated            Compensation
               Name of                     Compensation           the Trust's           Approval Benefits          from the
          Person, Position                from the Trust           Expenses              Upon Retirement             Trust
          ----------------                --------------           --------              ---------------             -----

Richard B. Tullis, Trustee and               $13,000                  $0                       $0                   $13,000
Chairman

Thomas R. Benua, Jr.,Trustee                 $11,375                  $0                       $0                   $11,375

Leigh Carter, Trustee,                       $11,375                  $0                       $0                   $11,375
President and Treasurer

John F. Durkott, Trustee                     $11,375                  $0                       $0                   $11,375

Richard W. Furst, Trustee                    $11,375                  $0                       $0                   $11,375

J. William Pullen, Trustee                   $11,375                  $0                       $0                   $11,375

Robert D. Neary, Trustee                        $0                    $0                       $0                      $0


SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.

           ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
                         AND TRANSFER AGENCY AGREEMENTS
--------------------------------------------------------------------------------

ADVISORY AGREEMENT

                  National City, National City Columbus and National City Kentucky serve as investment advisers to the Ohio Tax Exempt Fund and National City serves as investment adviser to the Pennsylvania Municipal Fund, as described in the Prospectus. Prior to September 26, 1990, only National City and National City Columbus served as advisers to the Ohio Tax Exempt Fund. The advisers are affiliates of National City Corporation, a bank holding company with $51 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $36 billion in assets. From time to time, the advisers may voluntarily waive fees or reimburse the Trust for expenses.

                  Pursuant to the Advisory Agreement, the Trust incurred the following advisory fees for the fiscal years ended May 31, 1996, 1995 and 1994: the advisers waived their entire fees of $443,670, $379,718 and $301,620, respectively.

                  For the one-month period ended May 31, 1996, the fiscal year ended April 30, 1996 and for the period from August 10, 1994 (commencement of operations) to April 30, 1995, Integra Trust Company ("Integra"), the investment adviser to the Predecessor Fund, earned advisory fees of $23,057, $264,836 and $128,093, and Integra waived fees in the amount of $6,792, $44,126 and $39,805, respectively.

                   Each Advisory Agreement provides that the advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the advisers in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the advisers have undertaken in their Advisory Agreements to maintain their policy and practice of conducting their Trust Departments independently of their Commercial Departments.

                  The Advisory Agreement relating to the Ohio Tax Exempt Fund was approved by the shareholders on September 26, 1990. The Advisory Agreement relating to the Pennsylvania Municipal Fund was approved by the sole shareholder prior to the commencement of operations. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund to which it relates until September 30, 1997 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement may be terminated by the Trust or the advisers on 60 days written notice, and will terminate immediately in the event of its assignment.

                  Weiss, Peck & Greer, L.L.C. ("the sub-adviser"), with principal offices at One New York Plaza, New York, New York 10004, serves as sub-adviser to the Pennsylvania Municipal Fund. The sub-adviser is a professional investment counselling firm that provides investment services to investment companies and other entities.

                  If expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Fund's advisers will reimburse the Trust for any such excess to the extent described in any written undertaking provided by the advisers to such state. To the Trust's knowledge, as of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Trust provides that annual expenses (as defined by statute) may not exceed 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the remaining average net assets of a particular Fund. Such amount, if any, will be estimated, reconciled and paid on a monthly basis. The fees Banks may charge to Customers for services provided in connection with their investments in the Trust are not covered by the state securities expense limitations described above.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following fees for the fiscal years ended May 31, 1996, 1995 and 1994: $81,680, $70,839 and $26,230,
respectively.

                  For the one-month fiscal period ended May 31, 1996, the fiscal year ended April 30, 1996 and for the period from August 10, 1994 (commencement of operations) to April 30, 1995, SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor Fund and earned the following fees: $5,929, $68,101 and $23,985, respectively, and waived fees of $0, $9,681 and $19,188, respectively.

DISTRIBUTION PLAN AND RELATED AGREEMENT

                  The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Plan") which permits the Trust to bear certain expenses in connection with the distribution of its shares. As required by Rule 12b-1, the Trust's 12b-1 Plan and related distribution agreement have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plan or any agreement relating to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreement will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plan that would materially increase the distribution expenses of a Fund requires approval by its shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plan or related agreement. The Plan and related agreement may be terminated as to a particular Fund by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The Trust's Plan provides that each Fund will reimburse the Distributor for distribution expenses in an amount not to exceed .10% of such fund's average net assets. Distribution expenses payable by the Distributor pursuant to the Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders. In addition, the Plan provides that the Trust will pay the Distributor an annual distribution fee of $250,000 payable monthly and accrued daily by all of the Trust's investment funds with respect to which the Distributor is distributing shares. For the fiscal years ended May 31, 1996 and 1995, the Trust paid the Distributor a total of $43,316 and $20,924 for the Fund. Of the aggregate amount paid to the Distributor by the Trust, approximately $1,042 and $454 was attributable to postage, $980 and $3,114 was attributable to communications with shareholders, $35,338 and $9,008 was attributable to advertisement/promotion and $5,956 and $8,348 was attributable to general compensation to the Distributor.

                  The Plan has been approved, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan and (2) the vote of a majority of the entire Board of Trustees.

                  Class A Shares of the Predecessor Fund were subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provided for reimbursement to the Predecessor Fund's distributor of the Fund's distribution expenses, including (1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of Inventor's shares including the distributor's expenses for travel, communication compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of Class A shares subject to approval by a majority of disinterested directors of Inventor. For the year ended April 30, 1996 and for the period from August 10, 1994 (commencement of operations) to April 30, 1995, the Predecessor Fund paid $0 and $0 in 12b-1 fees.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                   National City Bank also serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

                  First Data Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc., d/b/a 440 Financial) (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------

                  As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan (the "Services Plan") with respect to the Retail shares in each Fund. Pursuant to the Services Plan, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .10% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail shares;
(v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to the Advisory Agreement, National City, National City Columbus and National City Kentucky are responsible for, make decisions with respect to and place orders for all purchases and sales of portfolio securities for the Ohio Tax Exempt Fund. Pursuant to the Sub-Advisory Agreement with National City, the sub-adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Pennsylvania Municipal Fund. The advisers and sub-adviser purchase portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the fiscal years ended May 31, 1996 and 1995, the Ohio Tax Exempt Fund did not pay any brokerage commissions.

                  For the one-month fiscal period ended May 31, 1996, and the fiscal year ended April 30, 1996, the Predecessor Fund did not pay any brokerage commissions.

                  While the advisers and sub-adviser generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the advisers may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the advisers and does not reduce the fees payable to them by the Fund. Such information may be useful to the advisers in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out their obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Fund's advisers, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  While serving as advisers to the Trust, National City, National City Columbus and National City Kentucky have agreed to maintain their policy and practice of conducting their Trust departments independently of their Commercial Departments. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

                  Investment decisions for the Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the advisers. Such other Fund investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the advisers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1996 for the Ohio Tax Exempt Fund, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey, with offices at 4900 Society Center, 127 Public Square, Cleveland, Ohio 44114-1304, act as special Ohio tax counsel for the Trust and have reviewed the section of this Statement of Additional Information entitled "Additional Information Concerning Taxes - State and Local Taxes" and the Prospectus entitled "Taxes -State and
Local Taxes."

                        YIELD AND PERFORMANCE INFORMATION
                        ---------------------------------

                  Each Fund's "yield" described in the Prospectus is calculated by dividing each Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                        a-b 6
                      Yield = 2 [(----) - 1]

                                         cd+1

         Where:       a =      dividends and interest earned during the
                               period.

                      b =      expenses accrued for the period (net of
                               reimbursements).

                      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                      d = maximum offering price per share on the last day of the period.

                  Each Fund calculates interest earned on debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

                   Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "How to Purchase and Redeem Shares -- Sales Charges Applicable to Purchases of Retail Shares" in the Prospectus.

                  The "tax-equivalent yield" is computed by dividing the portion of its yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

                  For the 30-day period ended May 31, 1996, the yields of the Retail and Institutional shares of the Ohio Tax Exempt Fund were 4.57% and 4.72%, respectively. The tax equivalents (assuming a 39.6% federal tax rate and 7.5% Ohio tax rate) for its Retail and Institutional shares for the same period were 8.18% and 8.45%, respectively.

                  For the 30-day periods ended May 31, 1996 and April 30, 1996, the yields of the Predecessor Fund were 4.16% and 4.10%, respectively. The tax equivalent yields (assuming a 39.6% federal tax rate and a 2.8% Pennsylvania tax rate) for the same periods were 7.22% and 6.19%, respectively.

                  Each Fund computes its average annual total returns by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                                  ERV 1/n
                                            T = [(-----)  - 1]
                                                    P

         Where:            T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns by determining its aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                       ERV
                                                     (-----)  -1
                                                        P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to such Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the measuring period covered by the computation.

                  The average annual total returns for the Ohio Tax Exempt Fund for the one year period ending May 31, 1996 were 1.23% (after taking into account the sales load) and 4.35% (without taking into account any sales load) for the Retail shares and 4.36% for the Institutional shares. The average annual total returns since the Fund's commencement of operations through May 31, 1996 were 5.29% (after taking into account the sales load) and 5.80% (without taking into account any sales load) for the Retail shares and 5.80% for the Institutional shares. The Ohio Tax Exempt Fund commenced investment operations on January 5, 1990.

                  The average annual total returns for the one-month fiscal period ending May 31, 1996, and the one-year fiscal period ending April 30, 1996 for the Predecessor Fund were (4.01)% and 0.84%, respectively, (after taking into account the sales load) and (0.03)% and 5.06%, respectively (without taking into account any sales load). The average annual total returns since the Fund's commencement of operations through the one-month fiscal period ending May 31, 1996, and April 30, 1996 were 2.31% and 2.44% (after taking into account the sales load) and 4.66% and 4.92% (without taking into account any sales load). The Predecessor Fund commenced investment operations on August 10, 1994.

                  The Funds may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. A Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

                  The Trust bears all costs in connection with its organization, including the fees of registering and qualifying its shares for distribution under federal and state securities regulations. All organizational expenses are amortized on the straight-line method over a period of five years from the date of the commencement of operations.

                  As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the respective liabilities in respect of that Fund.

                  The following shareholders beneficially owned 5% or more of the outstanding Retail shares of the Ohio Tax Exempt Fund as of September 11, 1996:


                                                                Percentage of
                                        Number of               Outstanding
Ohio Tax Exempt Fund                 Retail Shares              Retail Shares
--------------------                 -------------              --------------
David J. Beverly &
Pamela C. Beverly JTTEN              257,292.542                51.829%
1128 Laguna Drive
Huron, OH 44839

                  To the Fund's knowledge, no shareholder beneficially owned 5% or more of the outstanding Institutional shares of the Ohio Tax Exempt Fund as of September 11, 1996.

                  The following shareholders owned beneficially 5% or more of the outstanding Retail shares of the Pennsylvania Municipal Fund as of September 11, 1996:

                                                                                                     Percentage of
                                                              Number of                               Outstanding
Pennsylvania Municipal                                          Retail                                  Retail
        Fund                                                    Shares                                  Shares
----------------------                                        ---------                              -------------

Helen M. Weyer                                                5,907.372                                 71.71%
James N. Weyer, Jr. JTTEN
2600 Mohawk Drive
White Oak, PA  15131-3121

Robert H. Rhone                                               1,049.427                                 12.74%
172 Davis Street
Bradford, PA 16701-1304

John E. Bukowski                                                478.469                                  5.81%
Box 254-IA Road 1
Clarksville, PA 15322

                                                              Percentage of
Pennsylvania Municipal                    Number of            Outstanding
        Fund                            Retail Shares         Retail Shares
----------------------                  -------------         -------------
Rita La Fianza &                          471.769                5.73%
Howard H. La Fianza JTTEN
507 Lisa Drive
West Mifflin, PA 15122-3150

                  To the Trust's knowledge, no shareholder beneficially owned 5% or more of the outstanding Institutional shares of the Pennsylvania Municipal Fund as of September 11, 1996.

                              FINANCIAL STATEMENTS
                              --------------------

                  The audited financial statements contained in the annual report for the fiscal year ended May 31, 1996 are hereby incorporated herein by reference. Copies of the annual report may be obtained by calling the Trust at 1-800-622-FUND or by writing to the Trust at 4400 Computer Drive, Westborough, Massachusetts 01581.

                  The financial statements for the Predecessor Fund for the fiscal period May 1, 1996 through May 31, 1996 and for the fiscal year ended April 30, 1996 and the periods prior thereto are contained in the Predecessor Fund's Annual Report to Shareholders (the "Financial Statements") which has been filed with the Securities and Exchange Commission and is incorporated into this Statement of Additional Information by reference. The Financial Statements and the information included in the Financial Highlights tables for the same periods which appear in the Fund's prospectus have been audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Fund, whose report thereon appears in such Annual Report. The Financial Statements in such Annual Report have been incorporated herein and in the Fund's Prospectus in reliance upon the report of said firm of independent accountants given upon their authority as experts in accounting and auditing.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS

BOND RATINGS

                  The following summarizes the three highest ratings used by Standard & Poor's for bonds:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the three highest ratings used by Moody's for bonds:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  Note: Those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols, ssAa1 and A1.

                  The following summarizes the three highest long-term debt ratings used by Duff & Phelps for bonds:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  To provide more detailed indications of credit quality, the "AA" and "A" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the three highest ratings used by Fitch for bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "A" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the three highest rating categories used by IBCA for bonds:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

TAX-EXEMPT COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the two highest rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the two highest rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the two highest rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the two highest rating categories used by Fitch for commercial paper:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F- 1+" and "F-1" categories.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                  IBCA uses the short-term ratings described under Municipal Notes Ratings for commercial paper.

MUNICIPAL NOTES RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the two highest ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the two highest ratings by Moody's Investors Service, Inc. for short-term notes and variable rate demand obligations:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                  IBCA uses the following two highest rating categories for short-term notes (including commercial paper):

                  "A1+" - These issues display the very highest quality borrowing characteristics and are of undoubted or prime creditworthiness.

                  "A1" - These issues display very strong borrowing characteristics.

                  "A2" - These issues have high quality borrowing characteristics although their ability to repay is considered to be less than those issues rated "A1."